UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Ryan Larrenaga c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

May 31, 2016

COLUMBIA HIGH YIELD MUNICIPAL FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $464 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 3rd largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of March 31, 2016. Source: Ameriprise Q1 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.

  **  Source: ICI as of March 31, 2016 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of December 2015 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer-term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved

Annual Report 2016

COLUMBIA HIGH YIELD MUNICIPAL FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	26
Statement of Operations	28
Statement of Changes in Net Assets	29
Financial Highlights	31
Notes to Financial Statements	37
Report of Independent Registered Public Accounting Firm	44
Federal Income Tax Information	45
Trustees and Officers	46
Important Information About This Report	51

Annual Report 2016

COLUMBIA HIGH YIELD MUNICIPAL FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia High Yield Municipal Fund (the Fund) Class A shares returned 6.27% excluding sales charges for the 12-month period that ended May 31, 2016. Class Z shares returned 6.48% for the same period.

■  The Fund outperformed its Blended Benchmark and the Barclays High Yield Municipal Bond Index, which returned 5.20% and 4.70%, respectively, during the same 12-month period.

■  The Fund's underweight position in Puerto Rico-related issues and overweight position in longer maturity bonds were the most important factors in its positive relative performance.

Average Annual Total Returns (%) (for period ended May 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	07/31/00
Excluding sales charges		6.27	7.44	4.55
Including sales charges		3.09	6.80	4.24
Class B	07/15/02
Excluding sales charges		5.48	6.64	3.78
Including sales charges		0.48	6.33	3.78
Class C	07/15/02
Excluding sales charges		5.58	6.78	3.92
Including sales charges		4.58	6.78	3.92
Class R4*	03/19/13	6.58	7.68	4.78
Class R5*	11/08/12	6.67	7.75	4.81
Class Z	03/05/84	6.48	7.65	4.76
Blended Benchmark		5.20	6.55	4.95
Barclays High Yield Municipal Bond Index	05/30/03	4.70	7.51	4.88

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Blended Benchmark, established by the Investment Manager, consists of a 60% weighting of the Barclays High Yield Municipal Bond Index and a 40% weighting of the Barclays Municipal Bond Index. The Barclays Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

The Barclays High Yield Municipal Bond Index is comprised of bonds with maturities greater than one-year, having a par value of at least $3 million issued as part of a transaction size greater than $20 million, and rated no higher than "BB+" or equivalent by any of the three principal rating agencies.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
3

COLUMBIA HIGH YIELD MUNICIPAL FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2006 – May 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia High Yield Municipal Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
4

COLUMBIA HIGH YIELD MUNICIPAL FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended May 31, 2016, Class A shares of the Fund returned 6.27% excluding sales charges. Class Z shares of the Fund returned 6.48% for the same time period. The Fund outperformed its Blended Benchmark and the Barclays High Yield Municipal Bond Index, which returned 5.20% and 4.70%, respectively, during the same 12-month period. The Fund's underweight position in Puerto Rico-related issues and overweight position in longer maturity bonds were the most important factors in its positive relative performance.

Rally in High-Yield Municipal Bonds

High-yield municipal bonds rallied during the 12 months ended May 31, 2016 due to both broader interest-rate trends and developments specific to the tax-exempt market. With regard to the former, investors remained confident that the backdrop of slow growth and low inflation would enable the U.S. Federal Reserve (Fed) to maintain a gradual approach to raising interest rates. U.S. Treasury yields declined as a result, with particularly strong performance occurring in the intermediate- to long-term portions of the yield curve. (Prices rise as yields fall.)

Municipal bonds outperformed Treasury bonds during the period, as the continued improvement in the health of state and local finances provided a sound underpinning for the asset class. In addition, municipal bonds benefited from the combination of low new-issue supply and robust investor demand. High-yield municipals, in general, outpaced the broader market at a time in which upbeat investor sentiment fueled a reach for yield. Tobacco was by far the best performing market segment, with above-average yields and positive fundamental news generating demand for bonds in that sector. On the other end of the spectrum, Puerto Rico's bonds fell in price due to concerns about the growing possibility that the territory will be compelled to default on its debt.

Contributors and Detractors

The Fund's relative outperformance was largely a result of its underweight in Puerto Rico-related issues, which lagged the Blended Benchmark by a wide margin. An overweight in longer maturity bonds further aided returns given that yields declined the most for bonds with maturities of 15 years and higher. Positions in longer maturity, zero-coupon bonds added value, as well. This market segment, which tends to have an above-average sensitivity to movements in prevailing rates, performed very well at a time of falling yields. The Fund's positions in lower rated issues with high coupons also experienced meaningful appreciation due to the stability in credit conditions and the robust demand for higher yielding securities.

The Fund was further boosted by its above-benchmark weighting in bonds issued by continuing care retirement communities (CCRCs). We have held a longstanding overweight to this sector due to its attractive yields and our belief that the aging population will continue to fuel demand for elder-care facilities. One of the Fund's leading contributors was Lutheran Homes, an Ohio-based CCRC whose bonds gained ground after the company announced an advanced refunding of its debt.

The Fund's underweight in the strong-performing tobacco sector detracted from its 12-month results. On a longer term basis, however, we prefer to

Portfolio Management

Chad Farrington, CFA

Top Ten States/Territories (%) (at May 31, 2016)
California	9.9
Illinois	9.5
Florida	9.5
Texas	8.4
New York	5.2
Pennsylvania	4.6
New Jersey	3.9
Louisiana	3.3
Missouri	3.0
Virginia	3.0

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2016
5

COLUMBIA HIGH YIELD MUNICIPAL FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Quality Breakdown (%) (at May 31, 2016)
AAA rating	3.6
AA rating	9.4
A rating	16.7
BBB rating	24.3
BB rating	6.5
B rating	1.7
CCC rating	0.2
CC rating	2.8
Not rated	34.8
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

keep a smaller weighting in this market segment due to its above-average volatility. Relative performance was also hurt by our decision to maintain a short duration (lower interest-rate sensitivity) versus the Blended Benchmark during a period of positive performance for the overall market. The Fund held a fairly sizable cash balance at times, which further detracted from results given the healthy gain for the Blended Benchmark. In terms of security selection, our investments in three distressed issues — Louisiana Pellets, Allen Academy Charter School (based in Michigan), and Texas Pellets — were among the most notable detractors.

Portfolio Positioning at Period's End

It became more difficult to find attractively valued securities by the end of the period, with benchmark yields at all-time lows, spreads approaching pre-recession levels, and the yield curve flattening. Overall market volatility increased as questions about economic strength and timing of the U.S. Federal Reserve's next rate hike added uncertainty. Despite these potential headwinds, the combination of substantial mutual fund inflows and low new-issue supply provided support for the municipal bond market. Although Puerto Rico is generally viewed as being distinct from U.S.-based municipal issuers, it remained unclear how the territory's likely default will affect the market in the coming months.

We became a bit more cautious in this environment, maintaining a disciplined approach and holding an above-average cash position to take advantage of future buying opportunities in the event that yields rise. We also sought to preserve sufficient liquidity to meet any outflows that typically accompany periods of increased volatility. In addition, we shifted the portfolio's overall credit quality higher to help mitigate the potential for a less favorable investment backdrop. We believe this is the prudent course after an extended period of positive market performance.

Annual Report 2016
6

COLUMBIA HIGH YIELD MUNICIPAL FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Investment Risks

Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state's financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state, local or alternative minimum taxes. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund's prospectus for more information on these and other risks.

Annual Report 2016
7

COLUMBIA HIGH YIELD MUNICIPAL FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2015 – May 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,037.30	1,020.70	4.38	4.34	0.86
Class B	1,000.00	1,000.00	1,033.40	1,016.95	8.18	8.12	1.61
Class C	1,000.00	1,000.00	1,033.90	1,017.45	7.68	7.62	1.51
Class R4	1,000.00	1,000.00	1,039.30	1,021.70	3.36	3.34	0.66
Class R5	1,000.00	1,000.00	1,039.80	1,022.15	2.91	2.88	0.57
Class Z	1,000.00	1,000.00	1,038.30	1,021.70	3.36	3.34	0.66

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
8

COLUMBIA HIGH YIELD MUNICIPAL FUND

PORTFOLIO OF INVESTMENTS

May 31, 2016

(Percentages represent value of investments compared to net assets)

Municipal Bonds 94.6%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
ALABAMA 0.9%
Lower Alabama Gas District (The) Revenue Bonds Series 2016A 09/01/46	5.000%	6,215,000	8,070,550
ALASKA 0.6%
City of Koyukuk Revenue Bonds Tanana Chiefs Conference Health Care Series 2011 10/01/41	7.750%	5,000,000	5,673,200
ARIZONA 2.6%
City of Glendale Water & Sewer Refunding Revenue Bonds Senior Lien Series 2015 07/01/27	5.000%	2,500,000	3,100,175
Industrial Development Authority of the County of Pima (The) Refunding Revenue Bonds Facility-Edkey Charter Schools Project Series 2013 07/01/33	6.000%	2,000,000	2,031,820
07/01/43	6.000%	2,500,000	2,507,650
07/01/48	6.000%	1,500,000	1,500,765
Revenue Bonds American Charter Schools Foundation Series 2007A 07/01/38	5.625%	3,840,000	3,747,379
Industrial Development Authority of the County of Yavapai Revenue Bonds Yavapai Regional Medical Center Series 2008B 08/01/37	5.625%	3,500,000	3,697,995
La Paz County Industrial Development Authority Revenue Bonds Charter School Solutions - Harmony Public Series 2016 02/15/36	5.000%	1,200,000	1,313,868
Maricopa County Pollution Control Corp. Revenue Bonds El Paso Electric Co. Project Series 2009B 04/01/40	7.250%	3,600,000	4,177,764
Surprise Municipal Property Corp. Revenue Bonds Series 2007 04/01/32	4.900%	2,000,000	2,030,800
Total			24,108,216

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
CALIFORNIA 9.4%
Agua Caliente Band of Cahuilla Indians Revenue Bonds Series 2003(a)(b) 07/01/18	6.000%	1,260,000	1,257,367
Alameda Corridor Transportation Authority Refunding Revenue Bonds 2nd Subordinated Lien Series 2016B 10/01/35	5.000%	1,000,000	1,197,170
Cabazon Band Mission Indians(a)(b)(c) Revenue Bonds Mortgage Notes Series 2004 10/01/11	13.000%	384,294	191,874
01/01/16	8.375%	560,000	188,602
10/01/19	0.000%	2,785,000	937,682
Series 2010 10/01/20	0.000%	1,420,000	538,450
California Health Facilities Financing Authority Refunding Revenue Bonds Northern California Presbyterian Homes Series 2015 07/01/39	5.000%	900,000	1,060,182
California Housing Finance Agency(d) Revenue Bonds Home Mortgage Series 2006K AMT 08/01/26	4.625%	4,865,000	4,895,406
Series 2008K AMT 08/01/33	5.550%	560,000	567,885
California Municipal Finance Authority Revenue Bonds UTS Renewable Energy-Waste Water Facilities Series 2011 AMT(a)(d) 12/01/32	7.500%	1,835,000	1,705,761
California Pollution Control Financing Authority Revenue Bonds Aemerge Redpak Services Southern California, LLC Project Series 2016 AMT(a)(d) 12/01/27	7.000%	2,500,000	2,525,175
California State Public Works Board Refunding Revenue Bonds Various Capital Projects Series 2012G 11/01/37	5.000%	1,250,000	1,465,713
California Statewide Communities Development Authority Prerefunded 01/01/19 Revenue Bonds Aspire Public Schools Series 2010 07/01/46	6.125%	2,990,000	3,383,903

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA HIGH YIELD MUNICIPAL FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Refunding Revenue Bonds 899 Charleston Project Series 2014A 11/01/44	5.250%	1,500,000	1,602,420
Revenue Bonds American Baptist Homes West Series 2010 10/01/39	6.250%	2,750,000	3,151,802
Loma Linda University Medical Center Series 2014 12/01/44	5.250%	500,000	559,565
12/01/54	5.500%	5,000,000	5,647,400
Chino Public Financing Authority Refunding Special Tax Bonds Series 2012 09/01/34	5.000%	1,775,000	1,964,481
City of Carson Special Assessment Bonds Assessment District No. 92-1 Series 1992 09/02/22	7.375%	70,000	70,702
City of Long Beach Marina System Revenue Bonds Series 2015 05/15/45	5.000%	500,000	564,605
City of Los Angeles Department of Airports Revenue Bonds Senior Series 2015A AMT(d) 05/15/27	5.000%	1,250,000	1,536,987
City of Santa Maria Water & Wastewater Refunding Revenue Bonds Series 2012A(e) 02/01/25	0.000%	3,100,000	2,212,656
City of Upland Certificate of Participation San Antonio Community Hospital Series 2011 01/01/41	6.500%	5,000,000	5,844,350
Compton Unified School District Unlimited General Obligation Bonds Election of 2002 - Capital Appreciation Series 2006C(e) 06/01/25	0.000%	2,310,000	1,850,864
County of Sacramento Airport System Subordinated Revenue Bonds Series 2009D 07/01/35	6.000%	2,500,000	2,753,800
Empire Union School District Special Tax Bonds Communities Facilities District No. 1987-1 Series 2002A (AMBAC)(e) 10/01/21	0.000%	1,665,000	1,438,527

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Foothill-Eastern Transportation Corridor Agency Refunding Revenue Bonds Junior Lien Series 2014C 01/15/43	6.500%	5,000,000	5,990,150
Hesperia Public Financing Authority Tax Allocation Bonds Redevelopment & Housing Projects Series 2007A (SGI) 09/01/27	5.500%	5,430,000	5,708,939
M-S-R Energy Authority Revenue Bonds Series 2009B 11/01/39	6.500%	5,000,000	7,190,000
Oakdale Public Financing Authority Tax Allocation Bonds Central City Redevelopment Project Series 2004 06/01/33	5.375%	2,000,000	2,002,460
Palomar Health Certificate of Participation Series 2010 11/01/41	6.000%	2,500,000	2,670,250
San Diego Public Facilities Financing Authority Refunding Revenue Bonds Ballpark Series 2016 10/15/31	5.000%	650,000	795,347
San Francisco City & County Redevelopment Agency Prerefunded 08/01/19 Tax Allocation Bonds Mission Bay South Redevelopment Project Series 2009D 08/01/39	6.625%	1,500,000	1,768,845
State of California Department of Veterans Affairs Revenue Bonds Series 2012A 12/01/25	3.500%	4,355,000	4,678,838
State of California Unlimited General Obligation Bonds Various Purpose Series 2012 04/01/42	5.000%	3,000,000	3,507,000
University of California Refunding Revenue Bonds Limited Project Series 2015I 05/15/27	5.000%	2,000,000	2,508,140
Series 2015AO 05/15/27	5.000%	2,000,000	2,523,180
Total			88,456,478

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA HIGH YIELD MUNICIPAL FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
COLORADO 1.9%
Colorado Health Facilities Authority Refunding Revenue Bonds NCMC, Inc. Project Series 2016 05/15/32	4.000%	3,535,000	3,885,177
Foothills Metropolitan District Special Assessment Bonds Series 2014 12/01/38	6.000%	4,250,000	4,596,588
Regional Transportation District Certificate of Participation Series 2014A 06/01/39	5.000%	7,000,000	8,059,170
Sierra Ridge Metropolitan District No. 2 Senior Limited General Obligation Bonds Series 2016A(f) 12/01/46	5.500%	1,500,000	1,559,820
Total			18,100,755
CONNECTICUT 0.9%
Connecticut State Development Authority Prerefunded 08/15/17 Revenue Bonds Alzheimers Resource Center, Inc. Project Series 2007 08/15/27	5.500%	500,000	528,010
Connecticut State Health & Educational Facility Authority Revenue Bonds Church Home of Hartford, Inc. Project Series 2016(a) 09/01/53	5.000%	1,750,000	1,858,028
Harbor Point Infrastructure Improvement District Tax Allocation Bonds Harbor Point Project Series 2010A 04/01/39	7.875%	4,000,000	4,720,000
Mohegan Tribe of Indians of Connecticut Revenue Bonds Public Improvement-Priority Distribution Series 2003(a)(b) 01/01/33	5.250%	1,000,000	961,520
Total			8,067,558
DELAWARE 0.2%
Centerline Equity Issuer Trust Secured AMT(a)(d) 05/15/19	6.300%	1,000,000	1,121,640

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Wilmington Revenue Bonds Housing-Electra Arms Senior Associates Project Series 1998 AMT(d) 06/01/28	6.250%	635,000	635,451
Total			1,757,091
DISTRICT OF COLUMBIA 0.8%
Metropolitan Washington Airports Authority(d) Refunding Revenue Bonds Series 2014A AMT 10/01/23	5.000%	2,000,000	2,422,500
Revenue Bonds Airport System Series 2012A AMT 10/01/24	5.000%	4,000,000	4,746,360
Total			7,168,860
FLORIDA 9.2%
Capital Trust Agency, Inc.(a) Revenue Bonds 1st Mortgage Tallahassee Tapestry Senior Housing Project Series 2015 12/01/50	7.125%	2,000,000	2,071,820
Capital Trust Agency, Inc.(c) Revenue Bonds Atlantic Housing Foundation Subordinated Series 2008B 07/15/32	0.000%	1,370,000	274,082
City of Lakeland Refunding Revenue Bonds 1st Mortgage-Carpenters Home Estates Series 2008 01/01/28	6.250%	675,000	717,181
01/01/43	6.375%	2,250,000	2,363,805
Revenue Bonds Lakeland Regional Health Series 2015 11/15/40	5.000%	5,000,000	5,737,850
City of Tallahassee Revenue Bonds Tallahassee Memorial Healthcare, Inc. Project Series 2016 12/01/55	5.000%	3,000,000	3,413,010
County of Miami-Dade Subordinated Refunding Revenue Bonds Series 2012B 10/01/37	5.000%	1,530,000	1,773,102
County of Miami-Dade(e) Revenue Bonds Capital Appreciation Subordinated Series 2009B 10/01/41	0.000%	20,000,000	7,302,600

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA HIGH YIELD MUNICIPAL FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Florida Development Finance Corp. Revenue Bonds Renaissance Charter School Series 2010A 09/15/40	6.000%	3,750,000	3,931,125
Series 2012A 06/15/43	6.125%	5,500,000	6,034,875
Renaissance Charter School Projects Series 2013A 06/15/44	8.500%	5,000,000	5,856,000
Florida Development Finance Corp.(a) Revenue Bonds Miami Arts Charter School Project Series 2014A 06/15/44	6.000%	6,100,000	6,236,213
Renaissance Charter School Series 2015 06/15/46	6.125%	5,000,000	5,125,050
Florida Higher Educational Facilities Financial Authority Refunding Revenue Bonds Nova Southeastern University Series 2016 04/01/35	5.000%	1,190,000	1,409,139
Mid-Bay Bridge Authority Prerefunded 10/01/21 Revenue Bonds Series 2011A 10/01/40	7.250%	4,000,000	5,192,400
Middle Village Community Development District Special Assessment Bonds Series 2004A 05/01/35	6.000%	1,855,000	1,596,227
Orange County Health Facilities Authority Refunding Revenue Bonds Mayflower Retirement Center Series 2012 06/01/42	5.125%	750,000	818,033
Orlando Health, Inc. Series 2016A 10/01/34	5.000%	2,000,000	2,420,340
Revenue Bonds 1st Mortgage-Orlando Lutheran Towers Series 2007 07/01/32	5.500%	350,000	356,507
07/01/38	5.500%	1,750,000	1,780,660
Orange County Industrial Development Authority Revenue Bonds VITAG Florida LLC Project Series 2014 AMT(a)(d) 07/01/36	8.000%	5,000,000	5,249,850
Palm Beach County Health Facilities Authority Revenue Bonds Sinai Residences Boca Raton Series 2014 06/01/49	7.500%	1,250,000	1,541,087

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Sarasota County Health Facilities Authority Refunding Revenue Bonds Village on the Isle Project Series 2007 01/01/32	5.500%	4,000,000	4,167,280
Seven Oaks Community Development District II Special Assessment Bonds Series 2004A 05/01/35	5.875%	370,000	363,436
South Lake County Hospital District Revenue Bonds South Lake Hospital, Inc. Series 2010A 04/01/39	6.250%	2,000,000	2,254,180
St. Johns County Industrial Development Authority Refunding Revenue Bonds Bayview Project Series 2007A 10/01/41	5.250%	3,725,000	3,417,985
St. Johns County Industrial Development Authority(c) Refunding Revenue Bonds Glenmoor Project Series 2014A 01/01/49	5.375%	3,206,250	1,859,561
Subordinated Series 2014B 01/01/49	2.500%	1,186,427	12
Waterset North Community Development District Special Assessment Bonds Series 2007A 05/01/39	6.600%	1,810,000	1,813,276
Westridge Community Development District Special Assessment Bonds Series 2005(c) 05/01/37	0.000%	2,650,000	1,457,473
Total			86,534,159
GEORGIA 2.5%
DeKalb County Hospital Authority Revenue Bonds DeKalb Medical Center, Inc. Project Series 2010 09/01/40	6.125%	4,500,000	5,143,860
Fulton County Residential Care Facilities for the Elderly Authority Revenue Bonds 1st Mortgage-Lenbrook Project Series 2006A 07/01/29	5.000%	3,000,000	3,032,340
Georgia State Road & Tollway Authority Revenue Bonds I-75 S Expressway Series 2014S(a)(e) 06/01/49	0.000%	9,100,000	5,483,387

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA HIGH YIELD MUNICIPAL FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Municipal Electric Authority of Georgia Revenue Bonds Series 1991V Escrowed to Maturity 01/01/18	6.600%	365,000	387,586
Rockdale County Development Authority Revenue Bonds Visy Paper Project Series 2007A AMT(d) 01/01/34	6.125%	5,000,000	5,087,200
Savannah Economic Development Authority Refunding Revenue Bonds Marshes Skidaway Island Project Series 2013 01/01/49	7.250%	3,500,000	4,064,235
Total			23,198,608
GUAM 0.6%
Guam Department of Education Certificate of Participation John F. Kennedy High School Series 2010A(b) 12/01/40	6.875%	4,750,000	5,233,360
HAWAII 1.3%
State of Hawaii Department of Budget & Finance Revenue Bonds 15 Craigside Project Series 2009A 11/15/44	9.000%	2,375,000	2,900,445
Hawaii Pacific University Series 2013A 07/01/43	6.875%	2,800,000	3,191,664
State of Hawaii Refunding Unlimited General Obligation Bonds Series 2016FE 10/01/27	5.000%	4,890,000	6,288,833
Total			12,380,942
IDAHO 0.5%
Idaho Health Facilities Authority Revenue Bonds Terraces of Boise Project Series 2014A 10/01/49	8.125%	4,000,000	4,469,880
ILLINOIS 9.3%
Chicago Park District Limited General Obligation Bonds Series 2015A 01/01/40	5.000%	3,000,000	3,286,890

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Limited General Obligation Refunding Bonds Limited Tax Series 2014B 01/01/26	5.000%	1,500,000	1,717,410
City of Chicago Wastewater Transmission Refunding Revenue Bonds 2nd Lien Series 2015C 01/01/35	5.000%	1,000,000	1,126,150
City of Chicago Refunding Revenue Bonds Series 2002 01/01/30	5.000%	1,000,000	1,097,910
Refunding Unlimited General Obligation Bonds Series 2005D 01/01/33	5.500%	1,000,000	1,010,170
Unlimited General Obligation Bonds Project Series 2011A 01/01/40	5.000%	5,000,000	4,924,900
Series 2009C 01/01/40	5.000%	2,500,000	2,462,450
Series 2015A 01/01/39	5.500%	500,000	499,975
Unlimited General Obligation Refunding Bonds Project Series 2014A 01/01/33	5.250%	1,000,000	999,950
01/01/36	5.000%	3,000,000	2,970,300
Projects Series 2010A 01/01/24	5.000%	2,000,000	2,041,960
Series 2007F 01/01/42	5.500%	1,000,000	999,950
Series 2016C 01/01/38	5.000%	2,500,000	2,464,175
Du Page County Special Service Area No. 31 Special Tax Bonds Monarch Landing Project Series 2006 03/01/36	5.625%	750,000	751,950
Illinois Finance Authority Prerefunded 08/15/19 Revenue Bonds Silver Cross & Medical Centers Series 2009 08/15/44	7.000%	5,000,000	5,941,850
Prerefunded 12/01/17 Revenue Bonds Columbia College Series 2007 (NPFGC) 12/01/37	5.000%	5,000,000	5,312,750
Revenue Bonds CHF-Normal LLC-Illinois State University Series 2011 04/01/43	7.000%	3,450,000	3,972,502

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA HIGH YIELD MUNICIPAL FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Provena Health Series 2009A 08/15/34	7.750%	4,000,000	4,762,800
Riverside Health System Series 2009 11/15/35	6.250%	3,000,000	3,462,750
Smith Village Project Series 2005A 11/15/35	6.250%	2,750,000	2,759,955
Illinois Finance Authority(c) Revenue Bonds Leafs Hockey Club Project Series 2007A 03/01/37	0.000%	1,000,000	249,610
Illinois State Toll Highway Authority Refunding Revenue Bonds Series 2014-A 12/01/21	5.000%	1,525,000	1,810,328
Illinois State Toll Highway Authority(f) Senior Revenue Bonds Series 2016B 01/01/37	5.000%	3,500,000	4,190,235
Metropolitan Pier & Exposition Authority Refunding Revenue Bonds McCormick Place Project Series 2010B-2 06/15/50	5.000%	5,000,000	5,258,950
Railsplitter Tobacco Settlement Authority Revenue Bonds Series 2010 06/01/28	6.000%	5,000,000	5,955,900
Southwestern Illinois Development Authority Prerefunded 02/15/07 Revenue Bonds Anderson Hospital Series 2006 08/15/26	5.125%	1,245,000	1,284,218
State of Illinois Unlimited General Obligation Bonds Series 2014 05/01/29	5.000%	3,500,000	3,823,960
Series 2016 01/01/41	5.000%	3,830,000	4,125,944
Village of Annawan Tax Allocation Bonds Patriot Renewable Fuels LLC Project Series 2007 01/01/18	5.625%	1,470,000	1,470,176
Village of Hillside Tax Allocation Bonds Senior Lien-Mannheim Redevelopment Project Series 2008 01/01/28	7.000%	5,240,000	5,562,784

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Village of Lincolnshire Special Tax Bonds Sedgebrook Project Series 2004 03/01/34	6.250%	649,000	651,791
Total			86,950,643
INDIANA 0.1%
City of Portage Prerefunded 07/15/16 Tax Allocation Bonds Ameriplex Project Series 2006 07/15/23	5.000%	700,000	703,787
IOWA 0.4%
Iowa Finance Authority(c) Refunding Revenue Bonds Deerfield Retirement Community Series 2014 05/15/56	2.000%	401,062	321
Iowa Finance Authority(g) Refunding Revenue Bonds Deerfield Retirement Community Series 2014 11/15/46	2.700%	2,138,019	1,810,667
Iowa Student Loan Liquidity Corp. Revenue Bonds Senior Series 2011A-2 AMT(d) 12/01/30	5.850%	1,540,000	1,647,292
Total			3,458,280
KANSAS 1.7%
City of Lenexa Revenue Bonds Lakeview Village, Inc. Project Series 2009 05/15/29	7.125%	500,000	552,240
05/15/39	7.250%	1,500,000	1,652,835
City of Manhattan Revenue Bonds Meadowlark Hills Retirement Foundation Series 2007A 05/15/29	5.000%	2,680,000	2,700,582
City of Overland Park Revenue Bonds Prairiefire-Lionsgate Project Series 2012 12/15/32	6.000%	6,000,000	5,669,520

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA HIGH YIELD MUNICIPAL FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Wyandotte County-Kansas City Unified Government Revenue Bonds Legends Village West Project Series 2006 10/01/28	4.875%	5,185,000	5,199,311
Total			15,774,488
KENTUCKY 0.2%
Kentucky Economic Development Finance Authority Revenue Bonds Louisville Arena Subordinated Series 2008A-1 (AGM) 12/01/38	6.000%	1,150,000	1,238,688
Paducah Electric Plant Board Refunding Revenue Bonds Series 2016A (AGM)(f) 10/01/35	5.000%	1,000,000	1,162,190
Total			2,400,878
LOUISIANA 3.2%
Juban Crossing Economic Development District Refunding Revenue Bonds Drainage Projects Series 2015B 09/15/44	7.000%	750,000	798,450
General Infrastructure Projects Series 2015C 09/15/44	7.000%	3,665,000	3,901,759
Road Projects Series 2015A 09/15/44	7.000%	1,335,000	1,421,241
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds Westlake Chemical Corp. Series 2010A-2 11/01/35	6.500%	5,000,000	6,009,850
Louisiana Public Facilities Authority Refunding Revenue Bonds Nineteenth Judicial District Series 2015C (AGM) 06/01/42	5.000%	1,000,000	1,142,320
Ochsner Clinic Foundation Series 2016 05/15/34	5.000%	2,100,000	2,484,930
Louisiana Public Facilities Authority(d) Revenue Bonds Impala Warehousing LLC Project Series 2013 AMT 07/01/36	6.500%	5,000,000	5,629,950
Louisiana Pellets, Inc. Project Series 2013 AMT 07/01/39	10.500%	5,000,000	2,888,250

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Orleans Aviation Board Revenue Bonds Consolidated Rental Car Series 2009A 01/01/40	6.500%	5,000,000	5,599,950
Total			29,876,700
MARYLAND 0.7%
Maryland Economic Development Corp. Prerefunded 06/01/18 Revenue Bonds University of Maryland-College Park Projects Series 2008 06/01/43	5.875%	2,590,000	2,849,544
Maryland Health & Higher Educational Facilities Authority Refunding Revenue Bonds University of Maryland Medical System Series 2015 07/01/34	5.000%	2,750,000	3,232,212
Resolution Trust Corp. Pass-Through Certificates Series 1993A 12/01/16	8.500%	455,482	455,290
Total			6,537,046
MASSACHUSETTS 2.8%
Massachusetts Development Finance Agency Refunding Revenue Bonds 1st Mortgage-VOA Concord Series 2007 11/01/41	5.200%	1,000,000	1,003,090
South Shore Hospital Series 2016I 07/01/36	4.000%	750,000	806,708
Revenue Bonds Foxborough Regional Charter School Series 2010A 07/01/42	7.000%	4,200,000	4,794,132
Linden Ponds, Inc. Facility Series 2011A-2 11/15/46	5.500%	279,667	257,103
Massachusetts Development Finance Agency(e) Revenue Bonds Linden Ponds, Inc. Facility Series 2011B 11/15/56	0.000%	1,391,019	7,901
Massachusetts Educational Financing Authority(d) Revenue Bonds Education Loan Series 2014-I AMT 01/01/21	5.000%	1,885,000	2,105,168
Series 2008H (AGM) AMT 01/01/30	6.350%	1,575,000	1,652,726
Series 2012J AMT 07/01/21	5.000%	3,000,000	3,381,840

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA HIGH YIELD MUNICIPAL FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts Educational Financing Authority(d)(f) Refunding Revenue Bonds Series 2016J AMT 07/01/33	3.500%	6,000,000	5,931,540
Massachusetts Health & Educational Facilities Authority Prerefunded 07/01/18 Revenue Bonds Boston Medical Center Series 2008 07/01/38	5.250%	525,000	572,938
Revenue Bonds Milford Regional Medical Center Series 2007E 07/15/32	5.000%	1,250,000	1,286,587
Unrefunded Revenue Bonds Boston Medical Center Series 2008 07/01/38	5.250%	4,295,000	4,508,204
Total			26,307,937
MICHIGAN 2.2%
Allen Academy Refunding Revenue Bonds Public School Academy Series 2013 06/01/33	6.000%	5,750,000	4,206,930
City of Detroit Sewage Disposal System Refunding Revenue Bonds Senior Lien Series 2012A 07/01/39	5.250%	1,375,000	1,536,095
City of Detroit Water Supply System Revenue Bonds Senior Lien Series 2011A 07/01/41	5.250%	1,445,000	1,598,632
Series 2011C 07/01/41	5.000%	1,025,000	1,121,975
Michigan Finance Authority Refunding Revenue Bonds Series 2014H1 10/01/22	5.000%	1,075,000	1,250,204
Revenue Bonds School District of the City of Detroit Series 2012 06/01/20	5.000%	1,000,000	1,099,200
Michigan State Hospital Finance Authority Refunding Revenue Bonds Henry Ford Health System Series 2006A 11/15/46	5.250%	3,000,000	3,060,720
Michigan Tobacco Settlement Finance Authority Revenue Bonds Senior Series 2007A 06/01/34	6.000%	1,000,000	990,030

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
06/01/48	6.000%	6,000,000	5,907,720
Total			20,771,506
MINNESOTA 1.6%
City of Anoka Revenue Bonds Homestead Anoka, Inc. Project Series 2011A 11/01/46	7.000%	4,070,000	4,367,517
City of Blaine Refunding Revenue Bonds Crest View Senior Community Project Series 2015 07/01/45	6.125%	3,500,000	3,730,545
07/01/50	6.125%	1,500,000	1,597,680
City of Eveleth Refunding Revenue Bonds Arrowhead Senior Living Community Series 2007 10/01/27	5.200%	2,375,000	2,375,356
Dakota County Community Development Agency Revenue Bonds Sanctuary at West St. Paul Project Series 2015 08/01/35	6.000%	2,235,000	2,306,051
Housing & Redevelopment Authority of The City of St. Paul Refunding Revenue Bonds HealthEast Care System Project Series 2015 11/15/40	5.000%	265,000	306,459
Minneapolis/St. Paul Housing Finance Board Revenue Bonds Mortgage-Backed Securities Program-Cityliving Series 2006A-2 (GNMA/FNMA) AMT(d) 12/01/38	5.000%	4,848	4,850
Total			14,688,458
MISSISSIPPI 0.3%
County of Lowndes Refunding Revenue Bonds Weyerhaeuser Co. Project Series 1992A 04/01/22	6.800%	1,995,000	2,485,471
Series 1992B 04/01/22	6.700%	230,000	284,232
Rankin County Five Lakes Utility District Series 1994 07/15/37	7.000%	230,000	230,255
Total			2,999,958

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA HIGH YIELD MUNICIPAL FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
MISSOURI 2.8%
City of Kansas City Tax Allocation Bonds Kansas City-Maincor Project Series 2007A Escrowed to Maturity 03/01/18	5.250%	500,000	527,095
Shoal Creek Parkway Project Series 2011 06/01/25	6.500%	1,900,000	1,913,908
City of Manchester Refunding Tax Allocation Bonds Highway 141/Manchester Road Project Series 2010 11/01/39	6.875%	5,000,000	5,295,800
Grundy County Industrial Development Authority Revenue Bonds Wright Memorial Hospital Series 2009 09/01/34	6.750%	2,250,000	2,440,215
Health & Educational Facilities Authority of the State of Missouri Revenue Bonds Medical Research-Lutheran Services Series 2016A 02/01/46	5.000%	2,550,000	2,890,374
Kirkwood Industrial Development Authority Revenue Bonds Aberdeen Heights Series 2010A 05/15/45	8.250%	4,500,000	5,074,875
St. Louis County Industrial Development Authority Prerefunded 12/01/17 Revenue Bonds St. Andrews Residence for Seniors Series 2007A 12/01/41	6.375%	3,000,000	3,252,420
Refunding Revenue Bonds Ranken Jordan Project Series 2007 11/15/35	5.000%	1,300,000	1,302,028
St. Andrews Residence for Seniors Series 2015 12/01/45	5.125%	3,000,000	3,153,120
Total			25,849,835
NEBRASKA 1.6%
Central Plains Energy Project Revenue Bonds Project #3 Series 2012 09/01/42	5.000%	5,000,000	5,565,800

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Public Power Generation Agency Refunding Revenue Bonds Whelan Energy Center Unit Series 2015 01/01/28	5.000%	8,000,000	9,577,200
Total			15,143,000
NEVADA 0.8%
City of Sparks Tax Anticipation Revenue Bonds Senior Sales Series 2008A(a) 06/15/28	6.750%	5,000,000	5,305,850
State of Nevada Department of Business & Industry Revenue Bonds Somerset Academy Series 2015A(a) 12/15/45	5.125%	2,515,000	2,570,154
Total			7,876,004
NEW HAMPSHIRE —%
New Hampshire Business Finance Authority Revenue Bonds Pennichuck Water Works, Inc. Project Series 1988 Escrowed to Maturity AMT(d) 07/01/18	7.500%	90,000	95,739
NEW JERSEY 3.4%
City of Atlantic City Refunding Unlimited General Obligation Bonds Tax Appeal Series 2013 12/01/21	5.000%	2,500,000	1,701,125
Unlimited General Obligation Refunding Bonds Tax Appeal Series 2013 12/01/24	5.000%	1,545,000	1,051,033
Middlesex County Improvement Authority(c) Revenue Bonds Heldrich Center Hotel Series 2005C 01/01/37	0.000%	1,250,000	37,463
Subordinated Revenue Bonds Heldrich Center Hotel Series 2005B 01/01/25	0.000%	2,750,000	108,542
01/01/37	0.000%	6,450,000	254,581
New Jersey Building Authority Refunding Revenue Bonds Series 2016A 06/15/30	4.000%	1,000,000	1,013,670

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA HIGH YIELD MUNICIPAL FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey Economic Development Authority Prerefunded 11/15/16 Revenue Bonds Seabrook Village, Inc. Facility Series 2006 11/15/36	5.250%	2,250,000	2,297,430
Revenue Bonds Provident Group-Rowan Properties LLC Series 2015 01/01/48	5.000%	960,000	1,059,946
School Facilities Construction Series 2014UU 06/15/40	5.000%	1,500,000	1,619,340
Series 2015WW 06/15/40	5.250%	375,000	413,846
New Jersey Economic Development Authority(d) Revenue Bonds UMM Energy Partners LLC Series 2012A AMT 06/15/43	5.125%	2,000,000	2,090,360
New Jersey Health Care Facilities Financing Authority Revenue Bonds St. Josephs Healthcare Systems Series 2008 07/01/38	6.625%	3,000,000	3,285,540
New Jersey Higher Education Student Assistance Authority(d) Revenue Bonds Senior Series 2013-1A AMT 12/01/21	5.000%	1,500,000	1,700,640
Senior Series 2014-1A-1 AMT 12/01/22	5.000%	1,000,000	1,144,440
Subordinated Revenue Bonds Series 2013-1B AMT 12/01/43	4.750%	5,000,000	5,227,350
New Jersey Transportation Trust Fund Authority Revenue Bonds Transportation Program Series 2015AA 06/15/45	5.000%	1,750,000	1,876,140
New Jersey Transportation Trust Fund Authority(e) Revenue Bonds Capital Appreciation Transportation System Series 2006C (AGM) 12/15/32	0.000%	10,000,000	5,152,300
Tobacco Settlement Financing Corp. Revenue Bonds Capital Appreciation Series 2007-1C(e) 06/01/41	0.000%	7,500,000	1,961,925
Total			31,995,671

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
NEW YORK 3.4%
Build NYC Resource Corp. Revenue Bonds International Leadership Charter School Series 2013 07/01/43	6.000%	4,330,000	4,332,208
City of New York Unlimited General Obligation Refunding Bonds Series 2014J 08/01/23	5.000%	3,000,000	3,699,810
Series 2015C 08/01/27	5.000%	4,000,000	4,928,640
Jefferson County Industrial Development Agency Revenue Bonds Green Bonds Series 2014 AMT(d) 01/01/24	5.250%	1,900,000	1,872,849
Nassau County Tobacco Settlement Corp. Asset-Backed Revenue Bonds Capital Appreciation Third Series 2006D(e) 06/01/60	0.000%	25,000,000	122,500
New York City Water & Sewer System Refunding Revenue Bonds 2nd General Resolution Series 2015FF 06/15/27	5.000%	2,645,000	3,317,597
New York State Dormitory Authority Prerefunded 07/01/17 Revenue Bonds New York University Hospital Center Series 2007B 07/01/37	5.625%	2,000,000	2,105,880
Prerefunded 07/01/20 Revenue Bonds NYU Hospitals Center Series 2011A 07/01/40	6.000%	1,000,000	1,196,890
New York Transportation Development Corp. Revenue Bonds LaGuardia Airport Terminal B Redevelopment Project Series 2016 AMT(d)(f) 07/01/46	4.000%	1,000,000	1,028,520
Port Authority of New York & New Jersey(d) Refunding Revenue Bonds Consolidated 186th Series 2014-186 AMT 10/15/22	5.000%	5,000,000	6,009,000
Revenue Bonds 5th Installment-Special Project Series 1996-4 AMT 10/01/19	6.750%	120,000	120,022

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA HIGH YIELD MUNICIPAL FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Ulster County Industrial Development Agency Revenue Bonds Series 2007A 09/15/42	6.000%	3,400,000	3,454,808
Total			32,188,724
NORTH CAROLINA 0.8%
Durham Housing Authority Revenue Bonds Magnolia Pointe Apartments Series 2005 AMT(d) 02/01/38	5.650%	3,075,635	3,196,723
North Carolina Eastern Municipal Power Agency Revenue Bonds Series 1991A Escrowed to Maturity 01/01/18	6.500%	3,320,000	3,618,235
North Carolina Medical Care Commission Refunding Revenue Bonds United Methodist Retirement Homes Series 2016 10/01/35	5.000%	1,000,000	1,180,430
Total			7,995,388
NORTH DAKOTA 0.3%
City of Fargo Revenue Bonds Sanford Obligation Group Series 2011 11/01/31	6.250%	2,500,000	3,064,425
OHIO 1.6%
Buckeye Tobacco Settlement Financing Authority Asset-Backed Senior Turbo Revenue Bonds Series 2007A-2 06/01/47	5.875%	2,500,000	2,431,250
County of Lucas Prerefunded 11/01/20 Improvement Revenue Bonds Lutheran Homes Series 2010A 11/01/45	7.000%	5,000,000	6,249,400
County of Scioto Refunding Revenue Bonds Southern Ohio Medical Center Series 2016 02/15/34	5.000%	1,445,000	1,732,497
State of Ohio Revenue Bonds Portsmouth Bypass Project Series 2015 AMT(d) 12/31/39	5.000%	4,100,000	4,629,351

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Summit County Port Authority Revenue Bonds Seville Project Series 2005A 05/15/25	5.100%	375,000	375,334
Total			15,417,832
OREGON 1.1%
City of Forest Grove Revenue Bonds Oak Tree Foundation Project Series 2007 03/01/37	5.500%	2,830,000	2,877,289
Cow Creek Band of Umpqua Tribe of Indians Revenue Bonds Series 2006C(a)(b) 10/01/26	5.625%	1,700,000	1,712,937
Hospital Facilities Authority of Multnomah County Refunding Revenue Bonds Mirabella at South Waterfront Series 2014A 10/01/49	5.500%	3,115,000	3,433,197
Warm Springs Reservation Confederated Tribe Revenue Bonds Pelton Round Butte Tribal Series 2009B(b) 11/01/33	6.375%	2,410,000	2,626,756
Total			10,650,179
PENNSYLVANIA 4.5%
Allegheny County Higher Education Building Authority Refunding Revenue Bonds Duquesne University Series 2016 03/01/29	5.000%	1,030,000	1,262,893
Dauphin County Industrial Development Authority Revenue Bonds Dauphin Consolidated Water Supply Series 1992A AMT(d) 06/01/24	6.900%	3,200,000	4,097,088
Montgomery County Industrial Development Authority Refunding Revenue Bonds Albert Einstein Healthcare Series 2015 01/15/46	5.250%	1,250,000	1,399,700
Pennsylvania Economic Development Financing Authority Revenue Bonds Philadelphia Biosolids Facility Series 2009 01/01/32	6.250%	3,375,000	3,728,599

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA HIGH YIELD MUNICIPAL FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pennsylvania Economic Development Financing Authority(d) Revenue Bonds PA Bridges Finco LP Series 2015 AMT 06/30/42	5.000%	3,050,000	3,455,192
Pennsylvania Higher Educational Facilities Authority Revenue Bonds Edinboro University Foundation Series 2010 07/01/30	5.800%	1,000,000	1,087,330
Shippensburg University Series 2011 10/01/43	6.250%	2,000,000	2,245,700
Pennsylvania Housing Finance Agency Revenue Bonds Series 2013-115A AMT(d) 10/01/33	4.200%	5,000,000	5,328,550
Pennsylvania Industrial Development Authority Prerefunded 07/01/18 Revenue Bonds Economic Development Series 2008 07/01/23	5.500%	295,000	323,459
Pennsylvania Turnpike Commission Revenue Bonds Series 2014C 12/01/44	5.000%	3,000,000	3,496,170
Subordinated Refunding Revenue Bonds Series 2015A-1 12/01/28	5.000%	3,300,000	3,945,975
Philadelphia Authority for Industrial Development Revenue Bonds 1st Philadelphia Preparatory Charter School Series 2014 06/15/33	7.000%	1,870,000	2,210,060
State Public School Building Authority Refunding Revenue Bonds Philadelphia School District Series 2015 06/01/25	5.000%	8,000,000	9,140,800
Total			41,721,516
PUERTO RICO 2.7%
Commonwealth of Puerto Rico(b) Unlimited General Obligation Bonds Series 2014A 07/01/35	8.000%	7,000,000	4,567,500
Unlimited General Obligation Refunding Bonds Public Improvement Series 2012A 07/01/41	5.000%	2,000,000	1,217,640

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds Senior Lien Series 2012A(b) 07/01/42	5.250%	2,525,000	1,666,803
Puerto Rico Electric Power Authority(b) Refunding Revenue Bonds Series 2010ZZ 07/01/25	5.250%	2,000,000	1,199,960
Revenue Bonds Series 2013A 07/01/36	6.750%	1,000,000	599,980
07/01/43	7.000%	6,570,000	3,942,131
Puerto Rico Highways & Transportation Authority Refunding Revenue Bonds Series 2007N(b) 07/01/21	5.500%	760,000	133,000
Puerto Rico Industrial Tourist Educational, Medical & Environmental Control Facilities Financing Authority Revenue Bonds Cogen Facilities AES Puerto Rico Project Series 2000 AMT(b)(d) 06/01/26	6.625%	5,820,000	5,627,649
Puerto Rico Sales Tax Financing Corp.(b) Revenue Bonds Senior Lien Series 2011C 08/01/40	5.250%	1,885,000	1,152,527
08/01/46	5.000%	2,000,000	1,210,140
Series 2007 08/01/57	5.250%	1,350,000	825,336
Subordinated Revenue Bonds 1st Series 2009B 08/01/44	6.500%	1,000,000	408,820
1st Series 2010A 08/01/39	5.375%	5,155,000	2,062,825
1st Series 2010C 08/01/41	5.250%	1,000,000	400,150
Total			25,014,461
RHODE ISLAND 0.3%
Rhode Island Student Loan Authority Revenue Bonds Series 2016A AMT(d) 12/01/27	3.125%	2,675,000	2,631,665
SOUTH CAROLINA 2.0%
South Carolina Jobs-Economic Development Authority Prerefunded 09/15/18 Revenue Bonds Kershaw County Medical Center Project Series 2008 09/15/38	6.000%	5,050,000	5,638,830

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA HIGH YIELD MUNICIPAL FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Refunding Revenue Bonds 1st Mortgage-Lutheran Homes Series 2007 05/01/28	5.500%	2,300,000	2,333,580
1st Mortgage-Wesley Commons Series 2006 10/01/36	5.300%	4,000,000	4,007,840
Revenue Bonds Lutheran Homes of South Carolina, Inc. Obligation Group Series 2013 05/01/43	5.000%	750,000	771,600
05/01/48	5.125%	1,500,000	1,558,395
York Preparatory Academy Project Series 2014A 11/01/45	7.250%	4,000,000	4,480,640
Total			18,790,885
TENNESSEE —%
Shelby County Health Educational & Housing Facilities Board Prerefunded 12/01/16 Revenue Bonds Village at Germantown, Inc. Series 2006 12/01/34	6.250%	450,000	462,380
TEXAS 8.2%
Capital Area Cultural Education Facilities Finance Corp. Revenue Bonds Roman Catholic Diocese Series 2005B 04/01/45	6.125%	5,000,000	5,749,800
Central Texas Regional Mobility Authority Subordinated Revenue Bonds Lien Series 2011 01/01/41	6.750%	5,000,000	6,064,400
Central Texas Turnpike System Refunding Revenue Bonds Series 2015B 08/15/37	5.000%	5,000,000	5,833,150
City of Dallas Waterworks & Sewer System Refunding Revenue Bonds Series 2015A 10/01/27	5.000%	3,000,000	3,782,370
City of Houston Airport System Refunding Revenue Bonds Special Facilities Continental Series 2011A AMT(d) 07/15/38	6.625%	4,000,000	4,642,320
Clifton Higher Education Finance Corp. Revenue Bonds International Leadership of Texas Series 2015 08/15/45	5.750%	5,500,000	5,846,775

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Deaf Smith County Hospital District Limited General Obligation Bonds Series 2010A 03/01/40	6.500%	4,000,000	4,480,760
Gulf Coast Industrial Development Authority Revenue Bonds Citgo Petroleum Project Series 1998 AMT(d) 04/01/28	8.000%	875,000	876,864
HFDC of Central Texas, Inc. Revenue Bonds Series 2006A 11/01/36	5.750%	5,000,000	5,047,300
La Vernia Higher Education Finance Corp. Prerefunded 08/15/19 Revenue Bonds Kipp, Inc. Series 2009A 08/15/29	6.000%	1,000,000	1,155,540
08/15/39	6.250%	1,500,000	1,745,085
Mission Economic Development Corp. Revenue Bonds Senior Lien - Natgasoline Project Series 2016 AMT(a)(d) 10/01/31	5.750%	4,500,000	4,752,405
Mission Economic Development Corp Revenue Bonds Dallas Clean Energy McCommas Series 2011 AMT(d) 12/01/24	6.875%	5,000,000	5,184,500
New Hope Cultural Education Facilities Corp. Revenue Bonds Cardinal Bay, Inc. - Village on the Park Series 2016 07/01/46	5.000%	700,000	777,854
Pharr Higher Education Finance Authority Revenue Bonds Idea Public Schools Series 2009A 08/15/39	6.500%	3,000,000	3,377,190
Red River Health Facilities Development Corp. Revenue Bonds MRC Crossings Project Series 2014A 11/15/49	8.000%	2,000,000	2,397,320
Sanger Industrial Development Corp. Revenue Bonds Texas Pellets Project Series 2012B AMT(d) 07/01/38	8.000%	4,950,000	4,307,045

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA HIGH YIELD MUNICIPAL FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds Air Force Villages, Inc. Obligation Series 2009 11/15/44	6.375%	4,250,000	4,710,062
CC Young Memorial Home Series 2009A 02/15/38	8.000%	4,000,000	4,492,840
Texas Municipal Gas Acquisition & Supply Corp. III Revenue Bonds Series 2012 12/15/32	5.000%	1,250,000	1,397,425
Total			76,621,005
VIRGIN ISLANDS 0.8%
Virgin Islands Public Finance Authority Revenue Bonds Matching Fund Loan Notes-Senior Lien Series 2012A(b) 10/01/32	5.000%	3,785,000	4,104,833
Virgin Islands Water & Power Authority — Electric System Refunding Revenue Bonds Series 2012A(b) 07/01/21	4.000%	3,000,000	3,091,800
Total			7,196,633
VIRGINIA 2.9%
Alexandria Industrial Development Authority Refunding Revenue Bonds Goodwin House, Inc. Series 2015 10/01/45	5.000%	5,725,000	6,575,449
10/01/50	5.000%	2,275,000	2,605,034
City of Chesapeake Expressway Toll Road Refunding Revenue Bonds Transportation System Series 2012(e) 07/15/40	0.000%	7,530,000	5,949,754
Mosaic District Community Development Authority Special Assessment Bonds Series 2011A 03/01/36	6.875%	2,500,000	2,878,625
Tobacco Settlement Financing Corp. Revenue Bonds Senior Series 2007-B1 06/01/47	5.000%	10,000,000	9,375,600
Total			27,384,462
WASHINGTON 2.0%
Greater Wenatchee Regional Events Center Public Facilities District Revenue Bonds Series 2012A 09/01/42	5.500%	2,150,000	2,282,074

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
King County Public Hospital District No. 4 Revenue Bonds Series 2015A 12/01/35	6.000%	1,250,000	1,273,363
12/01/45	6.250%	2,500,000	2,553,825
Port of Seattle Industrial Development Corp. Refunding Revenue Bonds Special Facilities Delta Air Lines, Inc. Series 2012 AMT(d) 04/01/30	5.000%	2,500,000	2,685,150
Tacoma Consolidated Local Improvement Districts Special Assessment Bonds No. 65 Series 2013 04/01/43	5.750%	2,190,000	2,195,782
Washington State Housing Finance Commission Refunding Revenue Bonds Nonprofit Housing-Mirabella Series 2012 10/01/47	6.750%	5,000,000	5,435,850
Revenue Bonds Heron's Key Series 2015A 07/01/50	7.000%	2,100,000	2,198,868
Total			18,624,912
WISCONSIN 1.5%
Public Finance Authority Revenue Bonds FFAH North Carolina and Missouri Portfolio Series 2015A 12/01/50	5.150%	3,220,000	3,399,740
Public Finance Authority(d) Refunding Revenue Bonds Celanese Project Series 2016C AMT 11/01/30	4.300%	2,000,000	2,071,880
Waste Management, Inc. Project Series 2016 AMT 05/01/27	2.875%	630,000	632,426
Wisconsin Health & Educational Facilities Authority Prerefunded 09/15/19 Revenue Bonds St. John's Community, Inc. Series 2009A 09/15/39	7.625%	1,750,000	2,112,687
Prerefunded 12/03/18 Revenue Bonds Medical College of Wisconsin Series 2008A 12/01/35	5.250%	4,525,000	5,013,881

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA HIGH YIELD MUNICIPAL FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unrefunded Revenue Bonds Medical College of Wisconsin Series 2008A 12/01/35	5.250%	475,000	517,750
Total			13,748,364
Total Municipal Bonds (Cost: $834,096,921)			886,162,418

Municipal Preferred Stocks 0.1%

MARYLAND 0.1%
Munimae TE Bond Subsidiary LLC AMT(a)(d) 06/30/49	5.800%	1,000,000	1,038,440
Total Municipal Preferred Stocks (Cost: $1,000,000)			1,038,440

Municipal Short Term 2.9%

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
CALIFORNIA 0.2%
California Statewide Communities Development Authority Revenue Bonds John Muir Health VRDN Series 2008A (Wells Fargo Bank)(g)(h) 08/15/36	0.320%	2,105,000	2,105,000
MARYLAND 0.3%
County of Montgomery Unlimited General Obligation Bonds Public Improvement BAN Series 2011B(g) 06/01/26	0.350%	3,000,000	3,000,000
MICHIGAN 0.1%
University of Michigan Revenue Bonds Series 2012D-1(g) 12/01/24	0.300%	1,200,000	1,200,000
MISSOURI 0.2%
Health & Educational Facilities Authority of the State of Missouri Revenue Bonds Washington University Series 2009B(g) 03/01/40	0.350%	1,800,000	1,800,000

Municipal Short Term (continued)

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
NEW JERSEY 0.5%
City of Newark Unlimited General Obligation Notes TAN Series 2016A 02/15/17	1.680%	4,000,000	4,022,880
NEW YORK 1.6%
City of New York Unlimited General Obligation Bonds Series 2013I-4(g) 04/01/36	0.350%	5,000,000	5,000,000
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds Series 2011(g) 11/01/29	0.340%	2,500,000	2,500,000
New York City Transitional Finance Authority Subordinated Revenue Bonds Future Tax Secured Series 2016(g) 02/01/45	0.370%	5,000,000	5,000,000
New York City Water & Sewer System Revenue Bonds 2nd General Resolution Series 2014(g) 06/15/50	0.330%	1,500,000	1,500,000
Triborough Bridge & Tunnel Authority Refunding Revenue Bonds Subseries 2015B-2-RE(g) 01/01/32	0.350%	1,000,000	1,000,000
Total			15,000,000
Total Municipal Short Term (Cost: $27,128,636)			27,127,880

Money Market Funds 2.4%

	Shares	Value ($)
JPMorgan Municipal Money Market Fund, Agency Shares, 0.180%(i)	22,023,313	22,023,313
Total Money Market Funds (Cost: $22,023,313)		22,023,313
Total Investments (Cost: $884,248,870)		936,352,051
Other Assets & Liabilities, Net		(380,502)
Net Assets		935,971,549

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA HIGH YIELD MUNICIPAL FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Notes to Portfolio of Investments

(a)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At May 31, 2016, the value of these securities amounted to $50,832,205 or 5.43% of net assets.

(b)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At May 31, 2016, the value of these securities amounted to $45,859,642 or 4.90% of net assets.

(c)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At May 31, 2016, the value of these securities amounted to $6,098,253, which represents 0.65% of net assets.

(d)  Income from this security may be subject to alternative minimum tax.

(e)  Zero coupon bond.

(f)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(g)  Variable rate security.

(h)  The Fund is entitled to receive principal and interest from the guarantor after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity.

(i)  The rate shown is the seven-day current annualized yield at May 31, 2016.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

BAN  Bond Anticipation Note

FNMA  Federal National Mortgage Association

GNMA  Government National Mortgage Association

NPFGC  National Public Finance Guarantee Corporation

SGI  Syncora Guarantee, Inc.

TAN  Tax Anticipation Note

VRDN  Variable Rate Demand Note

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA HIGH YIELD MUNICIPAL FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Municipal Bonds	—	886,162,418	—	886,162,418
Municipal Preferred Stocks	—	1,038,440	—	1,038,440
Municipal Short Term	—	27,127,880	—	27,127,880
Money Market Funds	22,023,313	—	—	22,023,313
Total Investments	22,023,313	914,328,738	—	936,352,051

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA HIGH YIELD MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2016

Assets
Investments, at value
(identified cost $884,248,870)	$936,352,051
Receivable for:
Investments sold	1,342,227
Capital shares sold	2,899,939
Interest	14,498,287
Expense reimbursement due from Investment Manager	7,452
Prepaid expenses	815
Trustees' deferred compensation plan	72,723
Total assets	955,173,494
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	13,840,150
Capital shares purchased	1,649,516
Dividend distributions to shareholders	3,407,706
Investment management fees	54,978
Distribution and/or service fees	9,755
Transfer agent fees	121,733
Compensation of board members	139
Chief compliance officer expenses	76
Other expenses	45,169
Trustees' deferred compensation plan	72,723
Total liabilities	19,201,945
Net assets applicable to outstanding capital stock	$935,971,549
Represented by
Paid-in capital	$951,032,534
Undistributed net investment income	6,145,186
Accumulated net realized loss	(73,309,352)
Unrealized appreciation (depreciation) on:
Investments	52,103,181
Total — representing net assets applicable to outstanding capital stock	$935,971,549

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
26

COLUMBIA HIGH YIELD MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

May 31, 2016

Class A
Net assets	$190,261,992
Shares outstanding	17,451,346
Net asset value per share	$10.90
Maximum offering price per share(a)	$11.24
Class B
Net assets	$381,500
Shares outstanding	34,998
Net asset value per share	$10.90
Class C
Net assets	$60,143,522
Shares outstanding	5,517,575
Net asset value per share	$10.90
Class R4
Net assets	$4,606,716
Shares outstanding	422,035
Net asset value per share	$10.92
Class R5
Net assets	$7,922,440
Shares outstanding	727,147
Net asset value per share	$10.90
Class Z
Net assets	$672,655,379
Shares outstanding	61,697,004
Net asset value per share	$10.90

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
27

COLUMBIA HIGH YIELD MUNICIPAL FUND

STATEMENT OF OPERATIONS

Year Ended May 31, 2016

Net investment income
Income:
Dividends	$10,238
Interest	45,558,320
Total income	45,568,558
Expenses:
Investment management fees	4,712,761
Distribution and/or service fees
Class A	310,960
Class B	4,298
Class C	405,902
Transfer agent fees
Class A	279,191
Class B	817
Class C	76,589
Class R4	6,989
Class R5	3,250
Class Z	1,201,152
Compensation of board members	32,936
Custodian fees	8,280
Printing and postage fees	44,802
Registration fees	114,647
Audit fees	25,108
Legal fees	25,544
Chief compliance officer expenses	428
Other	24,239
Total expenses	7,277,893
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(788,955)
Fees waived by Distributor — Class C	(42,675)
Expense reductions	(540)
Total net expenses	6,445,723
Net investment income	39,122,835
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	6,703,655
Net realized gain	6,703,655
Net change in unrealized appreciation (depreciation) on:
Investments	8,563,697
Net change in unrealized appreciation	8,563,697
Net realized and unrealized gain	15,267,352
Net increase in net assets resulting from operations	$54,390,187
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
28

COLUMBIA HIGH YIELD MUNICIPAL FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31, 2016	Year Ended May 31, 2015
Operations
Net investment income	$39,122,835	$36,477,119
Net realized gain (loss)	6,703,655	(623,291)
Net change in unrealized appreciation	8,563,697	10,594,016
Net increase in net assets resulting from operations	54,390,187	46,447,844
Distributions to shareholders
Net investment income
Class A	(6,659,083)	(5,592,712)
Class B	(16,117)	(24,142)
Class C	(1,550,533)	(1,007,374)
Class R4	(174,625)	(200,006)
Class R5	(298,416)	(334,876)
Class Z	(30,016,673)	(29,144,371)
Total distributions to shareholders	(38,715,447)	(36,303,481)
Increase in net assets from capital stock activity	63,139,825	86,188,876
Total increase in net assets	78,814,565	96,333,239
Net assets at beginning of year	857,156,984	760,823,745
Net assets at end of year	$935,971,549	$857,156,984
Undistributed net investment income	$6,145,186	$5,741,369

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
29

COLUMBIA HIGH YIELD MUNICIPAL FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2016		Year Ended May 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	9,497,720	102,169,905	8,525,197	91,272,394
Distributions reinvested	557,693	5,997,009	465,860	4,975,636
Redemptions	(6,652,755)	(71,278,715)	(6,672,098)	(70,992,894)
Net increase	3,402,658	36,888,199	2,318,959	25,255,136
Class B shares
Subscriptions	2,359	25,076	5,531	59,009
Distributions reinvested	532	5,713	1,076	11,474
Redemptions(a)	(18,932)	(202,354)	(28,839)	(307,153)
Net decrease	(16,041)	(171,565)	(22,232)	(236,670)
Class C shares
Subscriptions	2,941,111	31,667,069	1,450,137	15,484,440
Distributions reinvested	122,791	1,320,888	73,813	789,337
Redemptions	(587,907)	(6,302,634)	(371,078)	(3,969,373)
Net increase	2,475,995	26,685,323	1,152,872	12,304,404
Class R4 shares
Subscriptions	321,870	3,446,632	814,813	8,693,911
Distributions reinvested	16,168	174,147	18,603	199,523
Redemptions	(309,403)	(3,295,468)	(674,164)	(7,278,745)
Net increase	28,635	325,311	159,252	1,614,689
Class R5 shares
Subscriptions	902,960	9,659,184	1,256,786	13,496,976
Distributions reinvested	27,670	297,378	31,259	334,376
Redemptions	(567,183)	(6,059,468)	(1,664,359)	(17,750,931)
Net increase (decrease)	363,447	3,897,094	(376,314)	(3,919,579)
Class Z shares
Subscriptions	13,430,368	144,231,439	13,827,878	147,622,599
Distributions reinvested	625,211	6,719,777	547,977	5,858,071
Redemptions	(14,482,989)	(155,435,753)	(9,617,465)	(102,309,774)
Net increase (decrease)	(427,410)	(4,484,537)	4,758,390	51,170,896
Total net increase	5,827,284	63,139,825	7,990,927	86,188,876

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
30

COLUMBIA HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended May 31,										Year Ended June 30,
Class A	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$10.71		$10.56		$10.72		$10.49		$9.60		$9.77
Income from investment operations:
Net investment income	0.47		0.47		0.49		0.45		0.45		0.53
Net realized and unrealized gain (loss)	0.19		0.15		(0.16)		0.22		0.88		(0.19)
Total from investment operations	0.66		0.62		0.33		0.67		1.33		0.34
Less distributions to shareholders:
Net investment income	(0.47)		(0.47)		(0.49)		(0.44)		(0.44)		(0.51)
Total distributions to shareholders	(0.47)		(0.47)		(0.49)		(0.44)		(0.44)		(0.51)
Net asset value, end of period	$10.90		$10.71		$10.56		$10.72		$10.49		$9.60
Total return	6.27%		5.97%		3.35%		6.44%		14.19%		3.63%
Ratios to average net assets(b)
Total gross expenses	0.95%		0.95%		0.95%		0.96%		0.96	%(c)	0.91%
Total net expenses(d)	0.86	%(e)	0.86	%(e)	0.86	%(e)	0.85	%(e)	0.80	%(c)(e)	0.85	%(e)
Net investment income	4.33%		4.44%		4.87%		4.17%		4.92	%(c)	5.46%
Supplemental data
Net assets, end of period (in thousands)	$190,262		$150,483		$123,890		$91,422		$93,456		$63,669
Portfolio turnover	10%		7%		12%		9%		9%		23%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
31

COLUMBIA HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,										Year Ended June 30,
Class B	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$10.71		$10.56		$10.72		$10.49		$9.60		$9.77
Income from investment operations:
Net investment income	0.39		0.39		0.42		0.37		0.39		0.46
Net realized and unrealized gain (loss)	0.18		0.15		(0.17)		0.22		0.87		(0.19)
Total from investment operations	0.57		0.54		0.25		0.59		1.26		0.27
Less distributions to shareholders:
Net investment income	(0.38)		(0.39)		(0.41)		(0.36)		(0.37)		(0.44)
Total distributions to shareholders	(0.38)		(0.39)		(0.41)		(0.36)		(0.37)		(0.44)
Net asset value, end of period	$10.90		$10.71		$10.56		$10.72		$10.49		$9.60
Total return	5.48%		5.19%		2.59%		5.65%		13.41%		2.85%
Ratios to average net assets(b)
Total gross expenses	1.70%		1.70%		1.71%		1.70%		1.72	%(c)	1.65%
Total net expenses(d)	1.61	%(e)	1.61	%(e)	1.62	%(e)	1.60	%(e)	1.55	%(c)(e)	1.60	%(e)
Net investment income	3.62%		3.70%		4.13%		3.41%		4.24	%(c)	4.69%
Supplemental data
Net assets, end of period (in thousands)	$382		$547		$774		$1,217		$2,142		$3,052
Portfolio turnover	10%		7%		12%		9%		9%		23%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
32

COLUMBIA HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,										Year Ended June 30,
Class C	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$10.71		$10.56		$10.72		$10.49		$9.60		$9.77
Income from investment operations:
Net investment income	0.40		0.40		0.43		0.38		0.40		0.48
Net realized and unrealized gain (loss)	0.19		0.15		(0.16)		0.22		0.88		(0.20)
Total from investment operations	0.59		0.55		0.27		0.60		1.28		0.28
Less distributions to shareholders:
Net investment income	(0.40)		(0.40)		(0.43)		(0.37)		(0.39)		(0.45)
Total distributions to shareholders	(0.40)		(0.40)		(0.43)		(0.37)		(0.39)		(0.45)
Net asset value, end of period	$10.90		$10.71		$10.56		$10.72		$10.49		$9.60
Total return	5.58%		5.31%		2.73%		5.81%		13.56%		3.01%
Ratios to average net assets(b)
Total gross expenses	1.70%		1.70%		1.70%		1.71%		1.71	%(c)	1.66%
Total net expenses(d)	1.51	%(e)	1.49	%(e)	1.46	%(e)	1.45	%(e)	1.40	%(c)(e)	1.45	%(e)
Net investment income	3.67%		3.79%		4.26%		3.57%		4.30	%(c)	4.88%
Supplemental data
Net assets, end of period (in thousands)	$60,144		$32,575		$19,946		$14,684		$12,525		$8,509
Portfolio turnover	10%		7%		12%		9%		9%		23%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
33

COLUMBIA HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$10.72		$10.57		$10.73		$10.77
Income from investment operations:
Net investment income	0.49		0.49		0.52		0.10
Net realized and unrealized gain (loss)	0.20		0.15		(0.18)		(0.05	)(b)
Total from investment operations	0.69		0.64		0.34		0.05
Less distributions to shareholders:
Net investment income	(0.49)		(0.49)		(0.50)		(0.09)
Total distributions to shareholders	(0.49)		(0.49)		(0.50)		(0.09)
Net asset value, end of period	$10.92		$10.72		$10.57		$10.73
Total return	6.58%		6.18%		3.53%		0.50%
Ratios to average net assets(c)
Total gross expenses	0.75%		0.76%		0.76%		0.71	%(d)
Total net expenses(e)	0.66	%(f)	0.66	%(f)	0.65	%(f)	0.68	%(d)
Net investment income	4.52%		4.65%		5.09%		4.54	%(d)
Supplemental data
Net assets, end of period (in thousands)	$4,607		$4,218		$2,476		$3
Portfolio turnover	10%		7%		12%		9%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
34

COLUMBIA HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R5	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$10.70	$10.55	$10.71	$10.75
Income from investment operations:
Net investment income	0.50	0.50	0.52	0.28
Net realized and unrealized gain (loss)	0.20	0.15	(0.17)	(0.06	)(b)
Total from investment operations	0.70	0.65	0.35	0.22
Less distributions to shareholders:
Net investment income	(0.50)	(0.50)	(0.51)	(0.26)
Total distributions to shareholders	(0.50)	(0.50)	(0.51)	(0.26)
Net asset value, end of period	$10.90	$10.70	$10.55	$10.71
Total return	6.67%	6.27%	3.64%	2.05%
Ratios to average net assets(c)
Total gross expenses	0.62%	0.61%	0.63%	0.61	%(d)
Total net expenses(e)	0.57%	0.58%	0.57%	0.61	%(d)
Net investment income	4.62%	4.67%	5.21%	4.76	%(d)
Supplemental data
Net assets, end of period (in thousands)	$7,922	$3,893	$7,807	$509
Portfolio turnover	10%	7%	12%	9%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
35

COLUMBIA HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,										Year Ended June 30,
Class Z	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$10.71		$10.56		$10.72		$10.49		$9.60		$9.77
Income from investment operations:
Net investment income	0.49		0.49		0.51		0.47		0.47		0.55
Net realized and unrealized gain (loss)	0.19		0.15		(0.16)		0.22		0.88		(0.19)
Total from investment operations	0.68		0.64		0.35		0.69		1.35		0.36
Less distributions to shareholders:
Net investment income	(0.49)		(0.49)		(0.51)		(0.46)		(0.46)		(0.53)
Total distributions to shareholders	(0.49)		(0.49)		(0.51)		(0.46)		(0.46)		(0.53)
Net asset value, end of period	$10.90		$10.71		$10.56		$10.72		$10.49		$9.60
Total return	6.48%		6.19%		3.56%		6.65%		14.39%		3.82%
Ratios to average net assets(b)
Total gross expenses	0.75%		0.75%		0.75%		0.76%		0.76	%(c)	0.71%
Total net expenses(d)	0.66	%(e)	0.66	%(e)	0.67	%(e)	0.65	%(e)	0.60	%(c)(e)	0.65	%(e)
Net investment income	4.55%		4.64%		5.07%		4.37%		5.12	%(c)	5.68%
Supplemental data
Net assets, end of period (in thousands)	$672,655		$665,442		$605,931		$849,332		$830,124		$641,387
Portfolio turnover	10%		7%		12%		9%		9%		23%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
36

COLUMBIA HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS

May 31, 2016

Note 1. Organization

Columbia High Yield Municipal Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for

Annual Report 2016
37

COLUMBIA HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Annual Report 2016
38

COLUMBIA HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective October 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.54% to 0.34% as the Fund's net assets increase. The effective management services fee rate for the year ended May 31, 2016 was 0.54% of the Fund's average daily net assets.

Prior to October 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from June 1, 2015 through September 30, 2015, the investment advisory services fee paid to the Investment Manager was $1,326,979 and the administrative services fee paid to the Investment Manager was $192,012.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

Annual Report 2016
39

COLUMBIA HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

For the year ended May 31, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.18%
Class B	0.18
Class C	0.18
Class R4	0.18
Class R5	0.05
Class Z	0.18

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $540.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.20% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund, respectively.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.65% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $238,370 for Class A and for $6,349 for Class C shares for the year ended May 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	October 1, 2015 through September 30, 2016	Prior to October 1, 2015
Class A	0.86%	0.88%
Class B	1.61	1.63
Class C	1.61	1.63
Class R4	0.66	0.68
Class R5	0.57	0.60
Class Z	0.66	0.68

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund.

Prior to October 1, 2015, the Fund's expense ratio was subject to a voluntary expense reimbursement arrangement pursuant to which fees were waived and/or expenses reimbursed (excluding certain fees and expenses immediately described above), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did

Annual Report 2016
40

COLUMBIA HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

not exceed the annual rates of 0.86% for Class A, 1.61% for Class B, 1.61% for Class C, 0.66% for Class R4, 0.58% for Class R5 and 0.66% for Class Z.

Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement under these fee waivers and/or expense reimbursement arrangements.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees' deferred compensation, distributions, investments in partnerships and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(3,571)
Accumulated net realized loss	5,697,866
Paid-in capital	(5,694,295)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2016	2015
Ordinary income	$769,511	$161,721
Tax-exempt income	37,945,936	36,141,760
Total	$38,715,447	$36,303,481

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$14,902,578
Capital loss carryforwards	(72,071,451)
Net unrealized appreciation	52,782,341

At May 31, 2016, the cost of investments for federal income tax purposes was $883,569,710 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$79,310,722
Unrealized depreciation	(26,528,381)
Net unrealized appreciation	$52,782,341

The following capital loss carryforwards, determined at May 31, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	17,741,445
2018	35,721,468
2019	4,244,605
No expiration — short-term	2,054,931
No expiration — long-term	12,309,002
Total	72,071,451

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

For the year ended May 31, 2016, $2,561,069 of capital loss carryforward was utilized, $5,694,295 expired unused.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Annual Report 2016
41

COLUMBIA HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $152,928,907 and $80,569,404, respectively, for the year ended May 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended May 31, 2016.

Note 7. Significant Risks

Shareholder Concentration Risk

At May 31, 2016, one unaffiliated shareholder of record owned 52.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Annual Report 2016
42

COLUMBIA HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

High-Yield Securities Risk

Securities rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
43

COLUMBIA HIGH YIELD MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia High Yield Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia High Yield Municipal Fund (the "Fund", a series of Columbia Funds Series Trust I) at May 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
July 25, 2016

Annual Report 2016
44

COLUMBIA HIGH YIELD MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Exempt-Interest Dividends	98.01%

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

Annual Report 2016
45

COLUMBIA HIGH YIELD MUNICIPAL FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	57	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	57

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	57	None

Annual Report 2016
46

COLUMBIA HIGH YIELD MUNICIPAL FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	57

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	57

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	57	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	57	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2016
47

COLUMBIA HIGH YIELD MUNICIPAL FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	57	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	57	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Consultant to the Trustees*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Trustee Consultant 2016	Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	57	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015

* J. Kevin Connaughton was appointed consultant to the Trustees effective March 1, 2016. Shareholders of the Funds are expected to be asked to elect Mr. Connaughton as a Trustee at a future shareholder meeting.

Annual Report 2016
48

COLUMBIA HIGH YIELD MUNICIPAL FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

176

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2016
49

COLUMBIA HIGH YIELD MUNICIPAL FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
50

COLUMBIA HIGH YIELD MUNICIPAL FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
51

Columbia High Yield Municipal Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN161_05_F01_(07/16)

ANNUAL REPORT

May 31, 2016

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $464 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 3rd largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of March 31, 2016. Source: Ameriprise Q1 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.

  **  Source: ICI as of March 31, 2016 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of December 2015 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

Fund college or higher education

Leave a legacy

Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today's challenging interest rate environment, it's still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You've worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today's complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

Do your investments deliver the portfolio growth you need?

Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit columbiathreadneedle.com/us

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer-term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	17
Statement of Operations	19
Statement of Changes in Net Assets	20
Financial Highlights	22
Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	47
Trustees and Officers	48
Important Information About This Report	53

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Adaptive Risk Allocation Fund (the Fund) Class A shares returned -0.55% excluding sales charges for the 12-month period that ended May 31, 2016.

■  During the same time period, the Fund outperformed its Blended Benchmark, which returned -0.95%, but underperformed the Citi Three-Month U.S. Treasury Bill Index, which returned 0.12%.

■  The Fund takes a risk-based approach to allocating assets across four primary segments of global capital markets — equities, interest rates, inflation hedging and spread assets. While absolute returns were disappointing, our tactical positioning was the principal driver of the Fund's outperformance of its Blended Benchmark during the period.

Average Annual Total Returns (%) (for period ended May 31, 2016)

	Inception	1 Year	Life
Class A	06/19/12
Excluding sales charges		-0.55	2.95
Including sales charges		-6.26	1.41
Class C	06/19/12
Excluding sales charges		-1.26	2.17
Including sales charges		-2.24	2.17
Class K	06/19/12	-0.45	3.02
Class R	06/19/12	-0.75	2.69
Class R4*	10/01/14	-0.25	3.06
Class R5	06/19/12	-0.15	3.29
Class W	06/19/12	-0.55	2.97
Class Y*	10/01/14	-0.15	3.11
Class Z	06/19/12	-0.25	3.22
Blended Benchmark		-0.95	5.94
Citi Three-Month U.S. Treasury Bill Index		0.12	0.07

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Blended Benchmark, a weighted custom composite established by the Investment Manager, consists of a 60% weighting of the MSCI ACWI All Cap Index (Net) and a 40% weighting of the Barclays Global Aggregate Index. The MSCI ACWI All Cap Index captures large, mid, small and micro cap representation across 23 developed markets countries and large, mid and small cap representation across 23 emerging markets countries. The Barclays Global Aggregate Index is a broad-based benchmark that measures the global investment-grade fixed-rate debt markets.

The Citi Three-Month U.S. Treasury Bill Index is an unmanaged index that represents the performance of three-month Treasury bills and reflects reinvestment of all distributions and changes in market prices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI All Cap Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (June 19, 2012 – May 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Adaptive Risk Allocation Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
3

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Jeffrey Knight, CFA

Orhan Imer, Ph.D., CFA

Joshua Kutin, CFA

Toby Nangle

Beth Vanney, CFA

Portfolio Breakdown (%) (at May 31, 2016)
Alternative Investment Funds	7.7
Equity Funds	7.8
Exchange-Traded Funds	1.3
Foreign Government Obligations	8.9
Inflation-Indexed Bonds	21.7
Money Market Funds(a)	44.6
Residential Mortgage-Backed Securities — Agency	6.3
U.S. Treasury Obligations	1.7
Total	100.0

(a) Includes investments in Money Market Funds (amounting to $250.8 million) which have been segregated to cover obligations related to the Fund's investment in derivatives which provides exposure to multiple markets. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

For the 12-month period that ended May 31, 2016, the Fund's Class A shares returned -0.55% excluding sales charges. During the same time period, the Fund outperformed its Blended Benchmark, which returned -0.95%, but underperformed the Citi Three-Month U.S. Treasury Bill Index, which returned 0.12%. The Fund takes a risk-based approach to allocating assets across four primary segments of global capital markets. While absolute returns were disappointing, our tactical positioning was the principal driver of the Fund's outperformance of its Blended Benchmark during the period.

Market State Policy Implementation Contributed Most Positively

The Fund uses a global allocation strategy and takes a flexible approach to allocating portfolio risk across multiple asset classes — equity securities, inflation hedging assets, and fixed-income securities (generally consisting of fixed-income securities issued by governments, which are referred to as interest rate assets, and other fixed-income securities, which are referred to as spread assets). We employ a market state classification process — based on multiple market-based indicators — to identify four distinct market environments and create a policy or benchmark portfolio with a strategic risk allocation for each environment that is intended to generate attractive risk-adjusted returns in that environment. Allocations of risk to asset classes may differ significantly across market environments. While a global risk-balanced portfolio is what we expect the Fund to be in most often, other market states represent conditions when risk balancing may be less than ideal, and the portfolio can deviate from balance to improve risk-adjusted return potential for that environment. This could be to protect capital in a weakening market or to more fully participate when market conditions are considered favorable. Once a policy portfolio is established, we then employ a tactical overlay process driven by the Columbia Global Asset Allocation Team's Investment Strategy Outlook.

While absolute returns were disappointing, our tactical positioning was the principal driver of the Fund's relative outperformance during the period. Of the four broad global asset classes to which the Fund allocates, its exposure to interest rates, primarily via global government bonds, contributed most positively, as interest rates around much of the globe declined overall, thereby positively impacting the fixed-income holdings in the Fund. To a lesser degree, the Fund's allocation to spread assets — primarily investment-grade corporate bonds, high yield bonds, mortgage-backed securities and emerging market debt, also boosted relative results. Exposure to inflation hedging assets added value, albeit modestly so, as well. Positions in commodities detracted from the Fund's relative performance, as commodity prices were hit hard during the period. However, the effect of the Fund's commodity exposure was virtually offset by exposure to real estate investment trusts (REITs), which performed well. Exposure to global inflation-linked bonds contributed positively. The only global asset class to detract from the Fund's relative performance was equities, especially international equities, which significantly lagged U.S. equities during the period.

Annual Report 2016
4

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Global Positioning Reflected Changing Market Conditions

We use an adaptive approach to re-allocate portfolio risk exposures as market conditions change in an effort to improve risk-adjusted returns. We believes no single portfolio is appropriate for all market environments and have identified four distinct market states — highly bullish, bullish, neutral and capital preservation. We expect the Fund to be in the neutral market state the majority of the time. The Fund was indeed in the neutral market state in each month of the period except June 2015 and May 2016, when market-based indicators became more positive. From a risk allocation perspective, then, the Fund in the neutral state was approximately 50% of the portfolio's risk allocation in equities through much of the period, with the remaining 50% of the portfolio's risk allocation divided among the other three asset classes. In the months when the Fund was in a bullish state, the Fund slightly increased risk exposure to equities and decreased exposure to interest rates. With these changes, the Fund's portfolio turnover rate for the 12-month period was 254%.

Usage of Derivatives

During the period, the Fund used futures (including bond, currency, equity, index and interest rate futures), currency forwards, options and swaps (including credit default, credit default swap index, interest rate and total return swaps), for both hedging and non-hedging purposes, including, for example, seeking to enhance returns or as a substitute for a position in an underlying asset. The Fund also used derivatives to manage its overall risk exposure and to obtain leverage (market exposure in excess of the Fund's assets) within certain asset classes and during certain market environments in seeking to maintain attractive expected risk-adjusted returns while adhering to the Fund's risk allocation framework. On a stand-alone basis, the usage of swap contracts was positive. This was offset, however, by the Fund's futures, forward foreign currency exchange and options contracts, which detracted.

At Period's End

At the end of the period, we favored a neutral stance toward equities. Fixed income remained positioned in a neutral stance as well, as recession risks in the U.S. abated in the last months of the period, while negative or very low yields prevailed across a large swath of the globe. The overall duration framework remained negative, with duration performing poorly in the context of the aforementioned reflation dynamic.

Maintaining a long-term perspective, we believe the Fund's adaptive risk allocation approach offers the potential to improve risk-adjusted returns as compared to a traditional 60/40 balanced portfolio, making it an attractive diversifier within portfolios maintaining a traditional allocation to both stocks and bonds.

Market Exposure By Asset Class Categories (%)(a) (at May 31, 2016)
Equity Assets	42.8
Inflation-Hedging Assets	32.9
Spread Assets	-20.2
Interest Rate Assets	32.5

(a) Percentages are based upon net assets. The percentages do not equal 100% due to the effects of leverage within the Fund's portfolio. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. The Fund's portfolio composition and its market exposure are subject to change. Inflation-Hedging Assets may include, but are not limited to, direct or indirect investments in commodity-related investments, including certain types of commodities-linked derivatives and notes, and U.S. and non-U.S. inflation-linked bonds. Interest Rate Assets generally include fixed-income securities issued by U.S. and non-U.S. governments. Spread Assets generally include any other fixed-income securities.

Annual Report 2016
5

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund's investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. Asset allocation does not assure a profit or protect against loss. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Commodity investments may be affected by the overall market and industry- and commodity-specific factors, and may be more volatile and less liquid than other investments. Short positions (where the underlying asset is not owned) can create unlimited risk. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investment in or exposure to foreign currencies subjects the Fund to currency fluctuation and risk of loss. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities Interest payments on inflation-protected securities may be more volatile than interest paid on ordinary bonds. In periods of deflation, these securities provide no income. As a non-diversified fund, fewer investments could have a greater affect on performance. Investments selected using quantitative methods may perform differently from the market as a whole and may not enable the Fund to achieve its objective. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund's prospectus for information on these and other risks.

Annual Report 2016
6

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2015 – May 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,033.10	1,019.55	5.54	5.50	1.09
Class C	1,000.00	1,000.00	1,029.70	1,015.80	9.34	9.27	1.84
Class K	1,000.00	1,000.00	1,033.00	1,019.90	5.18	5.15	1.02
Class R	1,000.00	1,000.00	1,031.20	1,018.25	6.86	6.81	1.35
Class R4	1,000.00	1,000.00	1,033.90	1,020.80	4.27	4.24	0.84
Class R5	1,000.00	1,000.00	1,034.90	1,021.15	3.92	3.89	0.77
Class W	1,000.00	1,000.00	1,032.00	1,019.55	5.54	5.50	1.09
Class Y	1,000.00	1,000.00	1,034.90	1,021.40	3.66	3.64	0.72
Class Z	1,000.00	1,000.00	1,035.00	1,020.80	4.27	4.24	0.84

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
7

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

PORTFOLIO OF INVESTMENTS

May 31, 2016

(Percentages represent value of investments compared to net assets)

Equity Funds 7.0%

	Shares	Value ($)
GLOBAL REAL ESTATE 7.0%
Columbia Real Estate Equity Fund, Class I Shares(a)	2,750,135	43,837,145
Total Equity Funds (Cost: $42,860,061)		43,837,145

Alternative Investment Funds 7.0%

Columbia Commodity Strategy Fund, Class I Shares(a)(b)	7,954,786	43,671,777
Total Alternative Investment Funds (Cost: $41,963,526)		43,671,777

Exchange-Traded Funds 1.1%

iShares MSCI Canada ETF	289,750	7,098,875
Total Exchange-Traded Funds (Cost: $7,166,797)		7,098,875

Residential Mortgage-Backed Securities —
Agency 5.6%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(c)
06/16/31	2.500%	4,600,000	4,717,156
06/13/46	3.500%	10,000,000	10,466,334
06/13/46	4.000%	4,750,000	5,071,922
06/13/46	5.000%	6,000,000	6,655,430
Government National Mortgage Association(c) 06/21/2046	3.500%	8,000,000	8,444,162
Total Residential Mortgage-Backed Securities — Agency (Cost: $35,341,240)			35,355,004

Inflation-Indexed Bonds(d) 19.6%

FRANCE 1.9%
France Government Bond OAT(e) 07/25/24	0.250%	EUR	8,874,075	10,706,296
07/25/40	1.800%	EUR	800,380	1,299,975
Total				12,006,271

Inflation-Indexed Bonds(d) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
GERMANY 0.7%
Bundesrepublik Deutschland Bundesobligation Inflation-Linked Bond(e) 04/15/18	0.750%	EUR	2,785,204	3,174,383
Deutsche Bundesrepublik Inflation-Linked Bond(e) 04/15/23	0.100%	EUR	780,481	929,131
Total				4,103,514
ITALY 1.1%
Italy Buoni Poliennali Del Tesoro(e) 09/15/19	2.350%	EUR	718,374	870,996
09/15/21	2.100%	EUR	703,073	871,218
09/15/24	2.350%	EUR	652,158	835,251
09/15/26	3.100%	EUR	370,573	511,357
09/15/41	2.550%	EUR	2,766,036	3,919,984
Total				7,008,806
NEW ZEALAND 0.6%
New Zealand Government Bond(e) 09/20/25	2.000%	NZD	5,172,370	3,616,211
SWEDEN 0.1%
Sweden Inflation-Linked Bond 06/01/25	1.000%	SEK	5,023,043	723,654
UNITED KINGDOM 4.5%
United Kingdom Gilt Inflation-Linked Bond(e)
03/22/29	0.125%	GBP	4,398,360	7,232,273
03/22/34	0.750%	GBP	2,079,715	3,951,916
03/22/44	0.125%	GBP	6,999,850	13,253,810
03/22/52	0.250%	GBP	1,617,840	3,494,154
Total				27,932,153
UNITED STATES 10.7%
U.S. Treasury Inflation-Indexed Bond 04/15/19	0.125%		10,162,700	10,315,537
01/15/21	1.125%		5,442,950	5,761,022
01/15/22	0.125%		11,836,350	11,899,544
01/15/24	0.625%		14,186,062	14,632,881
01/15/25	0.250%		8,294,550	8,279,106
02/15/42	0.750%		8,430,960	8,074,179
02/15/43	0.625%		3,625,160	3,366,867
02/15/45	0.750%		4,803,485	4,585,325
Total				66,914,461
Total Inflation-Indexed Bonds (Cost: $123,598,019)				122,305,070

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

U.S. Treasury Obligations 1.5%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury 10/31/18	1.750%	3,350,000	3,414,906
01/31/20	1.375%	1,600,000	1,611,688
02/15/21	3.625%	1,600,000	1,765,062
08/15/23	2.500%	325,000	343,662
08/15/26	6.750%	825,000	1,202,857
08/15/27	6.375%	725,000	1,051,930
Total U.S. Treasury Obligations (Cost: $9,319,934)			9,390,105

Foreign Government Obligations(d) 8.1%

BELGIUM 0.8%
Belgium Government Bond(e) 06/22/24	2.600%	EUR	3,750,000	4,971,461
FRANCE 0.4%
France Government Bond OAT(e) 05/25/45	3.250%	EUR	1,500,000	2,373,417
ITALY 0.3%
Italy Buoni Poliennali Del Tesoro(e) 09/01/46	3.250%	EUR	1,250,000	1,603,079
JAPAN 2.7%
Japan Government 30-Year Bond 09/20/44	1.700%	JPY	1,375,000,000	17,094,403

Foreign Government Obligations(d) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
MEXICO 0.7%
Mexican Bonos 06/10/21	6.500%	MXN	82,500,000	4,643,918
NEW ZEALAND 1.3%
New Zealand Government Bond(e) 04/15/27	4.500%	NZD	10,000,000	7,962,155
POLAND 0.5%
Poland Government Bond 07/25/26	2.500%		13,500,000	3,245,686
SPAIN 1.4%
Spain Government Bond(e) 01/31/22	5.850%	EUR	5,875,000	8,472,595
Total Foreign Government Obligations (Cost: $47,992,448)				50,366,714
Money Market Funds 40.2%
		Shares		Value ($)
Columbia Short-Term Cash Fund, 0.434%(a)(f)			250,808,285	250,808,285
Total Money Market Funds (Cost: $250,808,285)				250,808,285
Total Investments (Cost: $559,050,310)				562,832,975
Other Assets & Liabilities, Net				61,668,022
Net Assets				624,500,997

At May 31, 2016, cash totaling $17,019,970 was pledged as collateral.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at May 31, 2016

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	06/02/2016	13,522,000	EUR	15,563,491	USD	518,235	—
Barclays	06/02/2016	10,470,000	EUR	11,978,882	USD	329,433	—
Barclays	06/02/2016	14,500,000	EUR	16,366,977	USD	233,547	—
Barclays	06/02/2016	5,030,000	EUR	5,610,563	USD	13,932	—
Barclays	06/02/2016	2,100,000	NOK	256,426	USD	5,398	—
Barclays	06/02/2016	15,082,709	USD	13,522,000	EUR	—	(37,451)
Barclays	06/02/2016	16,173,590	USD	14,500,000	EUR	—	(40,161)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Forward Foreign Currency Exchange Contracts Open at May 31, 2016 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	06/02/2016	17,747,655	USD	15,500,000	EUR	—	(501,576)
Barclays	06/02/2016	252,486	USD	2,100,000	NOK	—	(1,458)
Barclays	07/08/2016	21,022,000	EUR	23,461,935	USD	40,349	—
Barclays	07/08/2016	20,380,000	EUR	22,745,453	USD	39,148	—
Barclays	07/08/2016	21,010,000	EUR	23,421,119	USD	12,902	—
Barclays	07/08/2016	2,100,000	NOK	252,461	USD	1,459	—
Barclays	07/08/2016	950,000	NOK	113,400	USD	—	(148)
Barclays	07/08/2016	5,617,705	USD	5,030,000	EUR	—	(13,549)
Citi	06/02/2016	650,000	AUD	467,641	USD	—	(2,146)
Citi	06/02/2016	1,500,000	AUD	1,079,172	USD	—	(4,953)
Citi	06/02/2016	2,750,000	CAD	2,105,166	USD	8,091	—
Citi	06/02/2016	750,000	CAD	574,136	USD	2,207	—
Citi	06/02/2016	1,008,664,000	JPY	9,200,760	USD	91,951	—
Citi	06/02/2016	260,000,000	JPY	2,370,165	USD	22,217	—
Citi	06/02/2016	301,336,000	JPY	2,712,505	USD	—	(8,730)
Citi	06/02/2016	6,000,000	SEK	730,424	USD	11,116	—
Citi	06/02/2016	495,270	USD	650,000	AUD	—	(25,483)
Citi	06/02/2016	1,122,162	USD	1,500,000	AUD	—	(38,037)
Citi	06/02/2016	597,853	USD	750,000	CAD	—	(25,923)
Citi	06/02/2016	2,162,625	USD	2,750,000	CAD	—	(65,549)
Citi	06/02/2016	2,446,230	USD	260,000,000	JPY	—	(98,282)
Citi	06/02/2016	12,044,736	USD	1,310,000,000	JPY	—	(214,691)
Citi	06/02/2016	748,457	USD	6,000,000	SEK	—	(29,149)
Citi	07/08/2016	650,000	AUD	468,930	USD	—	(197)
Citi	07/08/2016	1,500,000	AUD	1,082,147	USD	—	(454)
Citi	07/08/2016	7,330,000	AUD	5,273,738	USD	—	(16,572)
Citi	07/08/2016	6,200,000	CAD	4,746,510	USD	18,622	—
Citi	07/08/2016	750,000	CAD	571,674	USD	—	(248)
Citi	07/08/2016	3,130,000	CAD	2,386,517	USD	—	(304)
Citi	07/08/2016	2,750,000	CAD	2,096,139	USD	—	(908)
Citi	07/08/2016	1,230,000,000	JPY	11,227,647	USD	105,115	—
Citi	07/08/2016	2,881,836,000	JPY	26,071,393	USD	11,789	—
Citi	07/08/2016	260,000,000	JPY	2,352,750	USD	1,645	—
Citi	07/08/2016	585,000,000	JPY	5,289,235	USD	—	(749)
Citi	07/08/2016	12,800,000	SEK	1,541,203	USD	4,272	—
Citi	07/08/2016	3,000,000	SEK	360,083	USD	—	(135)
Citi	07/08/2016	5,500,000	SEK	660,152	USD	—	(248)
Citi	07/08/2016	1,350,000	SGD	980,617	USD	911	—
Citi	07/08/2016	1,077,723	USD	1,500,000	AUD	4,878	—
Citi	07/08/2016	467,013	USD	650,000	AUD	2,114	—
Citi	07/08/2016	574,175	USD	750,000	CAD	—	(2,253)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Forward Foreign Currency Exchange Contracts Open at May 31, 2016 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citi	07/08/2016	2,105,307	USD	2,750,000	CAD	—	(8,260)
Citi	07/08/2016	2,373,324	USD	260,000,000	JPY	—	(22,220)
Citi	07/08/2016	8,979,051	USD	983,664,000	JPY	—	(84,064)
Citi	07/08/2016	361,219	USD	3,000,000	SEK	—	(1,001)
Credit Suisse	07/08/2016	4,120,000	CHF	4,161,637	USD	9,398	—
Credit Suisse	07/08/2016	2,480,000	CHF	2,498,489	USD	—	(917)
Credit Suisse	07/08/2016	4,610,000	DKK	692,138	USD	1,572	—
Credit Suisse	07/08/2016	5,130,000	DKK	768,355	USD	—	(106)
Credit Suisse	07/08/2016	11,604,000	NZD	7,812,567	USD	—	(23,567)
Credit Suisse	07/08/2016	4,735,000	NZD	3,173,184	USD	—	(24,342)
HSBC	07/08/2016	12,762,000	PLN	3,239,241	USD	6,123	—
Standard Chartered	06/02/2016	1,850,000	GBP	2,703,372	USD	23,925	—
Standard Chartered	06/02/2016	17,000,000	MXN	932,907	USD	11,835	—
Standard Chartered	06/02/2016	576,313	USD	400,000	GBP	3,027	—
Standard Chartered	06/02/2016	2,119,875	USD	1,450,000	GBP	—	(19,768)
Standard Chartered	06/02/2016	965,525	USD	17,000,000	MXN	—	(44,453)
Standard Chartered	07/08/2016	19,343,700	GBP	28,120,497	USD	96,425	—
Standard Chartered	07/08/2016	9,825,000	GBP	14,329,496	USD	95,585	—
Standard Chartered	07/08/2016	1,700,000	GBP	2,464,405	USD	1,540	—
Standard Chartered	07/08/2016	18,000,000	HKD	2,318,854	USD	1,249	—
Standard Chartered	07/08/2016	53,451,000	MXN	2,888,697	USD	4,740	—
Standard Chartered	07/08/2016	21,070,000	MXN	1,134,461	USD	—	(2,374)
Standard Chartered	07/08/2016	2,486,539	USD	1,700,000	GBP	—	(23,674)
UBS	06/02/2016	4,000,000	NZD	2,745,350	USD	38,950	—
UBS	06/02/2016	2,764,320	USD	4,000,000	NZD	—	(57,920)
Total						1,773,700	(1,442,020)

Futures Contracts Outstanding at May 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
Australian 3-Year Bond	26	AUD	2,118,041	06/2016	14,113	—
Canadian Government 10-Year Bond	58	CAD	6,410,142	09/2016	21,714	—
Euro-BTP	58	EUR	9,007,616	06/2016	50,141	—
Euro-Bund	8	EUR	1,459,530	06/2016	5,019	—
Euro-Buxl 30-Year	33	EUR	6,180,283	06/2016	12,355	—
Euro-OAT	60	EUR	10,585,977	06/2016	61,351	—
Japanese 10-Year Government Bond	3	JPY	4,118,752	06/2016	8,693	—
Long Gilt	108	GBP	19,200,772	09/2016	44,178	—
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA ADAPTIVE RISK ALLOCATION FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Long Futures Contracts Outstanding (continued)

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
Mini MSCI EAFE Index	880	USD	73,062,000	06/2016	640,523	—
Mini MSCI Emerging Markets Index	677	USD	27,269,560	06/2016	—	(327,846)
S&P 500 E-mini	1,527	USD	159,945,615	06/2016	4,845,238	—
Short Term Euro-BTP	15	EUR	1,884,106	06/2016	2,667	—
U.S. Long Bond	25	USD	4,082,813	09/2016	4,795	—
U.S. Treasury 10-Year Note	283	USD	36,701,563	09/2016	—	(12,425)
U.S. Treasury 2-Year Note	43	USD	9,369,969	09/2016	—	(202)
U.S. Treasury 5-Year Note	95	USD	11,411,133	09/2016	562	—
U.S. Treasury 5-Year Note	63	USD	7,567,383	09/2016	—	(3,067)
U.S. Ultra Bond	105	USD	18,388,125	09/2016	—	(821)
Total			408,763,380		5,711,349	(344,361)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
U.S. Treasury 10-Year Note	(26)	USD	(3,371,875)	09/2016	1,982	—
U.S. Treasury 5-Year Note	(33)	USD	(3,963,867)	09/2016	1,230	—
U.S. Ultra Bond	(13)	USD	(2,276,625)	09/2016	—	(129)
Total			(9,612,367)		3,212	(129)

Total Return Swap Contracts Outstanding at May 31, 2016

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount	Premium Paid ($)	Premium Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citi	Total return on iShares iBoxx High Yield Corporate Bond ETF	Floating rate based on 3-month USD LIBOR-BBA minus 0.620%	06/09/2016		34,008,421	—	—	1,462,523	—
Citi	Total return on PowerShares Senior Loan Portfolio	Floating rate based on 1-month USD LIBOR-BBA minus 3.550%	06/22/2016		11,505,000	—	—	86,459	—
Citi	Total return on iShares iBoxx Investment Grade Corporate Bond ETF	Floating rate based on 3-month USD LIBOR-BBA plus 0.100%	06/22/2016		19,999,965	—	—	427,417	—
Citi	Total return on iShares JPMorgan USD Emerging Markets Index	Floating rate based on 1-month USD LIBOR-BBA minus 0.450%	06/30/2016		5,992,920	—	—	—	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA ADAPTIVE RISK ALLOCATION FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Total Return Swap Contracts Outstanding at May 31, 2016 (continued)

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount	Premium Paid ($)	Premium Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citi	Total return on iShares iBoxx High Yield Corporate Bond ETF	Floating rate based on 1-month USD LIBOR-BBA minus 0.600%	06/30/2016		3,996,558	—	—	—	—
Citi	Total return on iShares iBoxx Investment Grade Corporate Bond ETF	Floating rate based on 1-month USD LIBOR-BBA plus 0.350%	06/30/2016		26,862,750	—	—	—	—
JPMorgan	Total return on iShares JPMorgan USD Emerging Markets Index	Floating rate based on 3-month USD LIBOR-BBA minus 0.670%	07/22/2016		31,738,313	—	—	9,053	—
Morgan Stanley	Total return on iShares iBoxx High Yield Corporate Bond ETF	Floating rate based on 1-month USD LIBOR-BBA minus 1.000%	06/10/2016		5,027,550	—	—	32,584	—
Morgan Stanley	Total return on iShares iBoxx High Yield Corporate Bond ETF	Floating rate based on 3-month USD LIBOR-BBA minus 0.250%	08/05/2016		22,405,440	—	—	274,467	—
Total						—	—	2,292,503	—

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Commodity Strategy Fund, Class I Shares	31,846,778	56,889,000	(43,051,000)	(3,721,252)	41,963,526	—	—	43,671,777
Columbia Real Estate Equity Fund, Class I Shares	37,009,010	35,466,942	(28,753,000)	(862,891)	42,860,061	2,175,863	756,079	43,837,145
Columbia Short-Term Cash Fund	160,877,769	655,189,496	(565,258,980)	—	250,808,285	—	565,578	250,808,285
Total	229,733,557	747,545,438	(637,062,980)	(4,584,143)	335,631,872	2,175,863	1,321,657	338,317,207

(b)  Non-income producing investment.

(c)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(d)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(e)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At May 31, 2016, the value of these securities amounted to $80,049,662 or 12.82% of net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Notes to Portfolio of Investments (continued)

(f)  The rate shown is the seven-day current annualized yield at May 31, 2016.

Currency Legend

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

DKK  Danish Krone

EUR  Euro

GBP  British Pound

HKD  Hong Kong Dollar

JPY  Japanese Yen

MXN  Mexican Peso

NOK  Norwegian Krone

NZD  New Zealand Dollar

PLN  Polish Zloty

SEK  Swedish Krona

SGD  Singapore Dollar

USD  US Dollar

ZAR  South African Rand

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Equity Funds	43,837,145	—	—	43,837,145
Alternative Investment Funds	43,671,777	—	—	43,671,777
Exchange-Traded Funds	7,098,875	—	—	7,098,875
Residential Mortgage-Backed Securities — Agency	—	35,355,004	—	35,355,004
Inflation-Indexed Bonds	—	122,305,070	—	122,305,070
U.S. Treasury Obligations	9,390,105	—	—	9,390,105
Foreign Government Obligations	—	50,366,714	—	50,366,714
Investments measured at net asset value
Money Market Funds	—	—	—	250,808,285
Total Investments	103,997,902	208,026,788	—	562,832,975

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Fair Value Measurements (continued)

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	1,773,700	—	1,773,700
Futures Contracts	5,714,561	—	—	5,714,561
Swap Contracts	—	2,292,503	—	2,292,503
Liabilities
Forward Foreign Currency Exchange Contracts	—	(1,442,020)	—	(1,442,020)
Futures Contracts	(344,490)	—	—	(344,490)
Total	109,367,973	210,650,971	—	570,827,229

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $223,418,438)	$224,515,768
Affiliated issuers (identified cost $335,631,872)	338,317,207
Total investments (identified cost $559,050,310)	562,832,975
Foreign currency (identified cost $44,516)	44,374
Cash collateral held at broker	40,000
Margin deposits	16,979,970
Unrealized appreciation on forward foreign currency exchange contracts	1,773,700
Unrealized appreciation on swap contracts	2,292,503
Receivable for:
Investments sold	112,937,440
Investments sold on a delayed delivery basis	21,777,745
Capital shares sold	9,224,321
Dividends	79,299
Interest	795,502
Foreign tax reclaims	17,732
Variation margin	174,202
Prepaid expenses	437
Trustees' deferred compensation plan	11,621
Total assets	728,981,821
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	1,442,020
Payable for:
Investments purchased	42,484,125
Investments purchased on a delayed delivery basis	57,156,805
Capital shares purchased	825,644
Variation margin	2,357,961
Investment management fees	40,409
Distribution and/or service fees	20,943
Transfer agent fees	59,112
Compensation of board members	139
Chief compliance officer expenses	37
Other expenses	82,008
Trustees' deferred compensation plan	11,621
Total liabilities	104,480,824
Net assets applicable to outstanding capital stock	$624,500,997
Represented by
Paid-in capital	$626,556,247
Excess of distributions over net investment income	(675,972)
Accumulated net realized loss	(13,159,526)
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	1,097,330
Investments — affiliated issuers	2,685,335
Foreign currency translations	3,329
Forward foreign currency exchange contracts	331,680
Futures contracts	5,370,071
Swap contracts	2,292,503
Total — representing net assets applicable to outstanding capital stock	$624,500,997

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

May 31, 2016

Class A
Net assets	$140,291,012
Shares outstanding	14,014,933
Net asset value per share	$10.01
Maximum offering price per share(a)	$10.62
Class C
Net assets	$61,385,689
Shares outstanding	6,298,152
Net asset value per share	$9.75
Class K
Net assets	$2,712
Shares outstanding	270
Net asset value per share(b)	$10.03
Class R
Net assets	$860,525
Shares outstanding	86,655
Net asset value per share	$9.93
Class R4
Net assets	$10,907,704
Shares outstanding	1,082,006
Net asset value per share	$10.08
Class R5
Net assets	$1,627,937
Shares outstanding	161,215
Net asset value per share	$10.10
Class W
Net assets	$383,552,367
Shares outstanding	38,269,239
Net asset value per share	$10.02
Class Y
Net assets	$2,490
Shares outstanding	246
Net asset value per share(b)	$10.11
Class Z
Net assets	$25,870,561
Shares outstanding	2,567,360
Net asset value per share	$10.08

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

STATEMENT OF OPERATIONS

Year Ended May 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$225,196
Dividends — affiliated issuers	1,321,657
Interest	1,925,993
Foreign taxes withheld	(347)
Total income	3,472,499
Expenses:
Investment management fees	2,976,007
Distribution and/or service fees
Class A	398,939
Class C	590,225
Class R	1,669
Class W	518,696
Transfer agent fees
Class A	248,242
Class C	91,347
Class K	1
Class R	483
Class R4	17,044
Class R5	720
Class W	314,187
Class Z	31,443
Plan administration fees
Class K	7
Compensation of board members	24,387
Custodian fees	53,848
Printing and postage fees	91,839
Registration fees	189,573
Audit fees	41,659
Legal fees	12,645
Chief compliance officer expenses	225
Other	16,217
Total expenses	5,619,403
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(331,893)
Expense reductions	(40)
Total net expenses	5,287,470
Net investment loss	(1,814,971)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(106,884)
Investments — affiliated issuers	(4,584,143)
Capital gain distributions from underlying affiliated funds	2,175,863
Foreign currency translations	147,249
Forward foreign currency exchange contracts	(2,094,723)
Futures contracts	(4,085,279)
Options purchased	(314,712)
Options contracts written	1,439
Swap contracts	2,400,999
Net realized loss	(6,460,191)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	4,340,387
Investments — affiliated issuers	3,370,610
Foreign currency translations	150,788
Forward foreign currency exchange contracts	383,112
Futures contracts	790,390
Swap contracts	698,457
Net change in unrealized appreciation	9,733,744
Net realized and unrealized gain	3,273,553
Net increase in net assets resulting from operations	$1,458,582

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31, 2016	Year Ended May 31, 2015(a)
Operations
Net investment loss	$(1,814,971)	$(988,253)
Net realized gain (loss)	(6,460,191)	3,155,082
Net change in unrealized appreciation (depreciation)	9,733,744	(1,611,956)
Net increase in net assets resulting from operations	1,458,582	554,873
Distributions to shareholders
Net investment income
Class A	—	(15,795)
Class K	—	(5)
Class R4	—	(19,603)
Class R5	—	(1,192)
Class W	—	(115,976)
Class Y	—	(11)
Class Z	—	(17,288)
Net realized gains
Class A	(1,583,099)	(420,284)
Class C	(617,046)	(122,589)
Class K	(27)	(48)
Class R	(2,605)	(1,570)
Class R4	(107,570)	(112,812)
Class R5	(12,937)	(4,985)
Class W	(1,821,566)	(3,086,005)
Class Y	(24)	(44)
Class Z	(192,670)	(99,486)
Total distributions to shareholders	(4,337,544)	(4,017,693)
Increase in net assets from capital stock activity	196,174,393	237,224,074
Total increase in net assets	193,295,431	233,761,254
Net assets at beginning of year	431,205,566	197,444,312
Net assets at end of year	$624,500,997	$431,205,566
Excess of distributions over net investment income	$(675,972)	$(297,284)

(a) Class R4 and Class Y shares are based on operations from October 1, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2016		Year Ended May 31, 2015(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	6,477,611	63,559,452	17,144,145	175,750,190
Distributions reinvested	166,863	1,578,524	41,129	415,816
Redemptions	(9,344,931)	(90,415,838)	(1,180,923)	(12,081,431)
Net increase (decrease)	(2,700,457)	(25,277,862)	16,004,351	164,084,575
Class C shares
Subscriptions	2,529,237	24,329,314	5,276,583	53,187,065
Distributions reinvested	66,586	615,252	12,303	122,541
Redemptions	(1,549,411)	(14,704,497)	(78,314)	(790,418)
Net increase	1,046,412	10,240,069	5,210,572	52,519,188
Class R shares
Subscriptions	79,167	761,750	28,912	295,000
Distributions reinvested	275	2,579	151	1,522
Redemptions	(7,249)	(70,691)	(14,871)	(150,755)
Net increase	72,193	693,638	14,192	145,767
Class R4 shares
Subscriptions	536,608	5,350,191	1,173,638	12,174,146
Distributions reinvested	11,297	107,546	13,041	132,364
Redemptions	(553,645)	(5,366,946)	(98,933)	(1,019,360)
Net increase (decrease)	(5,740)	90,791	1,087,746	11,287,150
Class R5 shares
Subscriptions	76,079	763,436	167,304	1,715,426
Distributions reinvested	1,355	12,910	603	6,117
Redemptions	(77,319)	(753,316)	(9,335)	(95,898)
Net increase	115	23,030	158,572	1,625,645
Class W shares
Subscriptions	24,944,483	242,892,513	2,225,843	22,852,770
Distributions reinvested	192,348	1,821,539	316,084	3,201,931
Redemptions	(3,998,727)	(39,020,767)	(3,283,557)	(33,716,457)
Net increase (decrease)	21,138,104	205,693,285	(741,630)	(7,661,756)
Class Y shares
Subscriptions	—	—	246	2,500
Net increase	—	—	246	2,500
Class Z shares
Subscriptions	1,479,031	14,678,134	2,095,595	21,567,975
Distributions reinvested	19,209	182,674	11,499	116,597
Redemptions	(1,036,140)	(10,149,366)	(631,221)	(6,463,567)
Net increase	462,100	4,711,442	1,475,873	15,221,005
Total net increase	20,012,727	196,174,393	23,209,922	237,224,074

(a) Class R4 and Class Y shares are based on operations from October 1, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended May 31,
Class A	2016		2015		2014	2013(a)
Per share data
Net asset value, beginning of period	$10.17		$10.24		$10.06	$10.00
Income from investment operations:
Net investment income (loss)	(0.03)		(0.04)		0.01	(0.04)
Net realized and unrealized gain (loss)	(0.03	)(b)	0.14		0.65	0.47
Increase from payment by affiliate	—		0.01		—	—
Total from investment operations	(0.06)		0.11		0.66	0.43
Less distributions to shareholders:
Net investment income	—		(0.00	)(c)	—	(0.14)
Net realized gains	(0.10)		(0.18)		(0.48)	(0.23)
Total distributions to shareholders	(0.10)		(0.18)		(0.48)	(0.37)
Net asset value, end of period	$10.01		$10.17		$10.24	$10.06
Total return	(0.55%)		1.13	%(d)	7.07%	4.15%
Ratios to average net assets(e)
Total gross expenses	1.15%		1.23%		2.01%	2.97	%(f)
Total net expenses(g)	1.07	%(h)	1.06%		0.75%	0.60	%(f)
Net investment income (loss)	(0.32%)		(0.35%)		0.14%	(0.42	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$140,291		$169,978		$7,281	$8,139
Portfolio turnover	254%		256%		303%	76%

Notes to Financial Highlights

(a)  Based on operations from June 19, 2012 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.07%.

(e)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class C	2016		2015		2014	2013(a)
Per share data
Net asset value, beginning of period	$9.98		$10.11		$10.03	$10.00
Income from investment operations:
Net investment loss	(0.10)		(0.11)		(0.06)	(0.12)
Net realized and unrealized gain (loss)	(0.03	)(b)	0.15		0.62	0.48
Increase from payment by affiliate	—		0.01		—	—
Total from investment operations	(0.13)		0.05		0.56	0.36
Less distributions to shareholders:
Net investment income	—		—		—	(0.10)
Net realized gains	(0.10)		(0.18)		(0.48)	(0.23)
Total distributions to shareholders	(0.10)		(0.18)		(0.48)	(0.33)
Net asset value, end of period	$9.75		$9.98		$10.11	$10.03
Total return	(1.26%)		0.48	%(c)	6.07%	3.43%
Ratios to average net assets(d)
Total gross expenses	1.90%		1.98%		2.76%	3.69	%(e)
Total net expenses(f)	1.82	%(g)	1.81%		1.50%	1.33	%(e)
Net investment loss	(1.09%)		(1.11%)		(0.65%)	(1.19	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$61,386		$52,406		$416	$1,387
Portfolio turnover	254%		256%		303%	76%

Notes to Financial Highlights

(a)  Based on operations from June 19, 2012 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.07%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class K	2016		2015		2014	2013(a)
Per share data
Net asset value, beginning of period	$10.18		$10.25		$10.06	$10.00
Income from investment operations:
Net investment income (loss)	(0.02)		(0.03)		0.03	(0.04)
Net realized and unrealized gain (loss)	(0.03	)(b)	0.15		0.64	0.47
Increase from payment by affiliate	—		0.01		—	—
Total from investment operations	(0.05)		0.13		0.67	0.43
Less distributions to shareholders:
Net investment income	—		(0.02)		—	(0.14)
Net realized gains	(0.10)		(0.18)		(0.48)	(0.23)
Total distributions to shareholders	(0.10)		(0.20)		(0.48)	(0.37)
Net asset value, end of period	$10.03		$10.18		$10.25	$10.06
Total return	(0.45%)		1.25	%(c)	7.18%	4.13%
Ratios to average net assets(d)
Total gross expenses	1.04%		1.10%		1.79%	2.90	%(e)
Total net expenses(f)	0.97%		0.84%		0.63%	0.63	%(e)
Net investment income (loss)	(0.24%)		(0.27%)		0.35%	(0.37	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$3		$3		$3	$3
Portfolio turnover	254%		256%		303%	76%

Notes to Financial Highlights

(a)  Based on operations from June 19, 2012 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.07%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R	2016		2015		2014	2013(a)
Per share data
Net asset value, beginning of period	$10.11		$10.20		$10.05	$10.00
Income from investment operations:
Net investment loss	(0.06)		(0.08)		(0.01)	(0.07)
Net realized and unrealized gain (loss)	(0.02	)(b)	0.16		0.64	0.47
Increase from payment by affiliate	—		0.01		—	—
Total from investment operations	(0.08)		0.09		0.63	0.40
Less distributions to shareholders:
Net investment income	—		—		—	(0.12)
Net realized gains	(0.10)		(0.18)		(0.48)	(0.23)
Total distributions to shareholders	(0.10)		(0.18)		(0.48)	(0.35)
Net asset value, end of period	$9.93		$10.11		$10.20	$10.05
Total return	(0.75%)		0.87	%(c)	6.77%	3.90%
Ratios to average net assets(d)
Total gross expenses	1.38%		1.48%		2.26%	3.14	%(e)
Total net expenses(f)	1.34	%(g)	1.32%		1.00%	0.87	%(e)
Net investment loss	(0.57%)		(0.83%)		(0.14%)	(0.74	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$861		$146		$3	$3
Portfolio turnover	254%		256%		303%	76%

Notes to Financial Highlights

(a)  Based on operations from June 19, 2012 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.07%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R4	2016		2015(a)
Per share data
Net asset value, beginning of period	$10.21		$10.13
Income from investment operations:
Net investment loss	(0.01)		(0.02)
Net realized and unrealized gain (loss)	(0.02	)(b)	0.31
Total from investment operations	(0.03)		0.29
Less distributions to shareholders:
Net investment income	—		(0.03)
Net realized gains	(0.10)		(0.18)
Total distributions to shareholders	(0.10)		(0.21)
Net asset value, end of period	$10.08		$10.21
Total return	(0.25%)		2.87%
Ratios to average net assets(c)
Total gross expenses	0.90%		0.99	%(d)
Total net expenses(e)	0.82	%(f)	0.82	%(d)
Net investment loss	(0.08%)		(0.30	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$10,908		$11,110
Portfolio turnover	254%		256%

Notes to Financial Highlights

(a)  Based on operations from October 1, 2014 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
26

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R5	2016		2015		2014	2013(a)
Per share data
Net asset value, beginning of period	$10.22		$10.29		$10.07	$10.00
Income from investment operations:
Net investment income (loss)	0.00	(b)	(0.01)		0.07	(0.03)
Net realized and unrealized gain (loss)	(0.02	)(c)	0.15		0.63	0.48
Increase from payment by affiliate	—		0.01		—	—
Total from investment operations	(0.02)		0.15		0.70	0.45
Less distributions to shareholders:
Net investment income	—		(0.04)		—	(0.15)
Net realized gains	(0.10)		(0.18)		(0.48)	(0.23)
Total distributions to shareholders	(0.10)		(0.22)		(0.48)	(0.38)
Net asset value, end of period	$10.10		$10.22		$10.29	$10.07
Total return	(0.15%)		1.48	%(d)	7.47%	4.37%
Ratios to average net assets(e)
Total gross expenses	0.79%		0.86%		1.54%	2.66	%(f)
Total net expenses(g)	0.73%		0.69%		0.38%	0.38	%(f)
Net investment income (loss)	0.03%		(0.14%)		0.68%	(0.25	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$1,628		$1,647		$26	$3
Portfolio turnover	254%		256%		303%	76%

Notes to Financial Highlights

(a)  Based on operations from June 19, 2012 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.07%.

(e)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
27

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class W	2016		2015		2014	2013(a)
Per share data
Net asset value, beginning of period	$10.18		$10.25		$10.06	$10.00
Income from investment operations:
Net investment income (loss)	(0.03)		(0.04)		0.05	(0.04)
Net realized and unrealized gain (loss)	(0.03	)(b)	0.14		0.62	0.47
Increase from payment by affiliate	—		0.01		—	—
Total from investment operations	(0.06)		0.11		0.67	0.43
Less distributions to shareholders:
Net investment income	—		(0.00	)(c)	—	(0.14)
Net realized gains	(0.10)		(0.18)		(0.48)	(0.23)
Total distributions to shareholders	(0.10)		(0.18)		(0.48)	(0.37)
Net asset value, end of period	$10.02		$10.18		$10.25	$10.06
Total return	(0.55%)		1.13	%(d)	7.18%	4.15%
Ratios to average net assets(e)
Total gross expenses	1.14%		1.25%		2.01%	2.90	%(f)
Total net expenses(g)	1.08	%(h)	0.96%		0.75%	0.62	%(f)
Net investment income (loss)	(0.31%)		(0.37%)		0.62%	(0.42	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$383,552		$174,418		$183,246	$3
Portfolio turnover	254%		256%		303%	76%

Notes to Financial Highlights

(a)  Based on operations from June 19, 2012 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.07%.

(e)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
28

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class Y	2016		2015(a)
Per share data
Net asset value, beginning of period	$10.23		$10.15
Income from investment operations:
Net investment income (loss)	0.00	(b)	(0.02)
Net realized and unrealized gain (loss)	(0.02	)(c)	0.32
Total from investment operations	(0.02)		0.30
Less distributions to shareholders:
Net investment income	—		(0.04)
Net realized gains	(0.10)		(0.18)
Total distributions to shareholders	(0.10)		(0.22)
Net asset value, end of period	$10.11		$10.23
Total return	(0.15%)		2.98%
Ratios to average net assets(d)
Total gross expenses	0.76%		0.85	%(e)
Total net expenses(f)	0.69%		0.65	%(e)
Net investment income (loss)	0.02%		(0.28	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$2		$3
Portfolio turnover	254%		256%

Notes to Financial Highlights

(a)  Based on operations from October 1, 2014 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
29

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class Z	2016		2015		2014	2013(a)
Per share data
Net asset value, beginning of period	$10.21		$10.28		$10.07	$10.00
Income from investment operations:
Net investment income (loss)	(0.01)		(0.02)		0.04	(0.02)
Net realized and unrealized gain (loss)	(0.02	)(b)	0.15		0.65	0.47
Increase from payment by affiliate	—		0.01		—	—
Total from investment operations	(0.03)		0.14		0.69	0.45
Less distributions to shareholders:
Net investment income	—		(0.03)		—	(0.15)
Net realized gains	(0.10)		(0.18)		(0.48)	(0.23)
Total distributions to shareholders	(0.10)		(0.21)		(0.48)	(0.38)
Net asset value, end of period	$10.08		$10.21		$10.28	$10.07
Total return	(0.25%)		1.37	%(c)	7.37%	4.39%
Ratios to average net assets(d)
Total gross expenses	0.90%		0.99%		1.76%	2.66	%(e)
Total net expenses(f)	0.82	%(g)	0.78%		0.50%	0.35	%(e)
Net investment income (loss)	(0.06%)		(0.17%)		0.41%	(0.17	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$25,871		$21,494		$6,470	$5,156
Portfolio turnover	254%		256%		303%	76%

Notes to Financial Highlights

(a)  Based on operations from June 19, 2012 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.07%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
30

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

May 31, 2016

Note 1. Organization

Columbia Adaptive Risk Allocation Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund invests significantly in Class I shares of affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or its affiliates (affiliated underlying funds) as well as third-party advised (unaffiliated) funds, including exchange-traded funds (Underlying Funds).

For information on the Underlying Funds, please refer to the Fund's current prospectus and the prospectuses of the Underlying Funds.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no

Annual Report 2016
31

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the NYSE on the valuation date.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the NYSE.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or

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other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc.

Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet

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certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift foreign currency exposure back to U.S. dollars, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and/or to recover an underweight country exposure in its portfolio, and to generate total return through long and short currency positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund's exposure to equity market risk and to increase return on investments and to protect gains. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a

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liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Contracts and premiums associated with options contracts written for the year ended May 31, 2016 are as follows:

	Puts
	Contracts	Premiums ($)
Balance at June 1, 2015	—	—
Opened	(208)	(103,368)
Closed	208	103,368
Balance at May 31, 2016	—	—

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund's counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, and to manage credit risk exposure. Additionally, credit default swap contracts were used to hedge the Fund's exposure on a debt security that it owns or in lieu of selling such debt security. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

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As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness, as determined by the Investment Manager.

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions to manage interest rate market risk exposure to produce incremental earnings, to gain exposure to or protect itself from market rate changes and to synthetically add or subtract principal exposure to a market. These instruments may be used for other purposes in future periods. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that

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May 31, 2016

counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the agreement between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Total Return Swap Contracts

The Fund entered into total return swap contracts to manage long or short exposure to the total return on a specified reference security in return for periodic payments based on a fixed or variable interest rate. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.

Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses).

Total return swap contracts may be subject to liquidity risk, which exists when a particular swap contract is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference security, instrument or asset. This risk may be offset if the Fund holds any of the underlying reference security, instrument or asset. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.

Total return swap contracts are also subject to the risk of the counterparty not fulfilling its obligations under the contract (counterparty credit risk). The Fund attempts to mitigate counterparty credit risk by entering into total return swap contracts only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2016:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	5,485,761	*
Equity risk	Net assets — unrealized appreciation on swap contracts	2,292,503	*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	1,773,700
Interest rate risk	Net assets — unrealized appreciation on futures contracts	228,800	*
Total		9,780,764
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	327,846	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	1,442,020
Interest rate risk	Net assets — unrealized depreciation on futures contracts	16,644	*
Total		1,786,510

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

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May 31, 2016

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written ($)	Options Contracts Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	—	(539,472)	(539,472)
Equity risk	—	(9,396,236)	1,439	(314,712)	2,142,267	(7,567,242)
Foreign exchange risk	(2,094,723)	(113)	—	—	—	(2,094,836)
Interest rate risk	—	5,311,070	—	—	798,204	6,109,274
Total	(2,094,723)	(4,085,279)	1,439	(314,712)	2,400,999	(4,092,276)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	(957,089)	(957,089)
Equity risk	—	572,287	2,292,503	2,864,790
Foreign exchange risk	383,112	—	—	383,112
Interest rate risk	—	218,103	(636,957)	(418,854)
Other	—	—	—	—
Total	383,112	790,390	698,457	1,871,959

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	301,350,131
Futures contracts — Short	21,031,139
Credit default swap contracts — sell protection	34,937,500
Derivative Instrument	Average Market Value ($)**
Options contracts — Purchased	8,783
Options contracts — Written	—
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	1,232,487	(471,383)
Interest rate swap contracts	167,836	—
Total return swap contracts	914,012	(608,316)

*Based on the ending quarterly outstanding amounts for the year ended May 31, 2016.

**Based on the ending daily outstanding amounts for the year ended May 31, 2016.

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

To Be Announced Securities

The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs,

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May 31, 2016

between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Offsetting of Assets and Liabilities

The following table presents the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2016:

	Barclays ($)	Citi ($)	Credit Suisse ($)	HSBC ($)	JPMorgan ($)	Morgan Stanley ($)	Standard Chartered ($)	UBS ($)	Total ($)
Assets
Forward foreign currency exchange contracts	1,194,403	284,928	10,970	6,123	—	—	238,326	38,950	1,773,700
OTC total return swap contracts(a)	—	1,976,399	—	—	9,053	307,051	—	—	2,292,503
Total Assets	1,194,403	2,261,327	10,970	6,123	9,053	307,051	238,326	38,950	4,066,203
Liabilities
Forward foreign currency exchange contracts	594,343	650,556	48,932	—	—	—	90,269	57,920	1,442,020
Total Financial and Derivative Net Assets	600,060	1,610,771	(37,962)	6,123	9,053	307,051	148,057	(18,970)	2,624,183
Total collateral received (pledged)(b)	—	1,610,771	—	—	—	135,000	—	—	1,745,771
Net Amount(c)	600,060	—	(37,962)	6,123	9,053	172,051	148,057	(18,970)	878,412

(a) Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(b) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(c) Represents the net amount due from/(to) counterparties in the event of default.

Annual Report 2016
39

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective October 1, 2015, the Fund entered into a Management Agreement with the Investment Manager. Under the Management Agreement, the Investment Manager provides the Fund with investment research and

Annual Report 2016
40

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) a fee that declines from 0.06% to 0.03%, depending on asset levels, on assets invested in affiliated mutual funds, exchange-traded funds and closed-end funds that pay an investment advisory fee to the Investment Manager, (ii) a fee that declines from 0.16% to 0.13%, depending on asset levels, on assets invested in exchange-traded funds and mutual funds that are not managed by the Investment Manager or its affiliates and (iii) a fee that declines from 0.76% to 0.63%, depending on asset levels, on assets invested in securities, instruments and other assets not described above, including affiliated mutual funds, exchange-traded funds and closed-end funds advised by the Investment Manager that do not pay an investment advisory fee, third party closed-end funds, derivatives and individual securities. The effective management services fee rate for the year ended May 31, 2016 was 0.65% of the Fund's average daily net assets.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds (also referred to as "acquired funds") in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

Prior to October 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from June 1, 2015 through September 30, 2015, the investment advisory services fee paid to the Investment Manager was $869,670, and the administrative services fee paid to the Investment Manager was $88,584.

Participating Affiliates

The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. Such coordination may include functional leadership of the business (the "Global" business). From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.

These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.

Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund's prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency

Annual Report 2016
41

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class Y shares do not pay transfer agency fees.

For the year ended May 31, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.16%
Class C	0.16
Class K	0.05
Class R	0.14
Class R4	0.16
Class R5	0.05
Class W	0.15
Class Z	0.15

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $40.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class C, Class R and Class W shares of the Fund, respectively.

Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $342,472 for Class A, and $26,451 for Class C shares for the year ended May 31, 2016.

Annual Report 2016
42

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, so that the Fund's net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	October 1, 2015 through September 30, 2016	Prior to October 1, 2015
Class A	1.24%	1.16%
Class C	1.99	1.91
Class K	1.17	1.04
Class R	1.49	1.41
Class R4	0.99	0.91
Class R5	0.92	0.79
Class W	1.24	1.16
Class Y	0.87	0.74
Class Z	0.99	0.91

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications, foreign currency transactions, investments in partnerships, derivative investments, swap investments, TIPS investments and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$1,436,283
Accumulated net realized loss	(1,517,981)
Paid-in capital	81,698

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2016	2015
Ordinary income	$690,550	$1,918,527
Long-term capital gains	3,646,994	2,099,166
Total	$4,337,544	$4,017,693

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$4,002,064
Capital loss carryforwards	(4,118,122)
Net unrealized appreciation	353,888

At May 31, 2016, the cost of investments for federal income tax purposes was $562,479,087 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$2,031,892
Unrealized depreciation	(1,678,004)
Net unrealized appreciation	$353,888

The following capital loss carryforwards, determined at May 31, 2016, may be available to reduce taxable income arising from future net realized gains on

Annual Report 2016
43

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	4,118,122
Total	4,118,122

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $680,601,221 and $665,118,881, respectively, for the year ended May 31, 2016, of which $462,498,093 and $474,331,781, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund significantly invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended May 31, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At May 31, 2016, affiliated shareholder of record owned 90.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Commodity-related Investment Risk

The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Exposure to commodities and commodities markets may subject the value of the Fund's investments to greater volatility than other types of investments. Commodities investments may also subject the Fund to counterparty risk and liquidity risk. The Fund may make commodity-related investments through one or more wholly-owned

Annual Report 2016
44

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

subsidiaries organized outside the U.S. that are generally not subject to U.S. laws (including securities laws) and their protections.

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund's exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Leverage Risk

Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may make any change in the Fund's net asset value even greater and thus result in increased volatility of returns. Because short sales involve borrowing securities and then selling them, the Fund's short sales effectively leverage the Fund's assets. The Fund's assets that are used as collateral to secure the Fund's obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund's overall returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund's risk of loss. There can be no guarantee that a leveraging strategy will be successful.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of

Annual Report 2016
45

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
46

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Adaptive Risk Allocation Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Adaptive Risk Allocation Fund (the "Fund", a series of Columbia Funds Series Trust I) at May 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
July 25, 2016
Annual Report 2016
47

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	57	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	57

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	57	None

Annual Report 2016
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COLUMBIA ADAPTIVE RISK ALLOCATION FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	57

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	57

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	57	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	57	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2016
49

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	57	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	57	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Consultant to the Trustees*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Trustee Consultant 2016	Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	57	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015

* J. Kevin Connaughton was appointed consultant to the Trustees effective March 1, 2016. Shareholders of the Funds are expected to be asked to elect Mr. Connaughton as a Trustee at a future shareholder meeting.

Annual Report 2016
50

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

176

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2016
51

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
52

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.

Annual Report 2016
53

Columbia Adaptive Risk Allocation Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN214_05_F01_(07/16)

ANNUAL REPORT

May 31, 2016

COLUMBIA ADAPTIVE ALTERNATIVES FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $464 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 3rd largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of March 31, 2016. Source: Ameriprise Q1 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.

  **  Source: ICI as of March 31, 2016 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of December 2015 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer-term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA ADAPTIVE ALTERNATIVES FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	7
Consolidated Portfolio of Investments	8
Consolidated Statement of Assets and Liabilities	14
Consolidated Statement of Operations	16
Consolidated Statement of Changes in Net Assets	17
Consolidated Financial Highlights	19
Notes to Consolidated Financial Statements	28
Report of Independent Registered Public Accounting Firm	40
Federal Income Tax Information	41
Trustees and Officers	42
Important Information About This Report	47

Annual Report 2016

COLUMBIA ADAPTIVE ALTERNATIVES FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Adaptive Alternatives Fund (the Fund) Class A shares returned -3.67% excluding sales charges for the 12-month period that ended May 31, 2016.

■  The Citi One-Month U.S. Treasury Bill Index returned 0.09% over the same period.

■  The Fund, multi-strategy in nature, accesses various alternative investment strategies that offer return opportunities typically not available from traditional investments.

Average Annual Total Returns (%) (for period ended May 31, 2016)

	Inception	1 Year	Life
Class A	01/28/15
Excluding sales charges		-3.67	-3.85
Including sales charges		-9.20	-8.02
Class C	01/28/15
Excluding sales charges		-4.42	-4.55
Including sales charges		-5.37	-4.55
Class I	01/28/15	-3.24	-3.45
Class R	01/28/15	-3.92	-4.11
Class R4	01/28/15	-3.42	-3.59
Class R5	01/28/15	-3.37	-3.55
Class W	01/28/15	-3.68	-3.93
Class Y	01/28/15	-3.34	-3.53
Class Z	01/28/15	-3.63	-3.75
Citi One-Month U.S. Treasury Bill Index		0.09	0.07

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

The Citi One-Month U.S. Treasury Bill Index is an unmanaged index that represents the performance of one-month Treasury bills and reflects reinvestment of all distributions and changes in market prices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
3

COLUMBIA ADAPTIVE ALTERNATIVES FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (January 28, 2015 – May 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Adaptive Alternatives Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
4

COLUMBIA ADAPTIVE ALTERNATIVES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended May 31, 2016, the Fund's Class A shares returned -3.67% excluding sales charges. The Citi One-Month U.S. Treasury Bill Index returned 0.09% over the same period. As an absolute return fund, the Fund employs a benchmark-agnostic strategy and thus any comparison to the Citi One-Month U.S. Treasury Bill Index is for information purposes only. The Fund, multi-strategy in nature, accesses various alternative investment strategies that offer return opportunities typically not available from traditional investments.

Risk-Averse Investor Sentiment Heightened During Period

Around the world, investors turned increasingly cautious during the period, as lackluster economic growth, contentious geopolitical conflicts and an expected shift in U.S. monetary policy weighed on confidence. Subpar global economic growth persisted, with China's ongoing slowdown heading the list of disappointments. Plummeting oil prices and a rising U.S. dollar rounded off the list of mounting pressures. Some of these pressures subsided during the first months of 2016, which corresponded with yet another sell-off and swift market recovery in a relatively short period of time. In the U.S., the labor market added new jobs, resulting in the unemployment rate moving down to 4.7%. Consumer spending strengthened somewhat, and the housing market inched forward, although sales slipped near the end of 2015, as new industry regulation led to longer closing periods. Economic growth outside the U.S. was mostly lackluster. A weaker currency benefited eurozone countries as did accommodative bank lending standards. However, eurozone economic growth still registered at a level of less than 2.0% for the period. The weakness in commodity markets helped drive Russia and Brazil into recession, and China's economy slowed more than expected. In Japan, policymakers sought to raise inflation, as they struggled to maintain economic growth.

For U.S. investors, stock market losses in the first half of the period were offset by a recovery during both October of 2015 and again in the February to March 2016 timeframe. U.S. stocks outperformed both foreign developed and emerging markets, as a strong U.S. dollar weighed on returns from overseas for much of the period. However, during the last three months of the period, international equities began to trend higher, at a pace greater than U.S. shares. The U.S. bond market eked out a low single-digit return during the period, led by stronger performance during the second half of the fiscal year. Long-duration corporate bonds and high yield bonds shed the most ground, as losses in the first half of the period outweighed the subsequent recovery in these asset classes that investors experienced toward the end of the period.

Non-Traditional Asset Classes Hampered Fund Results Most

The Fund is comprised of three primary investment components — an allocation to hedge fund strategies, including long/short, arbitrage and relative value, managed by Blackstone Alternative Investment Advisors LLC (Blackstone); an internally-managed alternative beta strategies portfolio, which includes direct access to the risk premia that drive investment returns such as value, momentum and quality; and exposure

Portfolio Management

Jeffrey Knight, CFA

William Landes, Ph.D.

Marc Khalamayzer, CFA

Joshua Kutin, CFA

Market Exposure By Strategies (%)(a) (at May 31, 2016)
Alternative Beta Strategies	204.6
Hedge Fund Strategies	49.9
Non-Traditional Asset Classes	6.2

(a) Percentages are based upon net assets. The percentages do not equal 100% due to the effects of leverage within the Fund's portfolio. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. The Fund's portfolio composition and its market exposure are subject to change. At period end, Hedge Fund Strategies included investment in the Blackstone Alternative Multi-Strategy Fund (an unaffiliated mutual fund); Alternative Beta Strategies included investment in total return swap contracts; and Non-Traditional Asset Classes included investment in affiliated and/or unaffiliated funds, including exchange-traded funds (ETFs).

Portfolio Breakdown (%) (at May 31, 2016)
Alternative Investment Funds	52.7
Equity Funds	0.6
Exchange-Traded Funds	3.1
Money Market Funds	43.6
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2016
5

COLUMBIA ADAPTIVE ALTERNATIVES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Investment Risks

Absolute return funds are not designed to outperform stocks and bonds in strong markets. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Alternative investments involve substantial risks and are more volatile than traditional investments, making them more suitable for investors with an above-average tolerance for risk. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. The Fund's investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. ETFs trade like stocks, are subject to investment risk and will fluctuate in market value. The Fund employs multiple strategies independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. The Fund's use of leverage subjects additional fund assets to the risk of loss. The sales price the Fund (or its underlying investments) could receive for any particular investment may differ from the Fund's (or underlying investments) valuation of the investment. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund's prospectus for information on these and other risks.

to non-traditional asset classes, which may include real assets (commodities, REITs, inflation-linked bonds) and listed private equities that are often less correlated to traditional stock and bond markets. During the period, the non-traditional asset classes, or what we call our directional strategies, posted the largest negative absolute return, due primarily to exposure to commodities. The hedge fund strategies portfolio also posted a negative absolute return during the period. The alternative beta strategies sleeve posted a positive absolute return during the period due primarily to effective asset allocation within the sleeve. Within the alternative beta sleeve, the largest positive contributions to return came from positions focused on equity low beta risk premia, equity quality and currency value risk premia. The biggest detractors from absolute return in the alternative beta sleeve were positions focused on equity value.

Changes to Alternative Beta Component Reflected Refined Strategy

Beginning in September 2015, the alternative beta component of the Fund was amended to reflect an evolution in the Fund management team's thinking and capabilities. Prior to this date, a highly focused subset of alternative beta positions was utilized to complement the hedge fund exposures generated within the Blackstone-managed hedge fund portfolio sleeve. At the start of September 2015, the alternative beta universe of positions was expanded significantly, as the team's coverage and expertise were refined. The alternative beta strategies portfolio was from that date on run as an independent, distinct return generative portion of the Fund managed to meet a set volatility target. The team's decision to evolve the management of alternative beta exposures resulted in the greatest net positive contribution to the Fund's absolute return during the period.

Derivatives Usage

The Fund utilizes derivatives for both hedging and non-hedging purposes, including, for example, seeking to enhance returns or as a substitute for a position in an underlying asset or index. During the period, the alternative beta sleeve of the Fund's strategy used total return swap positions to more efficiently and cost effectively manage its exposures. These flexible structures, which allow for direct and highly versatile portfolio management applications, added value to the Fund's results during the period. Also, the underlying managers of hedge fund strategies employed derivatives such as futures and forward foreign currency exchange contracts and similar instruments as part of their underlying strategies to hedge market exposure and/or to gain implicit leverage, subject to the constraints of the Investment Company Act of 1940. The stand-alone impact of these derivatives detracted slightly from performance.

Looking ahead

The Fund is an absolute return-focused portfolio that seeks to meet its performance target irrespective of global macro conditions. As such, the Fund invests in positions that tend to exhibit little market directionality. The Fund intends to maintain its three-component strategy of investing in hedge fund investments via Blackstone, low to zero market directionally-based alternative beta positions and non-traditional long-only exposures.

Annual Report 2016
6

COLUMBIA ADAPTIVE ALTERNATIVES FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2015 – May 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	993.50	1,018.00	6.98	7.06	1.40
Class C	1,000.00	1,000.00	989.10	1,014.25	10.69	10.83	2.15
Class I	1,000.00	1,000.00	994.90	1,019.95	5.04	5.10	1.01
Class R	1,000.00	1,000.00	992.00	1,016.70	8.27	8.37	1.66
Class R4	1,000.00	1,000.00	995.00	1,019.40	5.59	5.65	1.12
Class R5	1,000.00	1,000.00	994.60	1,019.70	5.29	5.35	1.06
Class W	1,000.00	1,000.00	993.50	1,017.95	7.03	7.11	1.41
Class Y	1,000.00	1,000.00	994.90	1,019.95	5.04	5.10	1.01
Class Z	1,000.00	1,000.00	992.90	1,017.40	7.57	7.67	1.52

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
7

COLUMBIA ADAPTIVE ALTERNATIVES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS

May 31, 2016

(Percentages represent value of investments compared to net assets)

Equity Funds 0.6%

	Shares	Value ($)
GLOBAL REAL ESTATE 0.6%
Columbia Real Estate Equity Fund, Class I Shares(a)	83,504	1,331,058
Total Equity Funds (Cost: $1,368,927)		1,331,058

Alternative Investment Funds 52.4%

Blackstone Alternative Multi-Strategy Fund(a)	10,732,433	107,002,361
Columbia Commodity Strategy Fund, Class I Shares(a)(b)	991,950	5,445,805
Total Alternative Investment Funds (Cost: $113,079,060)		112,448,166

Exchange-Traded Funds 3.1%

	Shares	Value ($)
PowerShares Global Listed Private Equity Portfolio	551,688	5,814,791
iShares US Real Estate ETF	10,164	795,638
Total Exchange-Traded Funds (Cost: $6,782,685)		6,610,429

Money Market Funds 43.4%

Columbia Short-Term Cash Fund, 0.434%(a)(c)	93,039,309	93,039,309
Total Money Market Funds (Cost: $93,039,309)		93,039,309
Total Investments (Cost: $214,269,981)		213,428,962
Other Assets & Liabilities, Net		969,185
Net Assets		214,398,147

At May 31, 2016, cash totaling $720,000 was pledged as collateral.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at May 31, 2016

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citi	07/08/2016	257,850,000	JPY	2,353,698	USD	22,036	—
HSBC	07/08/2016	2,354,724	USD	257,850,000	JPY	—	(26,191)
Total						22,036	(26,191)

Total Return Swap Contracts Outstanding at May 31, 2016

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount	Premium Paid ($)	Premium Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	Total return on Barclays Hedging Insights Index(a)	Fixed rate of 0.150%	11/30/2016	USD	9,342,754	—	—	94,614	—
Barclays	Total return on Barclays TrendStar+ Alt Roll 2 Index(b)	Fixed rate of 0.700%	11/30/2016	USD	19,604,717	—	—	105,335	—
Barclays	Total return on Atlantic High Yield Investment Grade Spread BetaBarclays Credit Index(c)	Fixed rate of 0.600%	11/30/2016	USD	44,611,967	1,464	—	—	(76,267)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA ADAPTIVE ALTERNATIVES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Total Return Swap Contracts Outstanding at May 31, 2016 (continued)

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount	Premium Paid ($)	Premium Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Deutsche Bank	Total return on Deutsche Bank Haven Plus — USD Excess Return(d)	Fixed rate of 0.000%	11/30/2016	USD	5,980,040	—	—	70,867	—
Deutsche Bank	Total return on Deutsche Bank Equity Sector Neutral Quality Factor Index — USD Excess Return(e)	Fixed rate of 0.000%	11/30/2016	USD	18,466,551	260	—	—	(80,903)
Deutsche Bank	Total return on Deutsche Bank Equity Low Beta Turnover Control Factor Index — USD Excess Return(e)	Fixed rate of 0.000%	11/30/2016	USD	11,077,336	196	—	42,595	—
Deutsche Bank	Total return on Deutsche Bank Equity Risk-Adjusted Momentum Factor Index — USD Excess Return(f)	Fixed rate of 0.000%	11/30/2016	USD	11,542,394	195	—	20,843	—
Deutsche Bank	Total return on Deutsche Bank Equity Sector Neutral Value Factor Index — USD Excess Return(e)	Fixed rate of 0.000%	11/30/2016	USD	15,904,626	225	—	22,589	—
Deutsche Bank	Total return on Deutsche Bank Currency Valuation — USD Excess Return(d)	Fixed rate of 0.000%	11/30/2016	USD	16,816,718	—	—	—	(10,836)
Goldman Sachs International	Total return on Goldman Sachs Risk Premia Basket Series 27 Excess Return(g)	Fixed rate of 0.350%	10/21/2016	USD	22,303,054	—	—	—	(309,323)
Goldman Sachs International	Total return on Goldman Sachs Commodity Volatility Carry Series 18 Excess Return Strategy(h)	Fixed rate of 0.350%	11/30/2016	USD	12,020,058	—	—	304,975	—
Goldman Sachs International	Total return on Goldman Sachs Momentum Risk Premium Basket Index RP17(i)	Fixed rate of 0.310%	11/30/2016	USD	4,544,659	—	—	—	(6,117)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA ADAPTIVE ALTERNATIVES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Total Return Swap Contracts Outstanding at May 31, 2016 (continued)

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount	Premium Paid ($)	Premium Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Goldman Sachs International	Total return on Goldman Sachs FX EM & G10 3 Month Valuation Index C0014(j)	Fixed rate of 0.180%	11/30/2016	USD	5,106,344	—	—	6,384	—
Goldman Sachs International	Total return on Goldman Sachs FX EM & G10 3 Month Carry Index C0015(j)	Fixed rate of 0.260%	11/30/2016	USD	4,229,636	—	—	—	(1,725)
Goldman Sachs International	Total return on Goldman Sachs FX Time Series Momentum Index C0038(j)	Fixed rate of 0.220%	11/30/2016	USD	9,131,422	—	—	—	(54,481)
Goldman Sachs International	Total return on Goldman Sachs TY Volatility Carry X5 Index Class E(k)	Fixed rate of 0.230%	11/30/2016	USD	14,737,327	—	—	5,002	—
Goldman Sachs International	Total return on Goldman Sachs Commodity Curve Risk Premium Index(a)	Fixed rate of 0.110%	11/30/2016	USD	23,218,085	—	—	—	(83,927)
Goldman Sachs International	Total return on Goldman Sachs Carry Risk Premium Basket Index RP16(i)	Fixed rate of 0.280%	11/30/2016	USD	11,036,249	—	—	—	(1,302)
Goldman Sachs International	Total return on Goldman Sachs Curve Index C0046(l)	Fixed rate of 0.140%	11/30/2016	USD	38,614,747	—	—	—	(27,109)
Goldman Sachs International	Total return on Goldman Sachs Rates and Bonds Time Series Momentum Index C0042(l)	Fixed rate of 0.210%	11/30/2016	USD	22,976,392	—	—	—	(41,030)
Goldman Sachs International	Total return on Goldman Sachs RP Equity World Long Short Series 37 Excess Return(e)	Fixed rate of 0.110%	11/30/2016	USD	89,150,884	—	—	103,936	—
Morgan Stanley	Total return on Morgan Stanley FX VolNet Premium Strategy Series 2(m)	Fixed rate of 0.800%	11/30/2016	USD	915,000	696	—	13,343	—
Morgan Stanley	Total return on Morgan Stanley FX VolNet Premium Strategy Series 2(m)	Fixed rate of 0.800%	11/30/2016	USD	8,240,000	248	—	126,076	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA ADAPTIVE ALTERNATIVES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Total Return Swap Contracts Outstanding at May 31, 2016 (continued)

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount	Premium Paid ($)	Premium Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	Total return on Morgan Stanley SmartInvest Alpha Index(n)	Fixed rate of 0.750%	11/30/2016	USD	7,677,925	—	—	12,425	—
Morgan Stanley	Total return on Morgan Stanley VolNet PremiumPlus2 Index(o)	Fixed rate of 0.800%	11/30/2016	USD	11,402,524	—	—	99,703	—
Total						3,284	—	1,028,687	(693,020)

(a)  Underlying assets of this index include long/short domestic commodity futures.

(b)  Underlying assets of this index include interest rate swaps of 2 year and 10 year durations.

(c)  Underlying assets of this index include credit default swaps on high yield, investment grade, and foreign indices.

(d)  Underlying assets of this index include USD and long/short foreign currencies.

(e)  Underlying assets of this index include long/short foreign and domestic equities.

(f)  Underlying assets of this index include long foreign and domestic equities and a short domestic ETF.

(g)  Underlying assets of this index include forward foreign currency exchange contracts, long/short commodity futures, long/short foreign and domestic bond futures, options on short commodity futures, options on foreign and domestic indices and long/short foreign and domestic equities.

(h)  Underlying assets of this index include long/short options on a domestic index and long/short futures and options on commodities.

(i)  Underlying assets of this index include long/short commodity futures and forward foreign currency exchange contracts.

(j)  Underlying assets of this index include forward foreign currency exchange contracts.

(k)  Underlying assets of this index include long futures on treasuries and short options on treasuries.

(l)  Underlying assets of this index include long/short foreign and domestic bond futures.

(m)  Underlying assets of this index include capped variance swaps on currencies.

(n)  Underlying assets of this index include long domestic equities and a short domestic index.

(o)  Underlying assets of this index include long/short puts and calls on a domestic index.

Notes to Consolidated Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Blackstone Alternative Multi-Strategy Fund*	87,800,000	25,451,327	(5,900,000)	143,902	107,495,229	—	—	107,002,361
Columbia Commodity Strategy Fund, Class I Shares	5,465,176	2,540,000	(2,055,000)	(366,345)	5,583,831	—	—	5,445,805
Columbia Inflation Protected Securities Fund, Class I Shares	5,512,793	—	(5,212,769)	(300,024)	—	—	—	—
Columbia Real Estate Equity Fund, Class I Shares	5,643,007	276,899	(3,899,999)	(650,980)	1,368,927	219,086	57,814	1,331,058

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA ADAPTIVE ALTERNATIVES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Notes to Consolidated Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	48,352,793	188,077,485	(143,390,969)	—	93,039,309	—	179,709	93,039,309
Total	152,773,769	216,345,711	(160,458,737)	(1,173,447)	207,487,296	219,086	237,523	206,818,533

*Issuer was not an affiliate for the entire period ended May 31, 2016.

(b)  Non-income producing investment.

(c)  The rate shown is the seven-day current annualized yield at May 31, 2016.

Currency Legend

JPY  Japanese Yen

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Consolidated Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA ADAPTIVE ALTERNATIVES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Equity Funds	1,331,058	—	—	1,331,058
Alternative Investment Funds	112,448,166	—	—	112,448,166
Exchange-Traded Funds	6,610,429	—	—	6,610,429
Investments measured at net asset value
Money Market Funds	—	—	—	93,039,309
Total Investments	120,389,653	—	—	213,428,962
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	22,036	—	22,036
Swap Contracts	—	—	1,028,687	1,028,687
Liabilities
Forward Foreign Currency Exchange Contracts	—	(26,191)	—	(26,191)
Swap Contracts	—	—	(693,020)	(693,020)
Total	120,389,653	(4,155)	335,667	213,760,474

See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain swap contracts classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) valuation measurement.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA ADAPTIVE ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

May 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $6,782,685)	$6,610,429
Affiliated issuers (identified cost $207,487,296)	206,818,533
Total investments (identified cost $214,269,981)	213,428,962
Cash collateral held at broker	720,000
Unrealized appreciation on forward foreign currency exchange contracts	22,036
Unrealized appreciation on swap contracts	1,028,687
Premiums paid on outstanding swap contracts	3,284
Receivable for:
Investments sold	458,676
Capital shares sold	2,692,321
Dividends	31,981
Expense reimbursement due from Investment Manager	12,103
Prepaid expenses	279
Trustees' deferred compensation plan	7,115
Total assets	218,405,444
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	26,191
Unrealized depreciation on swap contracts	693,020
Payable for:
Investments purchased	2,848,634
Capital shares purchased	282,931
Investment management fees	28,649
Distribution and/or service fees	5,298
Transfer agent fees	36,225
Compensation of board members	149
Chief compliance officer expenses	14
Other expenses	79,071
Trustees' deferred compensation plan	7,115
Total liabilities	4,007,297
Net assets applicable to outstanding capital stock	$214,398,147
Represented by
Paid-in capital	$221,764,652
Undistributed net investment income	876,959
Accumulated net realized loss	(7,733,957)
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(172,256)
Investments — affiliated issuers	(668,763)
Forward foreign currency exchange contracts	(4,155)
Swap contracts	335,667
Total — representing net assets applicable to outstanding capital stock	$214,398,147

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA ADAPTIVE ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (continued)

May 31, 2016

Class A
Net assets	$18,578,764
Shares outstanding	1,970,514
Net asset value per share	$9.43
Maximum offering price per share(a)	$10.01
Class C
Net assets	$2,271,610
Shares outstanding	242,050
Net asset value per share	$9.38
Class I
Net assets	$21,531,078
Shares outstanding	2,277,059
Net asset value per share	$9.46
Class R
Net assets	$9,408
Shares outstanding	1,000
Net asset value per share	$9.41
Class R4
Net assets	$1,010,322
Shares outstanding	106,958
Net asset value per share	$9.45
Class R5
Net assets	$9,449
Shares outstanding	1,000
Net asset value per share	$9.45
Class W
Net assets	$167,527,575
Shares outstanding	17,783,844
Net asset value per share	$9.42
Class Y
Net assets	$9,453
Shares outstanding	1,000
Net asset value per share	$9.45
Class Z
Net assets	$3,450,488
Shares outstanding	366,008
Net asset value per share	$9.43

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA ADAPTIVE ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended May 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$2,510,104
Dividends — affiliated issuers	237,523
Total income	2,747,627
Expenses:
Investment management fees	2,297,187
Distribution and/or service fees
Class A	39,577
Class C	17,952
Class R	48
Class W	301,579
Transfer agent fees
Class A	42,725
Class C	4,835
Class R	25
Class R4	1,457
Class R5	5
Class W	321,103
Class Z	29,922
Compensation of board members	28,741
Custodian fees	3,721
Printing and postage fees	83,865
Registration fees	123,487
Audit fees	53,770
Legal fees	6,000
Chief compliance officer expenses	109
Other	116,504
Total expenses	3,472,612
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,191,019)
Total net expenses	2,281,593
Net investment income	466,034
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(1,749,205)
Investments — affiliated issuers	(1,173,447)
Capital gain distributions from underlying affiliated funds	219,086
Foreign currency translations	11,249
Forward foreign currency exchange contracts	(167,663)
Futures contracts	(1,356,980)
Swap contracts	(296,123)
Net realized loss	(4,513,083)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	32,893
Investments — affiliated issuers	(3,015,173)
Forward foreign currency exchange contracts	(4,155)
Futures contracts	116,613
Swap contracts	444,980
Net change in unrealized depreciation	(2,424,842)
Net realized and unrealized loss	(6,937,925)
Net decrease in net assets from operations	$(6,471,891)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA ADAPTIVE ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31, 2016	Year Ended May 31, 2015(a)
Operations
Net investment income (loss)	$466,034	$(697,252)
Net realized loss	(4,513,083)	(3,839,934)
Net change in unrealized appreciation (depreciation)	(2,424,842)	1,915,335
Net decrease in net assets resulting from operations	(6,471,891)	(2,621,851)
Distributions to shareholders
Net investment income
Class A	(111,301)	—
Class C	(3,424)	—
Class I	(182,360)	—
Class R	(44)	—
Class R4	(7,948)	—
Class R5	(78)	—
Class W	(688,958)	—
Class Y	(81)	—
Class Z	(5,611)	—
Total distributions to shareholders	(999,805)	—
Increase in net assets from capital stock activity	45,354,149	144,137,435
Total increase in net assets	37,882,453	141,515,584
Net assets at beginning of year	176,515,694	35,000,110
Net assets at end of year	$214,398,147	$176,515,694
Undistributed net investment income	$876,959	$10,908

(a) Based on operations from January 28, 2015 (commencement of operations) through the stated period end.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA ADAPTIVE ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2016		Year Ended May 31, 2015(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	2,457,215	23,500,707	460,028	4,541,390
Distributions reinvested	11,784	111,243	—	—
Redemptions	(952,381)	(8,922,663)	(7,132)	(69,903)
Net increase	1,516,618	14,689,287	452,896	4,471,487
Class C shares
Subscriptions	162,526	1,549,976	93,835	924,788
Distributions reinvested	362	3,408	—	—
Redemptions	(15,673)	(147,665)	—	—
Net increase	147,215	1,405,719	93,835	924,788
Class I shares
Subscriptions	—	—	2,256,770	22,500,000
Distributions reinvested	19,289	182,279	—	—
Net increase	19,289	182,279	2,256,770	22,500,000
Class R4 shares
Subscriptions	116,664	1,119,304	—	—
Distributions reinvested	832	7,850	—	—
Redemptions	(11,538)	(107,865)	—	—
Net increase	105,958	1,019,289	—	—
Class W shares
Subscriptions	8,593,180	80,645,108	12,324,400	123,209,339
Distributions reinvested	73,054	688,900	—	—
Redemptions	(2,478,236)	(23,456,091)	(729,554)	(7,243,204)
Net increase	6,187,998	57,877,917	11,594,846	115,966,135
Class Z shares
Subscriptions	414,721	3,884,973	27,500	275,025
Distributions reinvested	573	5,411	—	—
Redemptions	(3,568,786)	(33,710,726)	—	—
Net increase (decrease)	(3,153,492)	(29,820,342)	27,500	275,025
Total net increase	4,823,586	45,354,149	14,425,847	144,137,435

(a) Based on operations from January 28, 2015 (commencement of operations) through the stated period end.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA ADAPTIVE ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended May 31,
Class A	2016	2015(a)
Per share data
Net asset value, beginning of period	$9.85	$10.00
Income from investment operations:
Net investment income (loss)	0.05	(0.05)
Net realized and unrealized loss	(0.41)	(0.10)
Total from investment operations	(0.36)	(0.15)
Less distributions to shareholders:
Net investment income	(0.06)	—
Total distributions to shareholders	(0.06)	—
Net asset value, end of period	$9.43	$9.85
Total return	(3.67%)	(1.50%)
Ratios to average net assets(b)
Total gross expenses	2.09%	2.08	%(c)
Total net expenses(d)	1.39%	1.50	%(c)
Net investment income (loss)	0.49%	(1.42	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$18,579	$4,470
Portfolio turnover	32%	28%

Notes to Consolidated Financial Highlights

(a)  Based on operations from January 28, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA ADAPTIVE ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class C	2016	2015(a)
Per share data
Net asset value, beginning of period	$9.83	$10.00
Income from investment operations:
Net investment loss	(0.03)	(0.07)
Net realized and unrealized loss	(0.40)	(0.10)
Total from investment operations	(0.43)	(0.17)
Less distributions to shareholders:
Net investment income	(0.02)	—
Total distributions to shareholders	(0.02)	—
Net asset value, end of period	$9.38	$9.83
Total return	(4.42%)	(1.70%)
Ratios to average net assets(b)
Total gross expenses	2.84%	2.83	%(c)
Total net expenses(d)	2.14%	2.25	%(c)
Net investment loss	(0.34%)	(2.18	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$2,272	$932
Portfolio turnover	32%	28%

Notes to Consolidated Financial Highlights

(a)  Based on operations from January 28, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA ADAPTIVE ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class I	2016	2015(a)
Per share data
Net asset value, beginning of period	$9.86	$10.00
Income from investment operations:
Net investment income (loss)	0.07	(0.03)
Net realized and unrealized loss	(0.39)	(0.11)
Total from investment operations	(0.32)	(0.14)
Less distributions to shareholders:
Net investment income	(0.08)	—
Total distributions to shareholders	(0.08)	—
Net asset value, end of period	$9.46	$9.86
Total return	(3.24%)	(1.40%)
Ratios to average net assets(b)
Total gross expenses	1.57%	1.58	%(c)
Total net expenses(d)	0.99%	1.11	%(c)
Net investment income (loss)	0.73%	(0.98	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$21,531	$22,263
Portfolio turnover	32%	28%

Notes to Consolidated Financial Highlights

(a)  Based on operations from January 28, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA ADAPTIVE ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R	2016	2015(a)
Per share data
Net asset value, beginning of period	$9.84	$10.00
Income from investment operations:
Net investment income (loss)	0.01	(0.05)
Net realized and unrealized loss	(0.40)	(0.11)
Total from investment operations	(0.39)	(0.16)
Less distributions to shareholders:
Net investment income	(0.04)	—
Total distributions to shareholders	(0.04)	—
Net asset value, end of period	$9.41	$9.84
Total return	(3.92%)	(1.60%)
Ratios to average net assets(b)
Total gross expenses	2.33%	2.33	%(c)
Total net expenses(d)	1.64%	1.73	%(c)
Net investment income (loss)	0.09%	(1.59	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$9	$10
Portfolio turnover	32%	28%

Notes to Consolidated Financial Highlights

(a)  Based on operations from January 28, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA ADAPTIVE ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R4	2016	2015(a)
Per share data
Net asset value, beginning of period	$9.86	$10.00
Income from investment operations:
Net investment income (loss)	0.19	(0.04)
Net realized and unrealized loss	(0.53)	(0.10)
Total from investment operations	(0.34)	(0.14)
Less distributions to shareholders:
Net investment income	(0.07)	—
Total distributions to shareholders	(0.07)	—
Net asset value, end of period	$9.45	$9.86
Total return	(3.42%)	(1.40%)
Ratios to average net assets(b)
Total gross expenses	1.83%	1.80	%(c)
Total net expenses(d)	1.12%	1.23	%(c)
Net investment income (loss)	2.03%	(1.09	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$1,010	$10
Portfolio turnover	32%	28%

Notes to Consolidated Financial Highlights

(a)  Based on operations from January 28, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA ADAPTIVE ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R5	2016	2015(a)
Per share data
Net asset value, beginning of period	$9.86	$10.00
Income from investment operations:
Net investment income (loss)	0.07	(0.03)
Net realized and unrealized loss	(0.40)	(0.11)
Total from investment operations	(0.33)	(0.14)
Less distributions to shareholders:
Net investment income	(0.08)	—
Total distributions to shareholders	(0.08)	—
Net asset value, end of period	$9.45	$9.86
Total return	(3.37%)	(1.40%)
Ratios to average net assets(b)
Total gross expenses	1.62%	1.63	%(c)
Total net expenses(d)	1.04%	1.17	%(c)
Net investment income (loss)	0.69%	(1.03	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$9	$10
Portfolio turnover	32%	28%

Notes to Consolidated Financial Highlights

(a)  Based on operations from January 28, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA ADAPTIVE ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class W	2016	2015(a)
Per share data
Net asset value, beginning of period	$9.84	$10.00
Income from investment operations:
Net investment income (loss)	0.02	(0.05)
Net realized and unrealized loss	(0.38)	(0.11)
Total from investment operations	(0.36)	(0.16)
Less distributions to shareholders:
Net investment income	(0.06)	—
Total distributions to shareholders	(0.06)	—
Net asset value, end of period	$9.42	$9.84
Total return	(3.68%)	(1.60%)
Ratios to average net assets(b)
Total gross expenses	2.09%	2.07	%(c)
Total net expenses(d)	1.38%	1.48	%(c)
Net investment income (loss)	0.24%	(1.35	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$167,528	$114,125
Portfolio turnover	32%	28%

Notes to Consolidated Financial Highlights

(a)  Based on operations from January 28, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA ADAPTIVE ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class Y	2016	2015(a)
Per share data
Net asset value, beginning of period	$9.86	$10.00
Income from investment operations:
Net investment income (loss)	0.07	(0.03)
Net realized and unrealized loss	(0.40)	(0.11)
Total from investment operations	(0.33)	(0.14)
Less distributions to shareholders:
Net investment income	(0.08)	—
Total distributions to shareholders	(0.08)	—
Net asset value, end of period	$9.45	$9.86
Total return	(3.34%)	(1.40%)
Ratios to average net assets(b)
Total gross expenses	1.57%	1.58	%(c)
Total net expenses(d)	0.99%	1.12	%(c)
Net investment income (loss)	0.72%	(0.98	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$9	$10
Portfolio turnover	32%	28%

Notes to Consolidated Financial Highlights

(a)  Based on operations from January 28, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
26

COLUMBIA ADAPTIVE ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class Z	2016	2015(a)
Per share data
Net asset value, beginning of period	$9.86	$10.00
Income from investment operations:
Net investment loss	(0.06)	(0.04)
Net realized and unrealized loss	(0.30)	(0.10)
Total from investment operations	(0.36)	(0.14)
Less distributions to shareholders:
Net investment income	(0.07)	—
Total distributions to shareholders	(0.07)	—
Net asset value, end of period	$9.43	$9.86
Total return	(3.63%)	(1.40%)
Ratios to average net assets(b)
Total gross expenses	1.84%	1.83	%(c)
Total net expenses(d)	1.12%	1.23	%(c)
Net investment loss	(0.56%)	(1.09	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$3,450	$34,686
Portfolio turnover	32%	28%

Notes to Consolidated Financial Highlights

(a)  Based on operations from January 28, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016
27

COLUMBIA ADAPTIVE ALTERNATIVES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

May 31, 2016

Note 1. Organization

Columbia Adaptive Alternatives Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund invests significantly in Class I shares of affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or its affiliates (affiliated underlying funds) as well as third-party advised (unaffiliated) funds, including exchange-traded funds (Underlying Funds).

For information on the Underlying Funds, please refer to the Fund's current prospectus and the prospectuses of the Underlying Funds.

Basis for Consolidation

CAAF Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund's investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary.

The Fund owned 100% of the outstanding shares of Columbia Intermediary Alternatives Fund for the period from June 1, 2015 through November 23, 2015. Columbia Intermediary Alternatives Fund liquidated on November 24, 2015. The results of its operations are included in the consolidated financial statements (financial statements) through date of liquidation.

The financial statements include the accounts of the consolidated Fund, the respective Subsidiary and Columbia Intermediary Alternatives Fund (through the date of liquidation). Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund, the Subsidiary and Columbia Intermediary Alternatives Fund (through the date of liquidation). All intercompany transactions and balances have been eliminated in the consolidation process.

At May 31, 2016, the Subsidiary and Columbia Intermediary Alternatives Fund (through the date of liquidation) financial statement information is as follows:

	CAAF Offshore Fund, Ltd.	Columbia Intermediary Alternatives Fund
% of consolidated fund net assets	14.11%	—%
Net assets	$30,226,186	$—
Net investment income (loss)	(256,390)	(28,968)
Net realized gain (loss)	(1,013,483)	143,902
Net change in unrealized appreciation (depreciation)	302,576	26,462

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Annual Report 2016
28

COLUMBIA ADAPTIVE ALTERNATIVES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2016

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the NYSE on the valuation date.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees (the Board). If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Consolidated Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Consolidated Statement of Operations.

Annual Report 2016
29

COLUMBIA ADAPTIVE ALTERNATIVES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2016

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet

Annual Report 2016
30

COLUMBIA ADAPTIVE ALTERNATIVES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2016

certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to the securities market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund's counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.

Total Return Swap Contracts

The Fund entered into total return swap contracts to manage long or short exposure to the total return on a reference security index in return for periodic payments based on a fixed or variable interest rate and to manage

Annual Report 2016
31

COLUMBIA ADAPTIVE ALTERNATIVES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2016

long or short exposure to a commodities index. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.

Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses).

Total return swap contracts may be subject to liquidity risk, which exists when a particular swap contract is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference security, instrument or asset. This risk may be offset if the Fund holds any of the underlying reference security, instrument or asset. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.

Total return swap contracts are also subject to the risk of the counterparty not fulfilling its obligations under the contract (counterparty credit risk). The Fund attempts to mitigate counterparty credit risk by entering into total return swap contracts only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2016:

Asset Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Premiums paid on outstanding swap contracts	1,464
Equity risk	Net assets — unrealized appreciation on swap contracts	302,091	*
Equity risk	Premiums paid on outstanding swap contracts	876
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	22,036
Foreign exchange risk	Net assets — unrealized appreciation on swap contracts	216,670	*
Foreign exchange risk	Premiums paid on outstanding swap contracts	944
Interest rate risk	Net assets — unrealized appreciation on swap contracts	110,337	*
Commodity-related investment risk	Net assets — unrealized appreciation on swap contracts	399,589	*
Total		1,054,007
Liability Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	76,267	*
Equity risk	Net assets — unrealized depreciation on swap contracts	390,226	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	26,191
Foreign exchange risk	Net assets — unrealized depreciation on swap contracts	67,042	*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	68,139	*
Commodity-related investment risk	Net assets — Unrealized depreciation on swap contracts	91,346	*
Total		719,211

*Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.

Annual Report 2016
32

COLUMBIA ADAPTIVE ALTERNATIVES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2016

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended May 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Commodity-related investment risk	—	—	306,186	306,186
Credit risk	—	—	119,556	119,556
Equity risk	—	(1,356,980)	282,845	(1,074,135)
Foreign exchange risk	(167,663)	—	(1,407,518)	(1,575,181)
Interest rate risk	—	—	402,808	402,808
Total	(167,663)	(1,356,980)	(296,123)	(1,820,766)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Commodity-related investment risk	—	—	308,243	308,243
Credit risk	—	—	(76,267)	(76,267)
Equity risk	—	116,613	21,178	137,791
Foreign exchange risk	(4,155)	—	149,628	145,473
Interest rate risk	—	—	42,198	42,198
Total	(4,155)	116,613	444,980	557,438

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	2,518,431
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	5,509	(6,548)
Total return swap contracts	785,453	(1,225,280)

*Based on the ending quarterly outstanding amounts for the year ended May 31, 2016.

Annual Report 2016
33

COLUMBIA ADAPTIVE ALTERNATIVES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2016

Offsetting of Assets and Liabilities

The following table presents the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2016:

	Barclays ($)(a)	Barclays ($)(a)	Citi ($)	Deutsche Bank ($)	Goldman Sachs International ($)(a)	Goldman Sachs International ($)(a)	HSBC ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Total ($)
Assets
Forward foreign currency exchange contracts	—	—	22,036	—	—	—	—	—	—	22,036
OTC total return swap contracts(b)	94,614	105,335	—	156,894	304,975	115,322	—	239,122	12,425	1,028,687
Total Assets	94,614	105,335	22,036	156,894	304,975	115,322	—	239,122	12,425	1,050,723
Liabilities
Forward foreign currency exchange contracts	—	—	—	—	—	—	26,191	—	—	26,191
OTC total return swap contracts(b)	—	76,267	—	91,739	400,669	124,345	—	—	—	693,020
Total Liabilities	—	76,267	—	91,739	400,669	124,345	26,191	—	—	719,211
Total Financial and Derivative Net Assets	94,614	29,068	22,036	65,155	(95,694)	(9,023)	(26,191)	239,122	12,425	331,512
Total collateral received (pledged)(c)	—	—	—	—	(95,694)	(9,023)	—	—	12,425	(92,292)
Net Amount(d)	94,614	29,068	22,036	65,155	—	—	(26,191)	239,122	—	423,804

(a) Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.

(b) Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(c) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(d) Represents the net amount due from/(to) counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Corporate actions and dividend income are recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Annual Report 2016
34

COLUMBIA ADAPTIVE ALTERNATIVES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2016

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective October 1, 2015, the Fund entered into a Management Agreement with the Investment Manager, a wholly-owned subsidiary of Ameriprise Financial.

Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that decline from 1.33% to 1.30% as the Fund's net assets increase, including assets invested in affiliated pooled investment vehicles (including mutual funds and exchange-traded funds); however, with respect to the Fund's assets invested in the affiliated underlying funds, the Investment Manager will waive the amount equal to the net management fee (investment management and administrative services fees, less reimbursements/waivers) of the affiliated underlying funds. The effective management services fee rate for the year ended May 31, 2016 was 1.33% of the Fund's average daily net assets.

The Investment Manager has contractually agreed to waive 0.10% of the management fee through September 30, 2016.

The effective management fee rate, net of fee waivers, for the year ended May 31, 2016 was 1.21% of the Fund's average daily net assets.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in the Consolidated Statement of Operations and are not included in the ratios to average net assets shown in the Consolidated Financial Highlights.

Prior to October 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from June 1, 2015 through September 30, 2015, the investment advisory services fee paid to the Investment Manager, net of fee waivers, was $674,446, and the administrative services fee paid to the Investment Manager was $48,241.

Subadvisory Agreement

The Fund's Board has approved a subadvisory agreement between the Investment Manager and Threadneedle

Annual Report 2016
35

COLUMBIA ADAPTIVE ALTERNATIVES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2016

International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of May 31, 2016, Threadneedle is not providing services to the Fund pursuant to the subadvisory agreement.

Other Expenses

Other expenses include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Class I and Class Y shares do not pay transfer agency fees.

For the year ended May 31, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.27%
Class C	0.27
Class R	0.26
Class R4	0.28
Class R5	0.05
Class W	0.27
Class Z	0.25

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Consolidated Statement of Operations. For the year ended May 31, 2016, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A,
Annual Report 2016
36

COLUMBIA ADAPTIVE ALTERNATIVES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2016

Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class C, Class R and Class W shares of the Fund, respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $47,915 for Class A and $994 for Class C shares for the year ended May 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, so that the Fund's net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through September 30, 2016
Class A	2.85%
Class C	3.60
Class I	2.45
Class R	3.10
Class R4	2.60
Class R5	2.50
Class W	2.85
Class Y	2.45
Class Z	2.60

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short by the Fund and Blackstone Alternative Multi-Strategy Fund (an unaffiliated mutual fund indirectly invested in by the Fund for the period from June 1, 2015 through November 23, 2015 and directly invested in by the Fund since November 24, 2015), inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. The annual rates in the table above include the contractual waiver of 0.10% of the management fee through September 30, 2016, as described above.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions, non-deductible expenses, re-characterization of distributions for investments, derivative investments, investments in commodity subsidiaries and swap investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Consolidated Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Consolidated Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$1,399,822
Accumulated net realized loss	(1,628,112)
Paid-in capital	228,290

Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.

Annual Report 2016
37

COLUMBIA ADAPTIVE ALTERNATIVES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2016

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2016	2015
Ordinary income	$999,805	$—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,567,660
Capital loss carryforwards	(6,311,800)
Net unrealized depreciation	(2,353,947)

At May 31, 2016, the cost of investments for federal income tax purposes was $216,372,477 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$47,917
Unrealized depreciation	(2,401,864)
Net unrealized depreciation	$(2,353,947)

The following capital loss carryforwards, determined at May 31, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	5,826,674
No expiration — long-term	485,126
Total	6,311,800

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $35,486,058 and $35,011,411, respectively, for the year ended May 31,

2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Consolidated Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund significantly invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended May 31, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At May 31, 2016, affiliated shareholders of record owned 99.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on

Annual Report 2016
38

COLUMBIA ADAPTIVE ALTERNATIVES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2016

the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund's exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
39

COLUMBIA ADAPTIVE ALTERNATIVES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Adaptive Alternatives Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Columbia Adaptive Alternatives Fund (the "Fund", a series of Columbia Funds Series Trust I) at May 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
July 25, 2016

Annual Report 2016
40

COLUMBIA ADAPTIVE ALTERNATIVES FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations:

Qualified Dividend Income	12.47%
Dividends Received Deduction	0.01%

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Annual Report 2016
41

COLUMBIA ADAPTIVE ALTERNATIVES FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	57	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	57

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	57	None

Annual Report 2016
42

COLUMBIA ADAPTIVE ALTERNATIVES FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	57

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	57

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	57	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	57	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2016
43

COLUMBIA ADAPTIVE ALTERNATIVES FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	57	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	57	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Consultant to the Trustees*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Trustee Consultant 2016	Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	57	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015

* J. Kevin Connaughton was appointed consultant to the Trustees effective March 1, 2016. Shareholders of the Funds are expected to be asked to elect Mr. Connaughton as a Trustee at a future shareholder meeting.

Annual Report 2016
44

COLUMBIA ADAPTIVE ALTERNATIVES FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

176

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2016
45

COLUMBIA ADAPTIVE ALTERNATIVES FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
46

COLUMBIA ADAPTIVE ALTERNATIVES FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.

Annual Report 2016
47

Columbia Adaptive Alternatives Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN259_05_F01_(07/16)

ANNUAL REPORT

May 31, 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $464 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 3rd largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of March 31, 2016. Source: Ameriprise Q1 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.

  **  Source: ICI as of March 31, 2016 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of December 2015 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer-term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	8
Consolidated Portfolio of Investments	9
Consolidated Statement of Assets and Liabilities	35
Consolidated Statement of Operations	37
Consolidated Statement of Changes in Net Assets	38
Consolidated Financial Highlights	40
Notes to Consolidated Financial Statements	47
Report of Independent Registered Public Accounting Firm	64
Federal Income Tax Information	65
Trustees and Officers	66
Important Information About This Report	71

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Diversified Absolute Return Fund (the Fund) Class A shares returned -3.96% excluding sales charges for the 12-month period that ended May 31, 2016.

■  The Citi One-Month U.S. Treasury Bill Index returned 0.09% over the same period.

■  The Fund is a diversified portfolio that invests across multiple asset classes using both traditional and alternative investment strategies.

■  During the period, each of the Fund's three core strategies (alpha, tactical beta and alternative beta) posted a negative absolute return amid highly challenging market conditions.

Average Annual Total Returns (%) (for period ended May 31, 2016)

	Inception	1 Year	Life
Class A	02/19/15
Excluding sales charges		-3.96	-2.36
Including sales charges		-9.52	-6.78
Class C	02/19/15
Excluding sales charges		-4.68	-3.08
Including sales charges		-5.63	-3.08
Class I	02/19/15	-3.58	-1.98
Class R4	02/19/15	-3.69	-2.07
Class R5	02/19/15	-3.59	-1.99
Class W	02/19/15	-3.87	-2.28
Class Z	02/19/15	-3.69	-2.07
Citi One-Month U.S. Treasury Bill Index		0.09	0.07

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

The Citi One-Month U.S. Treasury Bill Index is an unmanaged index that measures the rate of return for 30-day U.S. Treasury Bills.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (February 19, 2015 – May 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Diversified Absolute Return Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

At May 31, 2016, approximately 72.2% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended May 31, 2016, the Fund's Class A shares returned -3.96% excluding sales charges. The Citi One-Month U.S. Treasury Bill Index returned 0.09% over the same period. As an absolute return fund, the Fund employs a benchmark-agnostic strategy and thus any comparison to the Citi One-Month U.S. Treasury Bill Index is for information purposes only. The Fund is a diversified portfolio that invests across multiple asset classes using both traditional and alternative investment strategies.

Risk-Averse Investor Sentiment Heightened During Period

Around the world, investors turned increasingly cautious during the period, as lackluster economic growth, contentious geopolitical conflicts and an expected shift in U.S. monetary policy weighed on confidence. Subpar global economic growth persisted, with China's ongoing slowdown heading the list of disappointments. Plummeting oil prices and a rising U.S. dollar rounded off the list of mounting pressures. Some of these pressures subsided during the first months of 2016, which corresponded with yet another sell-off and swift market recovery in a relatively short period of time. In the U.S., the labor market added new jobs, resulting in the unemployment rate moving down to 4.7% (Source: U.S. Bureau of Labor Statistics.) Consumer spending strengthened somewhat, and the housing market inched forward, although sales slipped near the end of 2015, as new industry regulation led to longer closing periods. Economic growth outside the U.S. was mostly lackluster. A weaker currency benefited eurozone countries as did accommodative bank lending standards. However, eurozone economic growth still registered at a level of less than 2.0% for the period. The weakness in commodity markets helped drive Russia and Brazil into recession, and China's economy slowed more than expected. In Japan, policymakers sought to raise inflation, as they struggled to maintain economic growth.

For U.S. investors, stock market losses in the first half of the period were offset by a recovery during both October of 2015 and again in the February to March 2016 timeframe. U.S. stocks outperformed both foreign developed and emerging markets, as a strong U.S. dollar weighed on returns from overseas for much of the period. However, during the last three months of the period, international equities began to trend higher, at a pace greater than U.S. shares. The U.S. bond market eked out a low single-digit return during the period, led by stronger performance during the second half of the fiscal year. Long-duration corporate bonds and high yield bonds shed the most ground, as losses in the first half of the period

Portfolio Management

Jeffrey Knight, CFA

William Landes, Ph.D.

Kent Peterson, Ph.D.

Brian Virginia

Joshua Kutin, CFA

Portfolio Breakdown — Long Positions (%) (at May 31, 2016)
Asset-Backed Securities — Non-Agency	0.1
Commercial Mortgage-Backed Securities — Non-Agency	0.9
Common Stocks	34.1
Corporate Bonds & Notes	2.2
Exchange-Traded Funds	16.6
Foreign Government Obligations	4.1
Inflation-Indexed Bonds	0.1
Limited Partnerships	0.1
Options Purchased Puts	0.0	(a)
Residential Mortgage-Backed Securities — Agency	0.0	(a)
Residential Mortgage-Backed Securities — Non-Agency	0.8
Treasury Bills	1.5
U.S. Treasury Obligations	0.1
Short-Term Investments Segregated in Connection with Open Derivatives Contracts(b)	64.5
Total	125.1

Percentages indicated are based upon total investments, net of investments sold short. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

(b) Includes investments in Money Market Funds (amounting to $84.0 million) which have been segregated to cover obligations relating to the Fund's investment in derivatives which provide exposure to multiple markets. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments and Note 2 to the Notes to Consolidated Financial Statements.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Portfolio Breakdown — Short Positions (%) (at May 31, 2016)
Common Stocks	(25.1)
Total	(25.1)

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Market Exposure Through Derivatives Investments (% of notional exposure) (at May 31, 2016)(a)

	Long	Short	Net
Fixed Income Derivative Contracts	94.2	(8.1)	86.1
Equity Derivative Contracts	13.9	(0.2)	13.7
Foreign Currency Derivative Contracts	48.4	(48.2)	0.2
Total Notional Market Value of Derivative Contracts	156.5	(56.5)	100.0

(a) The Fund has market exposure (long and/or short) to the fixed income and equity asset classes and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments, and Note 2 to the financial statements.

Investment Risks

Absolute return funds are not designed to outperform stocks and bonds in strong markets. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Alternative investments involve substantial risks and are more volatile than traditional investments, making them more suitable for investors with an above-average tolerance for risk. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and outweighed the subsequent recovery in these asset classes that investors experienced toward the end of the period.

Alpha Strategies Posted Most Negative Absolute Returns

The Fund invests in three core strategies — alpha, which is a measure of return resulting from active management; tactical beta, which seeks opportunities to earn returns from price movements of broad markets; and alternative beta, which seeks to generate returns with relatively low correlation to overall market movements by employing a systematic, rules-based approach. During the period, each of these three components posted a negative absolute return amidst highly challenging market conditions. Alpha strategies posted the largest negative absolute return, followed by tactical beta and then alternative beta strategies.

Within the alpha strategies sleeve, which is comprised of six internally-managed hedge fund portfolios, the equity long/short alpha opportunities and VIX, or volatility index, futures strategies posted the biggest negative absolute returns. The G10 currency, the equity research market neutral and the adaptive risk allocation portfolios performed best on a relative basis. Within the tactical beta sleeve, a position in a global opportunities bond portfolio posted a significantly negative absolute return.

Flexible Portfolio Structure Enabled Changes

While the Fund features a flexible portfolio structure that employs both fundamental and quantitative methods to identify market opportunities and can dynamically reallocate as market conditions change, there were no material changes in the Fund's allocation during the period. Still, given the changes made within each of the core three strategies, the Fund's portfolio turnover rate for the 12-month period was 196%.

Derivatives Usage

The Fund utilizes derivatives for both hedging and non-hedging purposes, including, for example, seeking to enhance returns or as a substitute for a position in an underlying asset or index. During the period, the Fund used forward foreign currency exchange contracts, futures, options and swaps to more efficiently and cost effectively manage its exposures. These flexible structures, which allow for direct and highly versatile portfolio management applications, detracted from the Fund's results during the period.

The Fund is an absolute return-focused portfolio that seeks to meet its performance target regardless of global macro conditions. As such, the Fund invests in positions that tend to exhibit little market directionality. The Fund intends to adhere to its core three-strategy approach of investing in alpha, tactical beta and alternative beta sources of potential return.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

accounting standards generally applicable to U.S. issuers. The Fund's investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. ETFs trade like stocks, are subject to investment risk and will fluctuate in market value. Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution. The Fund employs multiple strategies independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund) while increasing transaction costs. Commodity investments may be affected by the overall market and industry- and commodity-specific factors, and may be more volatile and less liquid than other investments. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. The Fund's use of leverage subjects additional Fund assets to the risk of loss. The sales price the Fund (or its underlying investments) could receive for any particular investment may differ from the Fund's (or underlying investments') valuation of the investment. Short positions (where the underlying asset is not owned) can create unlimited risk. See the Fund's prospectus for more information on these and other risks.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2015 – May 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	987.80	1,013.65	11.28	11.43	2.27
Class C	1,000.00	1,000.00	984.50	1,009.90	14.98	15.17	3.02
Class I	1,000.00	1,000.00	989.70	1,015.65	9.30	9.42	1.87
Class R4	1,000.00	1,000.00	989.50	1,014.90	10.05	10.18	2.02
Class R5	1,000.00	1,000.00	990.60	1,015.40	9.55	9.67	1.92
Class W	1,000.00	1,000.00	988.80	1,013.65	11.29	11.43	2.27
Class Z	1,000.00	1,000.00	989.50	1,014.90	10.05	10.18	2.02

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS

May 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 28.8%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 5.8%
Auto Components 0.1%
Magna International, Inc.(a)	3,127	126,737
Hotels, Restaurants & Leisure 0.8%
Darden Restaurants, Inc.(a)	3,455	234,352
Interval Leisure Group, Inc.	3,159	45,361
Norwegian Cruise Line Holdings Ltd.(a)(b)	6,846	317,723
Starwood Hotels & Resorts Worldwide, Inc.	7,330	538,242
Yum! Brands, Inc.(a)	1,899	155,889
Total		1,291,567
Household Durables 0.7%
Mohawk Industries, Inc.(a)(b)	423	83,200
Newell Brands, Inc.(a)	20,586	981,746
Total		1,064,946
Internet & Catalog Retail 1.5%
Amazon.com, Inc.(a)(b)	1,869	1,350,895
Ctrip.com International Ltd., ADR(a)(b)	5,798	265,316
Expedia, Inc.(a)	4,680	520,603
Lands' End, Inc.(a)(b)	8,565	143,635
Total		2,280,449
Media 1.1%
Comcast Corp., Class A(a)	13,635	863,095
DISH Network Corp., Class A(a)(b)	11,507	574,199
Liberty Global PLC, Class A(a)(b)	4,413	164,826
News Corp., Class A(a)	15,810	189,088
Total		1,791,208
Multiline Retail 0.2%
Hudson's Bay Co.	8,358	94,457
Target Corp.(a)	2,419	166,379
Total		260,836
Specialty Retail 1.1%
Burlington Stores, Inc.(a)(b)	2,275	137,319
Cabela's, Inc.(a)(b)	6,245	303,257
Foot Locker, Inc.(a)	2,057	115,027
GameStop Corp., Class A(a)	6,225	181,148
GNC Holdings, Inc., Class A(a)	3,573	93,077
Home Depot, Inc. (The)(a)	2,940	388,433
Signet Jewelers Ltd.(a)	993	98,277
Williams-Sonoma, Inc.(a)	6,551	347,465
Total		1,664,003

Common Stocks (continued)

Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 0.3%
Nike, Inc., Class B	2,592	143,130
Sequential Brands Group, Inc.(a)(b)	37,565	302,774
Total		445,904
Total Consumer Discretionary		8,925,650
CONSUMER STAPLES 1.6%
Beverages 0.4%
Constellation Brands, Inc., Class A(a)	1,044	159,889
Molson Coors Brewing Co., Class B(a)	1,716	170,193
PepsiCo, Inc.(a)	2,572	260,209
Total		590,291
Food & Staples Retailing 0.2%
CVS Health Corp.(a)	2,035	196,276
SYSCO Corp.(a)	3,061	147,264
Total		343,540
Food Products 0.4%
Mondelez International, Inc., Class A(a)	3,137	139,565
Pilgrim's Pride Corp.(a)	9,171	228,083
Tyson Foods, Inc., Class A(a)	1,384	88,271
WhiteWave Foods Co. (The)(a)(b)	1,780	79,477
Total		535,396
Household Products 0.1%
Energizer Holdings, Inc.(a)	2,495	118,088
Personal Products 0.2%
Herbalife Ltd.(a)(b)	2,937	170,023
Nu Skin Enterprises, Inc., Class A(a)	4,802	189,439
Total		359,462
Tobacco 0.3%
Altria Group, Inc.(a)	3,321	211,349
Philip Morris International, Inc.(a)	2,343	231,207
Total		442,556
Total Consumer Staples		2,389,333
ENERGY 1.1%
Energy Equipment & Services 0.2%
Halliburton Co.(a)	1,723	72,676
Schlumberger Ltd.(a)	1,712	130,626
Transocean Ltd.(a)	14,535	142,298
Total		345,600

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 0.9%
Anadarko Petroleum Corp.(a)	1,617	83,858
BP PLC, ADR(a)	3,416	107,262
Cabot Oil & Gas Corp.(a)	1,162	27,853
Canadian Natural Resources Ltd.	1,822	54,186
Cimarex Energy Co.(a)	432	50,233
Continental Resources, Inc.(a)(b)	977	41,093
Devon Energy Corp.(a)	2,534	91,452
EOG Resources, Inc.(a)	683	55,569
Exxon Mobil Corp.(a)	1,547	137,714
Hess Corp.(a)	1,379	82,644
Kinder Morgan, Inc.(a)	3,567	64,491
Marathon Petroleum Corp.(a)	669	23,301
Noble Energy, Inc.(a)	2,407	86,050
Occidental Petroleum Corp.(a)	711	53,638
Suncor Energy, Inc.(a)	5,554	153,568
Tesoro Corp.(a)	693	54,109
Valero Energy Corp.(a)	860	47,042
World Fuel Services Corp.(a)	3,979	182,915
Total		1,396,978
Total Energy		1,742,578
FINANCIALS 2.9%
Banks 0.7%
Bank of America Corp.(a)	11,879	175,690
BB&T Corp.(a)	3,319	120,712
Citigroup, Inc.(a)	4,622	215,246
Fifth Third Bancorp(a)	6,526	123,146
PacWest Bancorp(a)	3,023	125,999
Wells Fargo & Co.(a)	5,232	265,367
Total		1,026,160
Capital Markets 0.2%
Bank of New York Mellon Corp. (The)(a)	1,802	75,792
Invesco Ltd.(a)	5,182	162,715
Morgan Stanley(a)	3,705	101,406
Total		339,913
Diversified Financial Services 0.1%
Intercontinental Exchange, Inc.(a)	433	117,395
Insurance 0.8%
Aflac, Inc.(a)	3,415	237,206
American Equity Investment Life Holding Co.(a)	6,717	108,883

Common Stocks (continued)

Issuer	Shares	Value ($)
American International Group, Inc.(a)	1,664	96,312
Genworth Financial, Inc., Class A(b)	33,120	122,544
MetLife, Inc.(a)	3,605	164,208
Progressive Corp. (The)(a)	3,414	113,686
Prudential Financial, Inc.(a)	2,648	209,854
Reinsurance Group of America, Inc.(a)	101	10,013
Validus Holdings Ltd.(a)	3,649	177,670
Total		1,240,376
Real Estate Investment Trusts (REITs) 0.8%
Alexandria Real Estate Equities, Inc.	3,215	311,533
CBL & Associates Properties, Inc.(a)	14,730	141,703
Empire State Realty Trust, Inc., Class A(a)	11,195	212,145
Lamar Advertising Co. Class A(a)	4,655	302,808
Outfront Media, Inc.(a)	12,425	276,332
Total		1,244,521
Real Estate Management & Development 0.2%
St. Joe Co. (The)(a)(b)	22,190	385,662
Thrifts & Mortgage Finance 0.1%
MGIC Investment Corp.(a)(b)	24,615	173,536
Total Financials		4,527,563
HEALTH CARE 5.2%
Biotechnology 2.8%
AbbVie, Inc.(a)	2,433	153,109
Alexion Pharmaceuticals, Inc.(b)	2,979	449,531
Alkermes PLC(a)(b)	9,735	451,801
Biogen, Inc.(a)(b)	596	172,679
BioMarin Pharmaceutical, Inc.(a)(b)	4,911	440,271
Bluebird Bio, Inc.(a)(b)	8,656	391,684
Dynavax Technologies Corp.(a)(b)	16,310	270,583
Novavax, Inc.(a)(b)	94,998	578,538
Spark Therapeutics, Inc.(a)(b)	11,675	653,216
Ultragenyx Pharmaceutical, Inc.(a)(b)	4,265	311,772
Vertex Pharmaceuticals, Inc.(a)(b)	4,288	399,427
Total		4,272,611
Health Care Equipment & Supplies 0.8%
DENTSPLY SIRONA, Inc.(a)	3,455	214,763
Entellus Medical, Inc.(a)(b)	3,351	60,117
Medtronic PLC(a)	6,525	525,132
Zimmer Biomet Holdings, Inc.(a)	3,091	377,442
Total		1,177,454

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Providers & Services 0.9%
Aetna, Inc.(a)	1,865	211,174
AmerisourceBergen Corp.(a)	2,568	192,548
Centene Corp.(b)	4,625	288,369
CIGNA Corp.(a)	1,156	148,095
Express Scripts Holding Co.(a)(b)	2,668	201,567
Humana, Inc.(a)	1,470	253,590
Laboratory Corp. of America Holdings(a)(b)	1,480	189,366
Total		1,484,709
Life Sciences Tools & Services 0.1%
Thermo Fisher Scientific, Inc.(a)	1,217	184,704
Pharmaceuticals 0.6%
Allergan PLC(a)(b)	950	223,963
Bristol-Myers Squibb Co.(a)	5,689	407,901
GW Pharmaceuticals PLC ADR(a)(b)	721	64,256
Merck & Co., Inc.(a)	594	33,418
Pfizer, Inc.(a)	6,806	236,168
Total		965,706
Total Health Care		8,085,184
INDUSTRIALS 3.8%
Aerospace & Defense 1.0%
Boeing Co. (The)(a)	213	26,870
Honeywell International, Inc.(a)	1,511	171,997
Lockheed Martin Corp.(a)	2,545	601,206
Mercury Systems, Inc.(a)(b)	6,457	137,211
Northrop Grumman Corp.(a)	2,812	598,028
Total		1,535,312
Air Freight & Logistics 0.1%
United Parcel Service, Inc., Class B(a)	1,615	166,490
Airlines 0.7%
Alaska Air Group, Inc.(a)	7,897	524,361
American Airlines Group, Inc.(a)	2,288	73,010
Delta Air Lines, Inc.(a)	4,169	181,185
United Continental Holdings, Inc.(a)(b)	5,628	253,766
Total		1,032,322
Electrical Equipment 0.2%
Rockwell Automation, Inc.(a)	2,360	273,878
Industrial Conglomerates 0.1%
Carlisle Companies, Inc.(a)	1,865	193,624

Common Stocks (continued)

Issuer	Shares	Value ($)
Machinery 0.8%
FANUC Corp., ADR	13,530	343,121
Ingersoll-Rand PLC(a)	6,176	412,619
Snap-On, Inc.(a)	714	115,539
Xylem, Inc.	10,310	460,445
Total		1,331,724
Professional Services 0.2%
Dun & Bradstreet Corp. (The)(a)	1,009	128,042
ManpowerGroup, Inc.(a)	2,334	186,137
Total		314,179
Road & Rail 0.6%
CSX Corp.(a)	11,555	305,399
JB Hunt Transport Services, Inc.(a)	1,854	153,363
Kansas City Southern(a)	2,405	223,905
Union Pacific Corp.(a)	3,065	258,042
Total		940,709
Trading Companies & Distributors 0.1%
HD Supply Holdings, Inc.(a)(b)	2,799	98,805
Total Industrials		5,887,043
INFORMATION TECHNOLOGY 6.5%
Communications Equipment 0.7%
Cisco Systems, Inc.(a)	7,986	231,993
F5 Networks, Inc.(a)(b)	1,987	218,967
Palo Alto Networks, Inc.(a)(b)	4,425	577,286
Total		1,028,246
Electronic Equipment, Instruments & Components 0.4%
Universal Display Corp.(a)(b)	2,810	188,692
Zebra Technologies Corp., Class A(a)(b)	6,158	327,051
Total		515,743
Internet Software & Services 1.0%
Akamai Technologies, Inc.(b)	3,017	164,668
Alphabet, Inc., Class A(a)(b)	761	569,875
Alphabet, Inc., Class C(b)	836	615,062
VeriSign, Inc.(a)(b)	2,610	223,050
Total		1,572,655
IT Services 0.5%
EPAM Systems, Inc.(a)(b)	2,890	221,114
Leidos Holdings, Inc.(a)	7,475	369,265
PayPal Holdings, Inc.(a)(b)	5,546	209,583
Total		799,962

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 2.0%
Broadcom Ltd.(a)	1,236	190,789
Cavium, Inc.(a)(b)	3,400	169,150
Lam Research Corp.(a)	7,476	619,088
Marvell Technology Group Ltd.(a)	7,747	79,252
Microchip Technology, Inc.(a)	3,231	166,978
NVIDIA Corp.(a)	10,810	505,043
NXP Semiconductors NV(a)(b)	1,818	171,783
Qorvo, Inc.(a)(b)	8,185	417,189
Silicon Laboratories, Inc.(a)(b)	7,220	359,195
Skyworks Solutions, Inc.	6,740	449,962
Total		3,128,429
Software 1.4%
Electronic Arts, Inc.(a)(b)	10,951	840,489
Red Hat, Inc.(a)(b)	2,554	197,833
Salesforce.com, Inc.(a)(b)	4,168	348,904
Tableau Software, Inc., Class A(a)(b)	2,716	139,711
Workday, Inc., Class A(a)(b)	7,337	556,438
Total		2,083,375
Technology Hardware, Storage & Peripherals 0.5%
Apple, Inc.(a)	4,212	420,610
Diebold, Inc.(a)	5,829	150,680
Electronics for Imaging, Inc.(a)(b)	5,595	245,229
Total		816,519
Total Information Technology		9,944,929
MATERIALS 1.0%
Chemicals 0.6%
Albemarle Corp.(a)	1,025	80,463
Cabot Corp.(a)	3,531	161,402
Dow Chemical Co. (The)(a)	1,904	97,789
Eastman Chemical Co.(a)	1,144	83,924
EI du Pont de Nemours & Co.(a)	837	54,748
LyondellBasell Industries NV, Class A(a)	2,362	192,172
Monsanto Co.(a)	437	49,149
PPG Industries, Inc.(a)	876	94,328
Westlake Chemical Corp.(a)	719	31,730
Total		845,705

Common Stocks (continued)

Issuer	Shares	Value ($)
Containers & Packaging 0.2%
Sealed Air Corp.(a)	7,799	362,186
Metals & Mining 0.1%
Alcoa, Inc.(a)	2,741	25,409
Nucor Corp.(a)	349	16,930
Reliance Steel & Aluminum Co.(a)	1,315	97,770
Steel Dynamics, Inc.(a)	1,629	40,220
Total		180,329
Paper & Forest Products 0.1%
Domtar Corp.(a)	5,678	219,398
Total Materials		1,607,618
TELECOMMUNICATION SERVICES 0.1%
Diversified Telecommunication Services 0.1%
CenturyLink, Inc.(a)	5,456	147,967
Total Telecommunication Services		147,967
UTILITIES 0.8%
Electric Utilities 0.4%
American Electric Power Co., Inc.(a)	1,343	86,932
Edison International(a)	1,256	89,967
Entergy Corp.(a)	2,421	183,802
PG&E Corp.(a)	681	40,915
Pinnacle West Capital Corp.(a)	1,021	75,135
Xcel Energy, Inc.(a)	1,915	79,224
Total		555,975
Gas Utilities —%
Atmos Energy Corp.(a)	652	47,531
Multi-Utilities 0.4%
Ameren Corp.	2,625	130,069
DTE Energy Co.(a)	1,280	116,070
NiSource, Inc.(a)	4,055	96,752
Public Service Enterprise Group, Inc.(a)	5,046	225,809
Total		568,700
Total Utilities		1,172,206
Total Common Stocks (Cost: $43,799,195)		44,430,071

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Corporate Bonds & Notes 1.9%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense —%
L-3 Communications Corp. 05/28/24	3.950%	9,000	9,114
Automotive —%
American Axle & Manufacturing, Inc. 02/15/19	5.125%	25,000	25,500
Fiat Chrysler Automobiles NV 04/15/20	4.500%	10,000	10,100
Schaeffler Holding Finance BV PIK(c) 08/15/18	6.875%	10,030	10,331
Total			45,931
Banking —%
Ally Financial, Inc. 11/18/19	3.750%	36,000	36,000
Building Materials —%
Masco Corp. 04/01/21	3.500%	2,000	2,025
Nortek, Inc. 04/15/21	8.500%	22,000	22,963
USG Corp.(c) 11/01/21	5.875%	25,000	26,281
Total			51,269
Cable and Satellite 0.1%
CCO Holdings LLC/Capital Corp. 03/15/21	5.250%	30,000	31,200
Cablevision Systems Corp. 09/15/17	8.625%	24,000	25,530
Charter Communications Operating LLC/Capital(c) 07/23/20	3.579%	10,000	10,316
Hughes Satellite Systems Corp. 06/15/19	6.500%	16,000	17,160
Virgin Media Secured Finance PLC 01/15/21	5.250%	25,000	26,687
Total			110,893
Chemicals —%
Ashland, Inc. 04/15/18	3.875%	29,000	29,725
LYB International Finance BV 03/15/44	4.875%	20,000	19,586
Total			49,311
Construction Machinery —%
CNH Industrial Capital LLC 02/01/17	3.250%	22,000	22,110

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services —%
ADT Corp. (The) 03/15/20	5.250%	11,000	11,591
Service Corp. International 11/15/20	4.500%	34,000	34,893
Total			46,484
Consumer Products —%
Spectrum Brands, Inc. 11/15/20	6.375%	24,000	25,111
Tempur Sealy International, Inc. 12/15/20	6.875%	24,000	25,517
Total			50,628
Electric 0.2%
DTE Energy Co. 12/01/23	3.850%	100,000	107,028
IPALCO Enterprises, Inc. 07/15/20	3.450%	25,000	25,250
NRG Energy, Inc. 01/15/18	7.625%	13,000	13,975
Pacific Gas & Electric Co. 08/15/24	3.400%	100,000	105,568
Progress Energy, Inc. 04/01/22	3.150%	100,000	102,414
Total			354,235
Finance Companies 0.1%
AerCap Aviation Solutions BV 05/30/17	6.375%	33,000	34,114
Aircastle Ltd. 04/15/17	6.750%	25,000	25,812
CIT Group, Inc. 03/15/18	5.250%	24,000	24,780
Navient Corp. 06/15/18	8.450%	22,000	23,705
OneMain Financial Holdings LLC(c) 12/15/19	6.750%	28,000	28,210
Total			136,621
Food and Beverage 0.1%
Aramark Services, Inc. 03/15/20	5.750%	6,000	6,191
ConAgra Foods, Inc. 01/25/23	3.200%	43,000	43,468
Constellation Brands, Inc. 11/15/19	3.875%	34,000	35,615

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Molson Coors Brewing Co. 05/01/42	5.000%	50,000	54,180
Total			139,454
Gaming —%
GLP Capital LP/Financing II, Inc. 11/01/18	4.375%	25,000	25,812
MGM Resorts International 03/01/18	11.375%	22,000	25,080
Total			50,892
Health Care 0.1%
CHS/Community Health Systems, Inc. 08/15/18	5.125%	5,000	5,093
HCA, Inc. 10/15/19	4.250%	30,000	31,125
Kinetic Concepts, Inc./KCI U.S.A., Inc.(c) 02/15/21	7.875%	2,000	2,146
Tenet Healthcare Corp.(c)(d) 06/15/20	4.134%	22,000	21,890
Universal Health Services, Inc.(c) 08/01/19	3.750%	23,000	23,747
Total			84,001
Healthcare Insurance —%
Wellcare Health Plans, Inc. 11/15/20	5.750%	24,000	24,870
Home Construction 0.1%
CalAtlantic Group, Inc. 05/15/18	8.375%	15,000	16,575
D.R. Horton, Inc. 02/15/20	4.000%	35,000	36,137
Lennar Corp. 11/15/19	4.500%	34,000	35,233
Toll Brothers Finance Corp. 11/01/19	6.750%	38,000	42,750
Total			130,695
Independent Energy 0.1%
Continental Resources, Inc. 06/01/44	4.900%	65,000	53,462
Woodside Finance Ltd.(c) 03/05/25	3.650%	50,000	47,424
Total			100,886
Integrated Energy —%
Cenovus Energy, Inc. 09/15/42	4.450%	8,000	5,879
Leisure —%
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp. 03/15/21	5.250%	26,000	27,040

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Life Insurance 0.1%
Five Corners Funding Trust(c) 11/15/23	4.419%	100,000	106,224
Lodging —%
Choice Hotels International, Inc. 08/28/20	5.700%	30,000	32,250
Media and Entertainment 0.2%
21st Century Fox America, Inc. 09/15/44	4.750%	50,000	52,854
Nielsen Finance LLC/Co. 10/01/20	4.500%	33,000	33,784
Scripps Networks Interactive, Inc. 06/15/25	3.950%	50,000	51,390
Sky PLC(c) 11/26/22	3.125%	50,000	49,810
Univision Communications, Inc.(c) 09/15/22	6.750%	25,000	26,531
Total			214,369
Midstream 0.3%
Columbia Pipeline Group, Inc. 06/01/45	5.800%	56,000	60,642
Enterprise Products Operating LLC 05/15/46	4.900%	50,000	49,890
Kinder Morgan Energy Partners LP 02/15/18	5.950%	294,000	309,120
03/01/43	5.000%	50,000	42,870
Williams Partners LP 09/15/45	5.100%	50,000	40,420
Total			502,942
Natural Gas —%
Sempra Energy 06/15/24	3.550%	50,000	51,636
Packaging 0.1%
Reynolds Group Issuer, Inc./LLC 08/15/19	7.875%	39,000	40,121
Silgan Holdings, Inc. 04/01/20	5.000%	35,000	36,138
Total			76,259
Paper —%
Graphic Packaging International, Inc. 04/15/21	4.750%	30,000	31,425
Pharmaceuticals —%
Valeant Pharmaceuticals International, Inc.(c) 08/15/18	6.750%	9,000	8,798

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Retailers 0.1%
Dollar Tree, Inc.(c) 03/01/20	5.250%	34,000	35,445
L Brands, Inc. 04/01/21	6.625%	25,000	27,844
Total			63,289
Technology 0.1%
Equinix, Inc. 04/01/20	4.875%	25,000	25,938
First Data Corp.(c) 11/01/20	6.750%	27,000	28,417
NXP BV/Funding LLC(c) 06/15/20	4.125%	26,000	26,520
Total			80,875
Transportation Services —%
ERAC U.S.A. Finance LLC(c) 02/15/45	4.500%	50,000	50,766
Wireless 0.1%
SBA Telecommunications, Inc. 07/15/20	5.750%	24,000	24,720
Sprint Communications, Inc.(c) 11/15/18	9.000%	10,000	10,625
T-Mobile USA, Inc. 04/28/20	6.542%	26,000	26,861
Total			62,206
Wirelines 0.1%
AT&T, Inc. 06/15/45	4.350%	50,000	47,057
CenturyLink, Inc. 06/15/17	5.150%	26,000	26,663
Verizon Communications, Inc. 11/01/42	3.850%	90,000	82,309
Total			156,029
Total Corporate Bonds & Notes (Cost: $2,834,404)			2,913,381

Residential Mortgage-Backed Securities — Agency —%

Federal Home Loan Mortgage Corp. CMO IO Series 326 Class S2(d)(e) 03/15/44	5.516%	83,354	19,012
Government National Mortgage Association CMO IO Series 2014-190 Class AI(e) 12/20/38	3.500%	276,815	38,363
Total Residential Mortgage-Backed Securities — Agency (Cost: $62,348)			57,375

Residential Mortgage-Backed Securities — Non-Agency 0.7%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Suisse Mortgage Capital Certificates(c) Series 2010-9R Class 1A3 08/27/37	3.750%	378,729	383,652
Credit Suisse Mortgage Capital Certificates(c)(d)
CMO Series 2014-RPL4 Class A1 08/25/62	3.625%	218,778	216,090
CMO Series 2014-RPL4 Class A2 08/25/62	4.720%	500,000	491,906
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $1,074,380)			1,091,648

Commercial Mortgage-Backed Securities — Non-Agency 0.7%

American Homes 4 Rent(c) Series 2015-SFR1 Class A 04/17/52	3.467%	245,138	252,892
American Homes 4 Rent(c)(d)
Series 2014-SFR1 Class E 06/17/31	2.935%	250,000	239,998
Banc of America Merrill Lynch Re-Remic Trust Series 2014-FRR7 Class A(c)(d) 10/26/44	2.689%	500,000	493,307
Rialto Real Estate Fund LLC Series 2015-LT7 Class A(c) 12/25/32	3.000%	108,946	108,946
VFC LLC Series 2015-3 Class A(c) 12/20/31	2.750%	4,238	4,238
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $1,098,766)			1,099,381

Asset-Backed Securities — Non-Agency 0.1%

SPS Servicer Advance Receivables Trust Series 2015-T2 Class AT2(c) 01/15/47	2.620%	100,000	100,038
Total Asset-Backed Securities — Non-Agency (Cost: $99,992)			100,038

Inflation-Indexed Bonds(f) 0.1%

MEXICO 0.1%
Mexican Udibonos 11/15/40	4.000%	MXN	2,168,858	122,544
Total Inflation-Indexed Bonds (Cost: $151,950)				122,544

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

U.S. Treasury Obligations —%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury 05/15/25	2.125%	70,000	71,838
Total U.S. Treasury Obligations (Cost: $69,098)			71,838

Foreign Government Obligations(f)(g) 3.4%

ARGENTINA 0.1%
Argentina Republic Government International Bond(c) 04/22/26	7.500%		150,000	157,500
AUSTRALIA 0.1%
Australia Government Bond(c) 10/21/19	2.750%	AUD	170,000	127,228
04/21/25	3.250%	AUD	89,000	69,452
Total				196,680
CANADA 0.4%
Canadian Government Bond 06/01/26	1.500%		710,000	550,902
CROATIA 0.1%
Croatia Government International Bond(c) 01/26/24	6.000%		200,000	215,850
DOMINICAN REPUBLIC 0.1%
Dominican Republic International Bond(c) 05/06/21	7.500%		137,000	150,357
GEORGIA 0.2%
Georgian Railway JSC(c) 07/11/22	7.750%		200,000	220,040
HUNGARY 0.4%
Hungary Government Bond 06/24/25	5.500%	HUF	100,300,000	417,639
MFB Hungarian Development Bank(c) 10/21/20	6.250%		200,000	221,069
Total				638,708
INDONESIA 0.1%
Indonesia Government International Bond(c) 01/08/26	4.750%		200,000	212,063
IRELAND 0.1%
Vnesheconombank Via VEB Finance PLC(c) 11/21/23	5.942%		200,000	201,290

Foreign Government Obligations(f)(g) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
IVORY COAST 0.1%
Ivory Coast Government International Bond(c) 07/23/24	5.375%		200,000	182,540
MEXICO 0.3%
Mexican Bonos 11/23/34	7.750%	MXN	3,070,000	183,491
Petroleos Mexicanos(c) 02/04/19	5.500%		191,000	199,499
Total				382,990
POLAND 0.2%
Poland Government Bond 07/25/26	2.500%	PLN	1,350,000	324,569
RUSSIAN FEDERATION 0.7%
Russian Federal Bond — OFZ 08/16/23	7.000%	RUB	25,000,000	339,282
02/03/27	8.150%	RUB	38,000,000	548,550
01/19/28	7.050%	RUB	19,000,000	251,162
Total				1,138,994
UNITED KINGDOM 0.5%
United Kingdom Gilt(c) 03/07/25	5.000%	GBP	372,000	701,742
Total Foreign Government Obligations (Cost: $5,297,204)				5,274,225

Exchange-Traded Funds 14.0%

	Shares	Value ($)
Vanguard Mortgage-Backed Securities ETF	15,609	834,301
Vanguard REIT ETF	28,048	2,347,337
iPath Bloomberg Commodity Index Total Return ETN(b)	99,691	2,341,742
iShares JPMorgan USD Emerging Markets Bond ETF	17,966	1,993,867
iShares TIPS Bond ETF	60,979	6,960,143
iShares iBoxx $ High Yield Corporate Bond ETF	55,827	4,667,695
iShares iBoxx $ Investment Grade Corporate Bond ETF	20,836	2,487,610
Total Exchange-Traded Funds (Cost: $21,142,025)		21,632,695

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Limited Partnerships 0.1%

Issuer	Shares	Value ($)
FINANCIALS 0.1%
Capital Markets 0.1%
Lazard Ltd., Class A(a)	2,506	88,161

Total Financials	88,161
Total Limited Partnerships (Cost: $96,286)	88,161

Treasury Bills 1.3%

Issuer	Effective Yield	Principal Amount ($)	Value ($)
UNITED STATES 1.3%
U.S. Treasury Bills 12/08/16	0.450%	1,940,000	1,935,394
Total Treasury Bills (Cost: $1,934,061)			1,935,394

Options Purchased Puts —%

Issuer	Notional ($)/ Contracts	Exercise Price	Expiration Date	Value ($)
Put — OTC 5-Year Interest Rate Swap(h)	600,000	2.00	12/02/16	1,418
Put — OTC 5-Year Interest Rate Swap(h)	670,000	2.15	09/09/16	198
Total Options Purchased Puts (Cost: $17,596)				1,616

Money Market Funds 54.4%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.434%(i)(j)	84,043,686	84,043,686
Total Money Market Funds (Cost: $84,043,686)		84,043,686
Total Investments (Cost: $161,720,991)		162,862,053

Investments Sold Short (21.2)%
Common Stocks (21.2)%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY (4.1)%
Auto Components —%
BorgWarner, Inc.	(1,833)	(62,377)
Automobiles (0.1)%
Fiat Chrysler Automobiles NV	(14,866)	(106,589)
Distributors (0.3)%
Genuine Parts Co.	(4,434)	(429,743)
Diversified Consumer Services (0.1)%
H&R Block, Inc.	(8,910)	(190,318)
Hotels, Restaurants & Leisure (1.1)%
Cheesecake Factory, Inc. (The)	(6,580)	(328,145)
Chipotle Mexican Grill, Inc.(b)	(952)	(420,746)
Choice Hotels International, Inc.	(5,705)	(258,893)
Dunkin' Brands Group, Inc.	(5,390)	(233,333)
Marriott International, Inc., Class A	(858)	(56,662)
McDonald's Corp.	(320)	(39,059)
Texas Roadhouse, Inc.	(1,834)	(82,181)
Wyndham Worldwide Corp.	(879)	(59,236)
Wynn Resorts Ltd.	(1,811)	(174,182)
Total		(1,652,437)
Internet & Catalog Retail (0.1)%
Netflix, Inc.(b)	(1,075)	(110,263)
Leisure Products —%
Hasbro, Inc.	(380)	(33,170)
Media (0.7)%
Meredith Corp.	(940)	(46,530)
Omnicom Group, Inc.	(1,180)	(98,329)
RCS MediaGroup SpA(b)	(448)	(380)
Regal Entertainment Group, Class A	(18,768)	(394,691)
Thomson Reuters Corp.	(10,710)	(450,355)
Tribune Media Co., Class A	(751)	(30,228)
Walt Disney Co. (The)	(637)	(63,203)
WPP PLC, ADR	(673)	(78,021)
Total		(1,161,737)
Multiline Retail (0.4)%
Dollar Tree, Inc.(b)	(1,838)	(166,413)
Kohl's Corp.	(1,229)	(44,293)
Macy's, Inc.	(1,425)	(47,324)
Nordstrom, Inc.	(9,132)	(346,833)
Total		(604,863)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Investments Sold Short (continued)
Common Stocks (continued)

Issuer	Shares	Value ($)
Specialty Retail (1.2)%
Abercrombie & Fitch Co., Class A	(14,325)	(284,925)
AutoZone, Inc.(b)	(395)	(301,069)
Cabela's, Inc.(b)	(2,520)	(122,371)
CarMax, Inc.(b)	(2,612)	(140,160)
Dick's Sporting Goods, Inc.	(7,080)	(303,732)
Dsw Inc-class A	(1,666)	(35,253)
Gap, Inc. (The)	(3,187)	(57,334)
Tiffany & Co.	(777)	(48,143)
Ulta Salon Cosmetics & Fragrance, Inc.(b)	(2,125)	(495,146)
Urban Outfitters, Inc.(b)	(1,374)	(39,200)
Total		(1,827,333)
Textiles, Apparel & Luxury Goods (0.1)%
Carter's, Inc.	(820)	(82,443)
Michael Kors Holdings Ltd.(b)	(399)	(17,045)
Total		(99,488)
Total Consumer Discretionary		(6,278,318)
CONSUMER STAPLES (1.0)%
Beverages (0.2)%
Brown-Forman Corp., Class B	(1,111)	(108,956)
Coca-Cola Co. (The)	(1,527)	(68,104)
Monster Beverage Corp.(b)	(850)	(127,500)
Total		(304,560)
Food & Staples Retailing —%
Wal-Mart Stores, Inc.	(940)	(66,533)
Food Products (0.4)%
ConAgra Foods, Inc.	(1,513)	(69,144)
Hershey Co. (The)	(715)	(66,388)
J & J Snack Foods Corp.	(595)	(62,772)
Jm Smucker Co/the	(480)	(61,992)
Kraft Heinz Co. (The)	(1,153)	(95,918)
McCormick & Co., Inc.	(1,022)	(99,206)
Nomad Foods Ltd.(b)	(7,971)	(77,478)
Total		(532,898)
Household Products (0.2)%
Church & Dwight Co., Inc.	(1,022)	(100,647)
Kimberly-Clark Corp.	(798)	(101,378)
Procter & Gamble Co. (The)	(1,104)	(89,468)
Total		(291,493)

Investments Sold Short (continued)
Common Stocks (continued)

Issuer	Shares	Value ($)
Personal Products (0.1)%
Avon Products, Inc.	(26,923)	(105,000)
Estee Lauder Companies, Inc. (The), Class A	(999)	(91,688)
Total		(196,688)
Tobacco (0.1)%
Reynolds American, Inc.	(1,357)	(67,443)
Total Consumer Staples		(1,459,615)
ENERGY (0.7)%
Energy Equipment & Services (0.1)%
Core Laboratories NV	(217)	(26,311)
Ensco PLC, Class A	(2,316)	(22,905)
National Oilwell Varco, Inc.	(1,420)	(46,789)
Noble Corp. PLC	(2,395)	(19,974)
Rowan Companies PLC, Class A	(1,531)	(25,920)
SEACOR Holdings, Inc.(b)	(437)	(25,071)
Total		(166,970)
Oil, Gas & Consumable Fuels (0.6)%
Apache Corp.	(617)	(35,255)
Cenovus Energy, Inc.	(5,936)	(89,515)
Cheniere Energy, Inc.(b)	(3,428)	(110,142)
Chevron Corp.	(836)	(84,436)
Cobalt International Energy, Inc.(b)	(17,260)	(38,662)
ConocoPhillips	(740)	(32,405)
Hollyfrontier Corp.	(922)	(24,673)
Marathon Oil Corp.	(2,495)	(32,610)
Oneok, Inc.	(1,290)	(55,793)
Royal Dutch Shell Plc-adr	(2,364)	(114,630)
Southwestern Energy Co.(b)	(3,064)	(41,885)
Total SA, ADR	(2,535)	(122,998)
Williams Companies, Inc. (The)	(2,290)	(50,746)
Total		(833,750)
Total Energy		(1,000,720)
FINANCIALS (1.8)%
Banks (0.2)%
First Horizon National Corp.	(6,650)	(96,824)
M&T Bank Corp.	(266)	(31,787)
People's United Financial	(5,138)	(81,592)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Investments Sold Short (continued)
Common Stocks (continued)

Issuer	Shares	Value ($)
Regions Financial Corp.	(3,973)	(39,055)
Synovus Financial Corp.	(2,873)	(92,424)
Total		(341,682)
Capital Markets (1.0)%
Affiliated Managers Group, Inc.(b)	(701)	(121,638)
Eaton Vance Corp.	(1,106)	(40,214)
Federated Investors, Inc., Class B	(1,262)	(40,788)
Franklin Resources, Inc.	(10,369)	(387,282)
Janus Capital Group, Inc.	(5,474)	(83,095)
Raymond James Financial, Inc.	(6,775)	(379,874)
T Rowe Price Group, Inc.	(4,465)	(344,073)
TD Ameritrade Holding Corp.	(2,391)	(78,114)
Total		(1,475,078)
Insurance (0.3)%
Aon PLC	(778)	(85,012)
Fidelity & Guaranty Life	(3,337)	(79,254)
Mercury General Corp.	(2,509)	(131,898)
Travelers Companies, Inc. (The)	(688)	(78,528)
Unum Group	(2,469)	(91,156)
Total		(465,848)
Real Estate Investment Trusts (REITs) (0.3)%
Prologis, Inc.	(9,880)	(469,596)
Total Financials		(2,752,204)
HEALTH CARE (3.8)%
Biotechnology (1.2)%
Amgen, Inc.	(3,542)	(559,459)
Baxalta, Inc.	(32)	(1,447)
Immunomedics, Inc.(b)	(22,484)	(108,823)
Intrexon Corp.(b)	(646)	(19,858)
Ophthotech Corp.(b)	(6,325)	(339,652)
OPKO Health, Inc.(b)	(7,994)	(84,976)
Sarepta Therapeutics, Inc.(b)	(8,310)	(173,928)
Seattle Genetics, Inc.(b)	(8,650)	(349,720)
uniQure NV(b)	(15,245)	(206,494)
Total		(1,844,357)
Health Care Equipment & Supplies (0.6)%
Baxter International, Inc.	(1,536)	(66,294)
Becton Dickinson and Co.	(2,760)	(459,402)
Investments Sold Short (continued)
Common Stocks (continued)

Issuer	Shares	Value ($)
CR Bard, Inc.	(76)	(16,647)
Hill-Rom Holdings, Inc.	(1,039)	(51,046)
Intuitive Surgical, Inc.(b)	(43)	(27,292)
Stryker Corp.	(162)	(18,008)
Teleflex, Inc.	(96)	(15,466)
Varian Medical Systems, Inc.(b)	(4,652)	(385,139)
Total		(1,039,294)
Health Care Providers & Services (0.4)%
Anthem, Inc.	(3,114)	(411,546)
DaVita HealthCare Partners, Inc.(b)	(241)	(18,634)
Henry Schein, Inc.(b)	(102)	(17,720)
Patterson Cos, Inc.	(2,491)	(121,586)
Quest Diagnostics, Inc.	(498)	(38,431)
Total		(607,917)
Health Care Technology (0.1)%
athenahealth, Inc.(b)	(204)	(25,881)
Veeva Systems Inc., Class A(b)	(4,591)	(151,273)
Total		(177,154)
Life Sciences Tools & Services (0.2)%
Bruker Corp.	(2,060)	(54,384)
Illumina, Inc.(b)	(908)	(131,506)
Mettler-Toledo International, Inc.(b)	(94)	(35,280)
Waters Corp.(b)	(356)	(48,968)
Total		(270,138)
Pharmaceuticals (1.3)%
Astrazeneca PLC, ADR	(2,248)	(66,765)
Eli Lilly & Co.	(5,329)	(399,835)
Glaxosmithkline PLC, ADR	(7,175)	(304,005)
Johnson & Johnson	(1,088)	(122,607)
Mylan NV(b)	(2,067)	(89,584)
Novo Nordisk A/S, ADR	(8,754)	(490,574)
Roche Holding AG, ADR	(3,184)	(104,690)
Zoetis, Inc.	(8,715)	(413,265)
Total		(1,991,325)
Total Health Care		(5,930,185)
INDUSTRIALS (3.3)%
Aerospace & Defense (0.3)%
TransDigm Group, Inc.(b)	(1,315)	(346,555)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Investments Sold Short (continued)
Common Stocks (continued)

Issuer	Shares	Value ($)
Triumph Group, Inc.	(3,734)	(140,884)
Total		(487,439)
Air Freight & Logistics (0.2)%
Expeditors International of Washington, Inc.	(7,165)	(347,861)
Airlines —%
Copa Holdings SA, Class A	(981)	(50,590)
Commercial Services & Supplies (0.1)%
Pitney Bowes, Inc.	(2,856)	(53,207)
Construction & Engineering (0.3)%
Fluor Corp.	(8,227)	(434,221)
Electrical Equipment (0.1)%
Emerson Electric Co.	(2,051)	(106,693)
Industrial Conglomerates (0.5)%
3M Co.	(2,394)	(402,958)
Roper Industries, Inc.	(2,365)	(404,604)
Total		(807,562)
Machinery (0.7)%
Caterpillar, Inc.	(1,127)	(81,719)
Deere & Co.	(4,670)	(384,294)
PACCAR, Inc.	(6,505)	(362,654)
Parker Hannifin Corp.	(1,087)	(124,831)
SPX Corp.	(10,520)	(174,316)
Total		(1,127,814)
Professional Services (0.3)%
IHS, Inc., Class A(b)	(687)	(84,453)
Robert Half International, Inc.	(8,960)	(372,647)
Total		(457,100)
Road & Rail (0.1)%
Genesee & Wyoming Inc-cl A(b)	(560)	(33,639)
Hertz Global Holdings, Inc.(b)	(12,991)	(125,883)
Total		(159,522)
Trading Companies & Distributors (0.7)%
Air Lease Corp.	(4,358)	(130,958)
Fastenal Co.	(8,425)	(387,803)
MSC Industrial Direct Co., Inc., Class A	(6,927)	(519,178)
Total		(1,037,939)
Total Industrials		(5,069,948)

Investments Sold Short (continued)
Common Stocks (continued)

Issuer	Shares	Value ($)
INFORMATION TECHNOLOGY (5.3)%
Communications Equipment (0.3)%
Arista Networks, Inc.(b)	(5,640)	(413,355)
Brocade Communications Systems, Inc.	(9,427)	(85,409)
Total		(498,764)
Electronic Equipment, Instruments & Components (0.9)%
Dolby Laboratories, Inc., Class A	(16,148)	(766,222)
IPG Photonics Corp.(b)	(6,215)	(536,852)
Vishay Intertechnology, Inc.	(8,133)	(105,404)
Total		(1,408,478)
Internet Software & Services (0.2)%
Shutterstock, Inc.(b)	(4,482)	(188,065)
Twitter, Inc.(b)	(1,601)	(24,367)
Total		(212,432)
IT Services (1.2)%
First Data Corp., Class A(b)	(10,169)	(127,418)
Global Payments, Inc.	(5,745)	(446,329)
International Business Machines Corp.	(1,318)	(202,629)
Teradata Corp.(b)	(6,692)	(189,651)
Western Union Co.	(21,775)	(423,524)
Xerox Corp.	(47,772)	(476,287)
Total		(1,865,838)
Semiconductors & Semiconductor Equipment (0.9)%
Amkor Technology, Inc.(b)	(64,536)	(407,222)
First Solar, Inc.(b)	(1,566)	(77,752)
Intel Corp.	(4,739)	(149,705)
Micron Technology, Inc.(b)	(11,849)	(150,719)
Teradyne, Inc.	(15,325)	(303,588)
Xilinx, Inc.	(5,910)	(280,075)
Total		(1,369,061)
Software (1.0)%
FireEye, Inc.(b)	(8,270)	(131,659)
Netsuite, Inc.(b)	(8,885)	(704,669)
Oracle Corp.	(5,192)	(208,719)
ServiceNow, Inc.(b)	(3,700)	(265,031)
VMware, Inc., Class A(b)	(2,800)	(169,568)
Zynga, Inc., Class A(b)	(45,548)	(117,058)
Total		(1,596,704)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Investments Sold Short (continued)
Common Stocks (continued)

Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals (0.8)%
Hewlett Packard Enterprise Co.	(12,933)	(238,873)
Lexmark International, Inc., Class A	(12,775)	(483,661)
NetApp, Inc.	(20,117)	(513,587)
Total		(1,236,121)
Total Information Technology		(8,187,398)
MATERIALS (0.6)%
Chemicals (0.4)%
Agrium, Inc.	(516)	(46,543)
Air Products & Chemicals, Inc.	(490)	(69,894)
Ashland, Inc.	(1,076)	(121,975)
Ecolab, Inc.	(641)	(75,151)
Fmc Corp.	(2,985)	(141,758)
Ingevity Corp.(b)	(164)	(4,779)
International Flavors & Fragrances, Inc.	(355)	(45,795)
Platform Specialty Products Corp.(b)	(11,542)	(109,533)
WR Grace & Co.	(1,194)	(92,702)
Total		(708,130)
Containers & Packaging (0.1)%
Packaging Corp. of America	(519)	(35,412)
Silgan Holdings, Inc.	(457)	(23,371)
Sonoco Products Co.	(1,388)	(66,166)
Westrock Co.	(987)	(39,095)
Total		(164,044)
Metals & Mining (0.1)%
Allegheny Technologies, Inc.	(7,214)	(89,309)
Total Materials		(961,483)

Investments Sold Short (continued)
Common Stocks (continued)

Issuer	Shares	Value ($)
TELECOMMUNICATION SERVICES (0.1)%
Diversified Telecommunication Services (0.1)%
BCE, Inc.	(818)	(37,661)
Telus Corp.	(2,196)	(69,569)
Verizon Communications, Inc.	(1,250)	(63,625)
Total		(170,855)
Total Telecommunication Services		(170,855)
UTILITIES (0.5)%
Electric Utilities (0.1)%
Southern Co. (The)	(2,232)	(110,350)
Independent Power and Renewable Electricity Producers (0.1)%
NRG Energy, Inc.	(10,428)	(170,811)
Multi-Utilities (0.2)%
Consolidated Edison, Inc.	(1,635)	(119,780)
Dominion Resources, Inc.	(1,329)	(96,020)
Mdu Resources Group, Inc.	(5,779)	(132,166)
Sempra Energy	(1,157)	(123,938)
Total		(471,904)
Water Utilities (0.1)%
Aqua America, Inc.	(2,429)	(78,481)
Total Utilities		(831,546)
Total Common Stocks (Proceeds: $31,604,635)		(32,642,272)
Total Investments Sold Short (Proceeds: $31,604,635)		(32,642,272)
Total Investments, Net of Investments Sold Short		130,219,781
Other Assets & Liabilities, Net		24,161,124
Net Assets		154,380,905

At May 31, 2016, securities and cash totaling $58,986,575 were pledged as collateral.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at May 31, 2016

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
BNP Paribas	06/03/2016	3,035,000	SEK	364,718	USD	852	—
BNP Paribas	06/03/2016	375,387	USD	3,035,000	SEK	—	(11,520)
BNP Paribas	06/23/2016	1,891,659	AUD	1,457,240	USD	91,195	—
BNP Paribas	06/23/2016	800,000	AUD	584,434	USD	6,721	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Forward Foreign Currency Exchange Contracts Open at May 31, 2016 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
BNP Paribas	06/23/2016	100,000	AUD	77,035	USD	4,821	—
BNP Paribas	06/23/2016	3,900,000	CAD	3,077,336	USD	103,349	—
BNP Paribas	06/23/2016	400,000	CAD	309,029	USD	4,005	—
BNP Paribas	06/23/2016	800,000	CHF	822,791	USD	17,111	—
BNP Paribas	06/23/2016	3,179,082	EUR	3,565,182	USD	25,104	—
BNP Paribas	06/23/2016	100,000	GBP	143,432	USD	—	(1,428)
BNP Paribas	06/23/2016	17,292,183	NOK	2,106,234	USD	39,297	—
BNP Paribas	06/23/2016	7,400,000	NOK	904,727	USD	20,204	—
BNP Paribas	06/23/2016	2,900,000	NOK	353,228	USD	6,590	—
BNP Paribas	06/23/2016	2,760,385	NZD	1,889,622	USD	24,090	—
BNP Paribas	06/23/2016	600,000	SEK	72,213	USD	214	—
BNP Paribas	06/23/2016	13,578,233	SGD	10,030,978	USD	174,615	—
BNP Paribas	06/23/2016	100,000	SGD	73,875	USD	1,286	—
BNP Paribas	06/23/2016	100,000	SGD	72,574	USD	—	(15)
BNP Paribas	06/23/2016	938,041	USD	1,300,000	AUD	742	—
BNP Paribas	06/23/2016	236,718	USD	300,000	CAD	—	(7,950)
BNP Paribas	06/23/2016	1,156,334	USD	1,500,000	CAD	—	(12,493)
BNP Paribas	06/23/2016	225,526	USD	200,000	EUR	—	(2,815)
BNP Paribas	06/23/2016	2,013,764	USD	1,780,947	EUR	—	(30,585)
BNP Paribas	06/23/2016	5,510,466	USD	3,803,285	GBP	—	(1,046)
BNP Paribas	06/23/2016	1,016,491	USD	700,000	GBP	—	(2,475)
BNP Paribas	06/23/2016	9,146,398	USD	1,014,609,916	JPY	23,668	—
BNP Paribas	06/23/2016	1,682,026	USD	186,587,121	JPY	4,353	—
BNP Paribas	06/23/2016	917	USD	100,000	JPY	—	(13)
BNP Paribas	06/23/2016	1,238,135	USD	10,300,000	NOK	—	(6,974)
BNP Paribas	06/23/2016	471,618	USD	700,000	NZD	1,458	—
BNP Paribas	06/23/2016	443,628	USD	3,600,000	SEK	—	(11,636)
BNP Paribas	06/23/2016	1,885,421	USD	15,300,000	SEK	—	(49,451)
BNP Paribas	06/23/2016	219,314	USD	300,000	SGD	—	(1,546)
BNP Paribas	07/12/2016	365,311	USD	3,035,000	SEK	—	(837)
Barclays	06/03/2016	2,483,000	CNH	382,618	USD	5,678	—
Barclays	06/03/2016	76,787,000	JPY	703,326	USD	9,868	—
Barclays	06/03/2016	2,363,000	JPY	21,572	USD	232	—
Barclays	06/03/2016	3,036,000	JPY	27,303	USD	—	(115)
Barclays	06/03/2016	376,966	USD	2,483,000	CNH	—	(26)
Barclays	06/03/2016	739,299	USD	82,186,000	JPY	2,917	—
Barclays	06/14/2016	123,276,000	HUF	452,632	USD	15,292	—
Barclays	06/14/2016	5,889,000	MXN	331,820	USD	13,206	—
Barclays	06/23/2016	1,100,000	CHF	1,130,494	USD	22,683	—
Barclays	06/29/2016	20,525,000	SEK	2,470,629	USD	7,006	—
Barclays	06/29/2016	3,704,387	USD	5,484,000	NZD	608	—
Barclays	06/29/2016	2,474,087	USD	3,660,000	NZD	—	(1,387)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Forward Foreign Currency Exchange Contracts Open at May 31, 2016 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	07/12/2016	2,483,000	CNH	376,409	USD	56	—
Barclays	07/12/2016	82,186,000	JPY	740,288	USD	—	(2,978)
Citi	06/03/2016	364,000	CHF	367,468	USD	1,253	—
Citi	06/03/2016	1,448,000	EUR	1,658,995	USD	47,815	—
Citi	06/03/2016	374,867	USD	364,000	CHF	—	(8,652)
Citi	06/03/2016	1,642,971	USD	1,448,000	EUR	—	(31,792)
Citi	06/14/2016	317,000	AUD	236,084	USD	7,082	—
Citi	06/29/2016	3,684,597	USD	5,111,000	AUD	5,376	—
Citi	07/12/2016	677,000	CAD	517,837	USD	1,580	—
Citi	07/12/2016	4,780,000	CNH	724,751	USD	237	—
Citi	07/12/2016	300,000	EUR	335,250	USD	965	—
Citi	07/12/2016	368,171	USD	364,000	CHF	—	(1,258)
Credit Suisse	06/14/2016	51,000	EUR	58,709	USD	1,937	—
Credit Suisse	06/15/2016	40,011,920	RUB	605,798	USD	8,015	—
Credit Suisse	06/23/2016	200,000	CHF	205,664	USD	4,244	—
Credit Suisse	06/23/2016	1,400,000	GBP	2,029,206	USD	1,173	—
Credit Suisse	06/23/2016	200,000	GBP	289,887	USD	168	—
Credit Suisse	06/23/2016	1,600,000	NZD	1,094,888	USD	13,571	—
Credit Suisse	06/23/2016	2,700,000	SEK	332,622	USD	8,627	—
Credit Suisse	06/23/2016	2,600,000	SEK	320,303	USD	8,308	—
Credit Suisse	06/23/2016	1,629,014	USD	180,700,000	JPY	4,156	—
Deutsche Bank	06/15/2016	37,200,000	RUB	563,380	USD	7,607	—
Deutsche Bank	06/23/2016	900,000	AUD	666,072	USD	16,145	—
Deutsche Bank	06/23/2016	500,000	CAD	394,564	USD	13,284	—
Deutsche Bank	06/23/2016	2,600,000	CAD	1,980,863	USD	—	(1,795)
Deutsche Bank	06/23/2016	900,000	CHF	922,498	USD	16,107	—
Deutsche Bank	06/23/2016	100,000	CHF	102,878	USD	2,168	—
Deutsche Bank	06/23/2016	4,221,704	EUR	4,760,634	USD	59,541	—
Deutsche Bank	06/23/2016	7,875,327	GBP	11,414,625	USD	6,466	—
Deutsche Bank	06/23/2016	12,100,000	JPY	111,009	USD	1,649	—
Deutsche Bank	06/23/2016	5,100,000	JPY	45,919	USD	—	(175)
Deutsche Bank	06/23/2016	24,232,384	JPY	218,450	USD	—	(563)
Deutsche Bank	06/23/2016	112,000,000	JPY	1,010,476	USD	—	(1,782)
Deutsche Bank	06/23/2016	3,211,151	NZD	2,198,044	USD	27,875	—
Deutsche Bank	06/23/2016	700,000	NZD	479,082	USD	6,006	—
Deutsche Bank	06/23/2016	14,305,246	SEK	1,754,171	USD	37,570	—
Deutsche Bank	06/23/2016	900,000	SEK	107,963	USD	—	(35)
Deutsche Bank	06/23/2016	1,000,000	SGD	736,986	USD	11,091	—
Deutsche Bank	06/23/2016	231,004	USD	300,000	AUD	—	(14,362)
Deutsche Bank	06/23/2016	1,386,023	USD	1,800,000	AUD	—	(86,170)
Deutsche Bank	06/23/2016	229,443	USD	300,000	CAD	—	(675)
Deutsche Bank	06/23/2016	8,060,445	USD	10,236,377	CAD	—	(254,584)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Forward Foreign Currency Exchange Contracts Open at May 31, 2016 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Deutsche Bank	06/23/2016	10,427,059	USD	10,168,402	CHF	—	(186,456)
Deutsche Bank	06/23/2016	225,531	USD	200,000	EUR	—	(2,821)
Deutsche Bank	06/23/2016	447,688	USD	395,336	EUR	—	(7,461)
Deutsche Bank	06/23/2016	144,942	USD	100,000	GBP	—	(82)
Deutsche Bank	06/23/2016	1,751,353	USD	1,200,000	GBP	—	(13,039)
Deutsche Bank	06/23/2016	5,180,199	USD	574,167,169	JPY	9,136	—
Deutsche Bank	06/23/2016	389,587	USD	3,200,000	NOK	—	(7,091)
Deutsche Bank	06/23/2016	637,896	USD	5,225,191	NOK	—	(13,328)
Deutsche Bank	06/23/2016	2,855,763	USD	4,172,633	NZD	—	(35,801)
Deutsche Bank	06/23/2016	889,809	USD	7,400,000	SEK	—	(1,824)
Deutsche Bank	06/23/2016	761,672	USD	6,181,554	SEK	—	(19,898)
Deutsche Bank	06/23/2016	147,852	USD	200,000	SGD	—	(2,674)
Deutsche Bank	06/23/2016	17,822,403	USD	24,108,365	SGD	—	(322,277)
HSBC	06/03/2016	729,000	AUD	527,964	USD	1,100	—
HSBC	06/03/2016	159,633	USD	221,000	AUD	88	—
HSBC	06/03/2016	373,738	USD	508,000	AUD	—	(6,596)
HSBC	06/14/2016	280	USD	30,000	JPY	—	(9)
HSBC	06/23/2016	13,142,874	AUD	10,125,191	USD	634,187	—
HSBC	06/23/2016	1,098,400	AUD	818,703	USD	25,504	—
HSBC	06/23/2016	4,293,362	CAD	3,370,545	USD	96,595	—
HSBC	06/23/2016	100,000	CAD	78,916	USD	2,660	—
HSBC	06/23/2016	1,200,000	CHF	1,231,691	USD	23,171	—
HSBC	06/23/2016	300,000	CHF	310,467	USD	8,337	—
HSBC	06/23/2016	4,109,106	EUR	4,634,163	USD	58,454	—
HSBC	06/23/2016	124,524	GBP	180,510	USD	125	—
HSBC	06/23/2016	1,053,901	GBP	1,525,762	USD	—	(914)
HSBC	06/23/2016	102,549,260	JPY	956,259	USD	29,417	—
HSBC	06/23/2016	8,300,000	JPY	77,360	USD	2,345	—
HSBC	06/23/2016	4,400,000	NOK	536,238	USD	10,305	—
HSBC	06/23/2016	1,700,000	NOK	207,183	USD	3,981	—
HSBC	06/23/2016	1,000,000	NZD	686,914	USD	11,091	—
HSBC	06/23/2016	200,000	NZD	136,921	USD	1,756	—
HSBC	06/23/2016	3,582,291	SGD	2,647,092	USD	46,727	—
HSBC	06/23/2016	900,000	SGD	660,939	USD	7,634	—
HSBC	06/23/2016	74,552	USD	100,000	AUD	—	(2,337)
HSBC	06/23/2016	154,079	USD	200,000	AUD	—	(9,651)
HSBC	06/23/2016	102,838	USD	100,000	CHF	—	(2,128)
HSBC	06/23/2016	1,359,452	USD	1,319,991	CHF	—	(30,089)
HSBC	06/23/2016	112,778	USD	100,000	EUR	—	(1,423)
HSBC	06/23/2016	684,514	USD	600,000	EUR	—	(16,382)
HSBC	06/23/2016	578,378	USD	400,000	GBP	1,060	—
HSBC	06/23/2016	144,960	USD	100,000	GBP	—	(101)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Forward Foreign Currency Exchange Contracts Open at May 31, 2016 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
HSBC	06/23/2016	3,754,321	USD	416,418,409	JPY	9,277	—
HSBC	06/23/2016	35,161	USD	3,900,000	JPY	87	—
HSBC	06/23/2016	244,263	USD	26,600,000	JPY	—	(3,852)
HSBC	06/23/2016	831,912	USD	6,800,000	NOK	—	(19,107)
HSBC	06/23/2016	4,097,443	USD	5,985,138	NZD	—	(52,550)
HSBC	06/23/2016	382,223	USD	3,100,000	SEK	—	(10,229)
HSBC	06/23/2016	744,834	USD	6,041,883	SEK	—	(19,820)
HSBC	06/23/2016	886,726	USD	1,200,000	SGD	—	(15,653)
HSBC	06/29/2016	3,670,000	CHF	3,712,921	USD	15,746	—
HSBC	07/12/2016	527,227	USD	729,000	AUD	—	(1,154)
Morgan Stanley	06/14/2016	1,316,000	PLN	334,805	USD	1,209	—
Morgan Stanley	06/23/2016	100,000	CHF	102,820	USD	2,110	—
Morgan Stanley	06/23/2016	18,000,000	JPY	162,264	USD	—	(420)
Morgan Stanley	06/23/2016	1,100,000	SEK	135,499	USD	3,501	—
Morgan Stanley	06/29/2016	2,455,992	USD	3,226,000	CAD	4,018	—
Standard Chartered	06/03/2016	14,526,000	MXN	788,336	USD	1,401	—
Standard Chartered	06/03/2016	2,885,000	MXN	156,280	USD	—	(13)
Standard Chartered	06/03/2016	994,624	USD	17,411,000	MXN	—	(51,396)
Standard Chartered	06/14/2016	497,300	GBP	720,022	USD	—	(312)
Standard Chartered	06/29/2016	675,730,000	JPY	6,178,216	USD	69,515	—
Standard Chartered	06/29/2016	10,807,000	JPY	97,367	USD	—	(330)
Standard Chartered	07/12/2016	785,098	USD	14,526,000	MXN	—	(1,652)
State Street	06/14/2016	726,000	CAD	561,728	USD	8,105	—
State Street	06/23/2016	100,000	AUD	71,742	USD	—	(472)
State Street	06/23/2016	200,000	CAD	157,799	USD	5,287	—
State Street	06/23/2016	3,019,890	CHF	3,105,624	USD	64,291	—
State Street	06/23/2016	1,003,271	GBP	1,456,015	USD	2,681	—
State Street	06/23/2016	569,645,050	JPY	5,135,880	USD	—	(12,584)
State Street	06/23/2016	8,500,000	NOK	1,034,815	USD	18,809	—
State Street	06/23/2016	100,000	NOK	12,174	USD	221	—
State Street	06/23/2016	1,916,683	NZD	1,312,096	USD	16,758	—
State Street	06/23/2016	3,315,706	SGD	2,449,004	USD	42,151	—
State Street	06/23/2016	1,100,000	SGD	795,316	USD	—	(3,168)
State Street	06/23/2016	2,944,346	USD	3,822,089	AUD	—	(184,257)
State Street	06/23/2016	1,561,425	USD	1,979,006	CAD	—	(52,313)
State Street	06/23/2016	102,839	USD	100,000	CHF	—	(2,129)
State Street	06/23/2016	2,192,031	USD	1,943,750	EUR	—	(27,562)
State Street	06/23/2016	245,233	USD	27,200,000	JPY	601	—
State Street	06/23/2016	774,517	USD	85,538,178	JPY	—	(1,421)
State Street	06/23/2016	1,046,312	USD	1,548,373	NZD	115	—
State Street	06/23/2016	616,109	USD	900,000	NZD	—	(7,869)
State Street	06/23/2016	4,287,827	USD	34,800,000	SEK	—	(111,896)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Forward Foreign Currency Exchange Contracts Open at May 31, 2016 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
State Street	06/23/2016	960,189	USD	1,300,000	SGD	—	(16,526)
State Street	07/12/2016	1,587,000	NZD	1,067,749	USD	—	(3,740)
UBS	06/23/2016	1,200,000	AUD	911,268	USD	44,699	—
UBS	06/23/2016	718,348	CAD	568,642	USD	20,858	—
UBS	06/23/2016	7,085,883	CHF	7,277,059	USD	140,862	—
UBS	06/23/2016	89,200,000	JPY	826,937	USD	20,746	—
UBS	06/23/2016	27,900,000	JPY	251,590	USD	—	(570)
UBS	06/23/2016	1,495,815,434	JPY	13,488,635	USD	—	(30,576)
UBS	06/23/2016	1,600,000	NOK	198,487	USD	7,239	—
UBS	06/23/2016	2,400,000	NOK	286,757	USD	—	(116)
UBS	06/23/2016	2,862,429	NZD	1,959,152	USD	24,657	—
UBS	06/23/2016	2,112,504	NZD	1,427,081	USD	—	(598)
UBS	06/23/2016	55,566,876	SEK	6,843,953	USD	176,039	—
UBS	06/23/2016	4,800,000	SEK	591,197	USD	15,207	—
UBS	06/23/2016	1,700,000	SGD	1,256,551	USD	22,530	—
UBS	06/23/2016	755,881	SGD	561,259	USD	12,569	—
UBS	06/23/2016	100,000	SGD	72,301	USD	—	(288)
UBS	06/23/2016	77,020	USD	100,000	AUD	—	(4,806)
UBS	06/23/2016	7,280,305	USD	9,455,388	AUD	—	(452,180)
UBS	06/23/2016	394,493	USD	500,000	CAD	—	(13,213)
UBS	06/23/2016	205,677	USD	200,000	CHF	—	(4,257)
UBS	06/23/2016	1,043,645	USD	1,000,000	CHF	—	(36,545)
UBS	06/23/2016	7,905,882	USD	6,998,084	EUR	—	(113,139)
UBS	06/23/2016	9,118,454	USD	6,286,242	GBP	—	(12,236)
UBS	06/23/2016	182,578	USD	1,500,000	NOK	—	(3,283)
UBS	06/23/2016	1,436,664	USD	11,800,000	NOK	—	(26,208)
UBS	06/23/2016	201,789	USD	300,000	NZD	958	—
UBS	06/23/2016	1,683,587	USD	2,418,033	NZD	—	(49,425)
UBS	06/23/2016	499,989	USD	4,000,000	SEK	—	(19,997)
Total						2,673,157	(2,597,377)

Futures Contracts Outstanding at May 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
10-Year Mini JGB	41	JPY	5,624,888	06/2016	2,015	—
10-Year Mini JGB	64	JPY	8,780,313	06/2016	—	(177)
3-Month Euro Euribor	7	EUR	1,952,785	12/2016	—	(14)
3-Month Euroyen TFX	36	JPY	8,131,575	12/2016	1,531	—
3-Month Euroyen TFX	32	JPY	7,228,067	12/2016	—	(598)
90-Day Euro$	17	USD	4,210,050	12/2016	—	(4,924)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Futures Contracts Outstanding at May 31, 2016 (continued)

Long Futures Contracts Outstanding (continued)

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
90-Day Sterling	32	GBP	5,758,638	12/2016	—	(563)
Australian 10-Year Bond	56	AUD	5,378,406	06/2016	57,283	—
Australian 10-Year Bond	22	AUD	2,112,945	06/2016	767	—
Australian 3-Year Bond	13	AUD	1,059,020	06/2016	7,056	—
Banker's Acceptance	55	CAD	10,383,145	12/2016	1,970	—
Banker's Acceptance	18	CAD	3,398,120	12/2016	—	(1,785)
CAC40 Index	1	EUR	49,847	06/2016	2,584	—
CAC40 Index	1	EUR	49,847	06/2016	958	—
Canadian Government 10-Year Bond	22	CAD	2,431,433	09/2016	7,046	—
EURO STOXX 50	36	EUR	1,222,892	06/2016	55,648	—
Euro CHF 3-Month ICE	17	CHF	4,310,287	12/2016	—	(1,754)
Euro-Bund	24	EUR	4,378,590	06/2016	21,514	—
FTSE 100 Index	11	GBP	990,881	06/2016	26,684	—
FTSE 100 Index	2	GBP	180,160	06/2016	1,961	—
FTSE/MIB Index	1	EUR	100,355	06/2016	5,439	—
Hang Seng Index	1	HKD	131,738	06/2016	2,455	—
Long Gilt	13	GBP	2,311,204	09/2016	6,117	—
Long Gilt	1	GBP	177,785	09/2016	309	—
Mini MSCI Emerging Markets Index	55	USD	2,215,400	06/2016	—	(15,652)
S&P 500 E-mini	54	USD	5,656,230	06/2016	222,647	—
S&P 500 E-mini	3	USD	314,235	06/2016	5,340	—
S&P/TSE 60 Index	1	CAD	125,031	06/2016	—	(872)
SPI 200 Index	2	AUD	194,492	06/2016	11,256	—
TOPIX Index	10	JPY	1,243,509	06/2016	41,328	—
U.S. Treasury 5-Year Note	44	USD	5,285,156	09/2016	1,983	—
Total			95,387,024		483,891	(26,339)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
3-Month Euro Euribor	(18)	EUR	(5,021,446)	12/2016	—	(410)
90-Day Euro$	(7)	USD	(1,733,550)	12/2016	—	(456)
90-Day Euro$	(8)	USD	(1,981,200)	12/2016	—	(916)
Banker's Acceptance	(21)	CAD	(3,964,474)	12/2016	4,725	—
Canadian Government 10-Year Bond	(5)	CAD	(552,598)	09/2016	—	(1,193)
Canadian Government 10-Year Bond	(7)	CAD	(773,638)	09/2016	—	(3,452)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Futures Contracts Outstanding at May 31, 2016 (continued)

Short Futures Contracts Outstanding (continued)

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
Euro CHF 3-Month ICE	(16)	CHF	(4,056,740)	12/2016	2,798	—
Euro-Bund	(4)	EUR	(729,765)	06/2016	—	(2,016)
Euro-Bund	(16)	EUR	(2,919,060)	06/2016	—	(22,818)
Hang Seng Index	(1)	HKD	(131,738)	06/2016	—	(2,056)
IBEX 35 Index	(1)	EUR	(100,341)	06/2016	—	(3,880)
Long Gilt	(2)	GBP	(355,570)	09/2016	—	(712)
OMXS30 Index	(2)	SEK	(32,758)	06/2016	—	(885)
S&P 500 E-mini	(1)	USD	(104,745)	06/2016	115	—
SPI 200 Index	(1)	AUD	(97,246)	06/2016	54	—
SPI 200 Index	(1)	AUD	(97,246)	06/2016	—	(325)
TOPIX Index	(2)	JPY	(248,702)	06/2016	—	(13,084)
U.S. Long Bond	(4)	USD	(653,250)	09/2016	—	(1,788)
U.S. Long Bond	(17)	USD	(2,776,312)	09/2016	—	(18,755)
U.S. Treasury 10-Year Note	(5)	USD	(648,438)	09/2016	—	(361)
U.S. Treasury 10-Year Note	(23)	USD	(2,982,812)	09/2016	—	(6,113)
U.S. Treasury 5-Year Note	(19)	USD	(2,282,227)	09/2016	—	(920)
U.S. Ultra Bond	(2)	USD	(350,250)	09/2016	—	(832)
Total			(32,594,106)		7,692	(80,972)

Credit Default Swap Contracts Outstanding at May 31, 2016

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Currency	Notional Amount	Market Value ($)	Premium Paid ($)	Premium Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Goldman Sachs International	Markit CDX Emerging Markets Index, Series 25	06/20/2021	1.000	USD	800,000	72,625	71,468	—	(1,600)	—	(443)

Cleared Credit Default Swap Contracts Outstanding at May 31, 2016

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	Markit CDX North America Investment Grade Index, Series 26	06/20/2021	1.000	USD	450,000	—	(1,877)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Cleared Credit Default Swap Contracts Outstanding at May 31, 2016

Sell Protection

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)**	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	Markit iTraxx Europe Crossover Index, Series 25	06/20/2021	5.000	3.154	EUR	1,090,000	18,381	—

**Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Cleared Interest Rate Swap Contracts Outstanding at May 31, 2016

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	3-Month USD LIBOR-BBA	Fixed rate of 1.577%	09/15/2020	USD	1,400,000	—	(20,418)
Morgan Stanley	3-Month USD LIBOR-BBA	Fixed rate of 1.905%	09/15/2022	USD	3,489,000	—	(106,019)
Total						—	(126,437)

Total Return Swap Contracts Outstanding at May 31, 2016

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount	Premium Paid ($)	Premium Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Goldman Sachs International	Total return on Goldman Sachs Risk Premia Basket Series 44 Excess Return(a)	Fixed rate of 0.350%	09/20/2016	USD	2,997,895	—	—	—	(41,759)
Goldman Sachs International	Total return on Goldman Sachs Risk Premia Basket Series 44 Excess Return(a)	Fixed rate of 0.350%	10/15/2016	USD	4,821,065	—	—	—	(67,155)
Goldman Sachs International	Total return on Goldman Sachs Risk Premia Basket Series 44 Excess Return(a)	Fixed rate of 0.350%	11/09/2016	USD	9,962,825	—	—	—	(138,777)
Goldman Sachs International	Total return on Goldman Sachs Risk Premia Basket Series 27 Excess Return(b)	Fixed rate of 0.350%	11/30/2016	USD	19,080,150	—	—	—	(264,620)
Total						—	—	—	(512,311)

(a) Underlying assets of this index include forward foreign currency exchange contracts, long/short foreign and domestic commodity futures, long/short foreign and domestic index futures, options on short commodity futures, options on foreign and domestic indices, short currency options, foreign indices and long/short foreign and domestic equities.

(b) Underlying assets of this index include forward foreign currency exchange contracts, long/short commodity futures, long/short foreign and domestic bond futures, options on short commodity futures, options on foreign and domestic indices and long/short foreign and domestic equities.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Notes to Consolidated Portfolio of Investments

(a)  This security or a portion of this security has been pledged as collateral in connection with securities sold short.

(b)  Non-income producing investment.

(c)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At May 31, 2016, the value of these securities amounted to $5,463,178 or 3.54% of net assets.

(d)  Variable rate security.

(e)  Interest Only (IO) represents the right to receive the monthly interest payments on an underlying pool of mortgage loans.

(f)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(g)  Principal and interest may not be guaranteed by the government.

(h)  Purchased swaption contracts outstanding at May 31, 2016:

Description	Counterparty	Fund Receives	Fund Pays	Exercise Rate (%)	Expiration Date	Notional Amount ($)	Premium Paid ($)	Market Value ($)
Put — OTC 5-Year Interest Rate Swap	Barclays	3-Month USD LIBOR BBA	Fixed rate of 2.150%	2.150	09/13/2021	670,000	9,196	198
Put — OTC 5-Year Interest Rate Swap	Barclays	3-Month USD LIBOR BBA	Fixed rate of 2.000%	2.000	12/06/2021	600,000	8,400	1,418
Total							17,596	1,616

(i)  The rate shown is the seven-day current annualized yield at May 31, 2016.

(j)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	58,711,963	175,801,993	(150,470,270)	84,043,686	224,255	84,043,686

Abbreviation Legend

ADR  American Depositary Receipt

CMO  Collateralized Mortgage Obligation

PIK  Payment-in-Kind

Currency Legend

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

CNH  Yuan Offshore Renminbi

EUR  Euro

GBP  British Pound

HKD  Hong Kong Dollar

HUF  Hungarian Forint

JPY  Japanese Yen

MXN  Mexican Peso

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Currency Legend (continued)

NOK  Norwegian Krone

NZD  New Zealand Dollar

PLN  Polish Zloty

RUB  Russian Rouble

SEK  Swedish Krona

SGD  Singapore Dollar

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing,

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Fair Value Measurements (continued)

including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	8,925,650	—	—	8,925,650
Consumer Staples	2,389,333	—	—	2,389,333
Energy	1,742,578	—	—	1,742,578
Financials	4,527,563	—	—	4,527,563
Health Care	8,085,184	—	—	8,085,184
Industrials	5,887,043	—	—	5,887,043
Information Technology	9,944,929	—	—	9,944,929
Materials	1,607,618	—	—	1,607,618
Telecommunication Services	147,967	—	—	147,967
Utilities	1,172,206	—	—	1,172,206
Total Common Stocks	44,430,071	—	—	44,430,071

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Fair Value Measurements (continued)

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Corporate Bonds & Notes	—	2,913,381	—	2,913,381
Residential Mortgage-Backed Securities — Agency	—	57,375	—	57,375
Residential Mortgage-Backed Securities — Non-Agency	—	1,091,648	—	1,091,648
Commercial Mortgage-Backed Securities — Non-Agency	—	1,099,381	—	1,099,381
Asset-Backed Securities — Non-Agency	—	—	100,038	100,038
Inflation-Indexed Bonds	—	122,544	—	122,544
U.S. Treasury Obligations	71,838	—	—	71,838
Foreign Government Obligations	—	5,274,225	—	5,274,225
Exchange-Traded Funds	21,632,695	—	—	21,632,695
Limited Partnerships
Financials	88,161	—	—	88,161
Treasury Bills	1,935,394	—	—	1,935,394
Options Purchased Puts	—	1,616	—	1,616
Investments measured at net asset value
Money Market Funds	—	—	—	84,043,686
Total Investments	68,158,159	10,560,170	100,038	162,862,053
Investments Sold Short
Common Stocks
Consumer Discretionary	(6,277,938)	(380)	—	(6,278,318)
Consumer Staples	(1,459,615)	—	—	(1,459,615)
Energy	(1,000,720)	—	—	(1,000,720)
Financials	(2,752,204)	—	—	(2,752,204)
Health Care	(5,930,185)	—	—	(5,930,185)
Industrials	(5,069,948)	—	—	(5,069,948)
Information Technology	(8,187,398)	—	—	(8,187,398)
Materials	(961,483)	—	—	(961,483)
Telecommunication Services	(170,855)	—	—	(170,855)
Utilities	(831,546)	—	—	(831,546)
Total Common Stocks	(32,641,892)	(380)	—	(32,642,272)
Total Investments Sold Short	(32,641,892)	(380)	—	(32,642,272)
Total Investments, Net of Investments Sold Short	35,516,267	10,559,790	100,038	130,219,781

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Fair Value Measurements (continued)

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	2,673,157	—	2,673,157
Futures Contracts	491,583	—	—	491,583
Swap Contracts	—	18,381	—	18,381
Liabilities
Forward Foreign Currency Exchange Contracts	—	(2,597,377)	—	(2,597,377)
Futures Contracts	(107,311)	—	—	(107,311)
Swap Contracts	—	(128,757)	(512,311)	(641,068)
Total	35,900,539	10,525,194	(412,273)	130,057,146

See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain mortgage backed securities and swap contracts classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) valuation measurement.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

May 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $77,659,709)	$78,816,751
Affiliated issuers (identified cost $84,043,686)	84,043,686
Options purchased (identified cost $17,596)	1,616
Total investments (identified cost $161,720,991)	162,862,053
Cash	1,707
Cash collateral held at broker	23,002,015
Margin deposits	1,581,378
Unrealized appreciation on forward foreign currency exchange contracts	2,673,157
Premiums paid on outstanding swap contracts	71,468
Receivable for:
Investments sold	224,593
Capital shares sold	34,020
Dividends	101,149
Interest	128,574
Foreign tax reclaims	9,209
Variation margin	53,779
Expense reimbursement due from Investment Manager	8,052
Prepaid expenses	113
Trustees' deferred compensation plan	4,180
Total assets	190,755,447
Liabilities
Securities sold short, at value (proceeds $31,604,635)	32,642,272
Foreign currency (cost $3,510)	3,496
Unrealized depreciation on forward foreign currency exchange contracts	2,597,377
Unrealized depreciation on swap contracts	512,754
Payable for:
Investments purchased	173,426
Capital shares purchased	125,651
Dividends and interest on securities sold short	74,792
Variation margin	95,911
Investment management fees	19,933
Distribution and/or service fees	1,151
Transfer agent fees	28,509
Compensation of board members	118
Chief compliance officer expenses	13
Other expenses	94,959
Trustees' deferred compensation plan	4,180
Total liabilities	36,374,542
Net assets applicable to outstanding capital stock	$154,380,905
Represented by
Paid-in capital	$157,159,455
Excess of distributions over net investment income	(903,351)
Accumulated net realized loss	(1,808,702)
Unrealized appreciation (depreciation) on:
Investments	1,157,042
Foreign currency translations	(7,287)
Forward foreign currency exchange contracts	75,780
Futures contracts	384,272
Options purchased	(15,980)
Securities sold short	(1,037,637)
Swap contracts	(622,687)
Total — representing net assets applicable to outstanding capital stock	$154,380,905

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (continued)

May 31, 2016

Class A
Net assets	$208,601
Shares outstanding	21,698
Net asset value per share	$9.61
Maximum offering price per share(a)	$10.20
Class C
Net assets	$9,539
Shares outstanding	1,000
Net asset value per share	$9.54
Class I
Net assets	$111,609,607
Shares outstanding	11,565,049
Net asset value per share	$9.65
Class R4
Net assets	$9,636
Shares outstanding	1,000
Net asset value per share	$9.64
Class R5
Net assets	$9,646
Shares outstanding	1,000
Net asset value per share	$9.65
Class W
Net assets	$41,795,734
Shares outstanding	4,345,568
Net asset value per share	$9.62
Class Z
Net assets	$738,142
Shares outstanding	76,601
Net asset value per share	$9.64

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended May 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$688,948
Dividends — affiliated issuers	224,255
Interest	424,522
Foreign taxes withheld	(3,865)
Total income	1,333,860
Expenses:
Investment management fees	1,620,956
Distribution and/or service fees
Class A	383
Class C	98
Class W	61,508
Transfer agent fees
Class A	895
Class C	46
Class R4	46
Class R5	5
Class W	197,852
Class Z	3,533
Compensation of board members	18,502
Custodian fees	72,811
Printing and postage fees	52,914
Registration fees	82,352
Audit fees	60,693
Legal fees	3,694
Dividends and interest on securities sold short	709,577
Chief compliance officer expenses	68
Other	99,365
Total expenses	2,985,298
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(392,299)
Total net expenses	2,592,999
Net investment loss	(1,259,139)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(4,075,312)
Foreign currency translations	42,310
Forward foreign currency exchange contracts	(325,205)
Futures contracts	(2,207,628)
Securities sold short	3,245,933
Swap contracts	1,199,130
Net realized loss	(2,120,772)
Net change in unrealized appreciation (depreciation) on:
Investments	998,875
Foreign currency translations	7,685
Forward foreign currency exchange contracts	196,955
Futures contracts	234,757
Options purchased	(15,980)
Securities sold short	(912,727)
Swap contracts	(1,208,807)
Net change in unrealized depreciation	(699,242)
Net realized and unrealized loss	(2,820,014)
Net decrease in net assets from operations	$(4,079,153)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31, 2016	Year Ended May 31, 2015(a)
Operations
Net investment loss	$(1,259,139)	$(214,038)
Net realized gain (loss)	(2,120,772)	733,142
Net change in unrealized appreciation (depreciation)	(699,242)	632,745
Net increase (decrease) in net assets resulting from operations	(4,079,153)	1,151,849
Distributions to shareholders
Net investment income
Class A	(518)	—
Class C	(9)	—
Class I	(440,917)	—
Class R4	(36)	—
Class R5	(36)	—
Class W	(132,341)	—
Class Z	(2,746)	—
Net realized gains
Class A	(1,079)	—
Class C	(61)	—
Class I	(711,822)	—
Class R4	(61)	—
Class R5	(61)	—
Class W	(277,711)	—
Class Z	(4,640)	—
Total distributions to shareholders	(1,572,038)	—
Increase in net assets from capital stock activity	51,696,990	107,113,257
Total increase in net assets	46,045,799	108,265,106
Net assets at beginning of year	108,335,106	70,000
Net assets at end of year	$154,380,905	$108,335,106
Undistributed (excess of distributions over) net investment income	$(903,351)	$40,247

(a) Based on operations from February 19, 2015 (commencement of operations) through the stated period end.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2016		Year Ended May 31, 2015(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	20,554	202,447	119	1,195
Distributions reinvested	155	1,507	—	—
Redemptions	(130)	(1,269)	—	—
Net increase	20,579	202,685	119	1,195
Class I shares
Subscriptions	1,630,984	15,949,695	10,690,962	106,932,653
Distributions reinvested	118,584	1,152,640	—	—
Redemptions	(819,583)	(7,962,439)	(56,898)	(576,466)
Net increase	929,985	9,139,896	10,634,064	106,356,187
Class W shares
Subscriptions	4,872,747	47,428,065	—	—
Distributions reinvested	42,264	409,961	—	—
Redemptions	(570,443)	(5,485,481)	—	—
Net increase	4,344,568	42,352,545	—	—
Class Z shares
Subscriptions	591	5,708	75,396	755,875
Distributions reinvested	751	7,288	—	—
Redemptions	(1,137)	(11,132)	—	—
Net increase	205	1,864	75,396	755,875
Total net increase	5,295,337	51,696,990	10,709,579	107,113,257

(a) Based on operations from February 19, 2015 (commencement of operations) through the stated period end.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended May 31,
Class A	2016		2015(a)
Per share data
Net asset value, beginning of period	$10.10		$10.00
Income from investment operations:
Net investment loss	(0.13)		(0.03)
Net realized and unrealized gain (loss)	(0.27)		0.13
Total from investment operations	(0.40)		0.10
Less distributions to shareholders:
Net investment income	(0.03)		—
Net realized gains	(0.06)		—
Total distributions to shareholders	(0.09)		—
Net asset value, end of period	$9.61		$10.10
Total return	(3.96%)		1.00%
Ratios to average net assets(b)
Total gross expenses	3.03	%(c)	2.11	%(c)(d)
Total net expenses(e)	2.22	%(c)	1.99	%(c)(d)
Net investment loss	(1.31%)		(1.04	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$209		$11
Portfolio turnover	196%		60%

Notes to Consolidated Financial Highlights

(a)  Based on operations from February 19, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.53% and 0.41% the years ended May 31, 2016 and 2015, respectively.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class C	2016		2015(a)
Per share data
Net asset value, beginning of period	$10.08		$10.00
Income from investment operations:
Net investment loss	(0.19)		(0.05)
Net realized and unrealized gain (loss)	(0.28)		0.13
Total from investment operations	(0.47)		0.08
Less distributions to shareholders:
Net investment income	(0.01)		—
Net realized gains	(0.06)		—
Total distributions to shareholders	(0.07)		—
Net asset value, end of period	$9.54		$10.08
Total return	(4.68%)		0.80%
Ratios to average net assets(b)
Total gross expenses	3.78	%(c)	2.89	%(c)(d)
Total net expenses(e)	2.97	%(c)	2.75	%(c)(d)
Net investment loss	(2.00%)		(1.80	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$10		$10
Portfolio turnover	196%		60%

Notes to Consolidated Financial Highlights

(a)  Based on operations from February 19, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.50% and 0.42% for the years ended May 31, 2016 and 2015, respectively.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class I	2016		2015(a)
Per share data
Net asset value, beginning of period	$10.11		$10.00
Income from investment operations:
Net investment loss	(0.08)		(0.02)
Net realized and unrealized gain (loss)	(0.28)		0.13
Total from investment operations	(0.36)		0.11
Less distributions to shareholders:
Net investment income	(0.04)		—
Net realized gains	(0.06)		—
Total distributions to shareholders	(0.10)		—
Net asset value, end of period	$9.65		$10.11
Total return	(3.58%)		1.10%
Ratios to average net assets(b)
Total gross expenses	1.97	%(c)	1.84	%(c)(d)
Total net expenses(e)	1.80	%(c)	1.69	%(c)(d)
Net investment loss	(0.83%)		(0.74	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$111,610		$107,511
Portfolio turnover	196%		60%

Notes to Consolidated Financial Highlights

(a)  Based on operations from February 19, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.50% and 0.42% for the years ended May 31, 2016 and 2015, respectively.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R4	2016		2015(a)
Per share data
Net asset value, beginning of period	$10.11		$10.00
Income from investment operations:
Net investment loss	(0.09)		(0.02)
Net realized and unrealized gain (loss)	(0.28)		0.13
Total from investment operations	(0.37)		0.11
Less distributions to shareholders:
Net investment income	(0.04)		—
Net realized gains	(0.06)		—
Total distributions to shareholders	(0.10)		—
Net asset value, end of period	$9.64		$10.11
Total return	(3.69%)		1.10%
Ratios to average net assets(b)
Total gross expenses	2.77	%(c)	1.89	%(c)(d)
Total net expenses(e)	1.97	%(c)	1.74	%(c)(d)
Net investment loss	(0.99%)		(0.79	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$10		$10
Portfolio turnover	196%		60%

Notes to Consolidated Financial Highlights

(a)  Based on operations from February 19, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.50% and 0.42% for the years ended May 31, 2016 and 2015, respectively.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R5	2016		2015(a)
Per share data
Net asset value, beginning of period	$10.11		$10.00
Income from investment operations:
Net investment loss	(0.09)		(0.02)
Net realized and unrealized gain (loss)	(0.27)		0.13
Total from investment operations	(0.36)		0.11
Less distributions to shareholders:
Net investment income	(0.04)		—
Net realized gains	(0.06)		—
Total distributions to shareholders	(0.10)		—
Net asset value, end of period	$9.65		$10.11
Total return	(3.59%)		1.10%
Ratios to average net assets(b)
Total gross expenses	2.02	%(c)	1.89	%(c)(d)
Total net expenses(e)	1.85	%(c)	1.74	%(c)(d)
Net investment loss	(0.88%)		(0.80	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$10		$10
Portfolio turnover	196%		60%

Notes to Consolidated Financial Highlights

(a)  Based on operations from February 19, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.50% and 0.42% for the years ended May 31, 2016 and 2015, respectively.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class W	2016		2015(a)
Per share data
Net asset value, beginning of period	$10.10		$10.00
Income from investment operations:
Net investment loss	(0.13)		(0.03)
Net realized and unrealized gain (loss)	(0.26)		0.13
Total from investment operations	(0.39)		0.10
Less distributions to shareholders:
Net investment income	(0.03)		—
Net realized gains	(0.06)		—
Total distributions to shareholders	(0.09)		—
Net asset value, end of period	$9.62		$10.10
Total return	(3.87%)		1.00%
Ratios to average net assets(b)
Total gross expenses	3.03	%(c)	2.14	%(c)(d)
Total net expenses(e)	2.22	%(c)	2.00	%(c)(d)
Net investment loss	(1.24%)		(1.05	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$41,796		$10
Portfolio turnover	196%		60%

Notes to Consolidated Financial Highlights

(a)  Based on operations from February 19, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.60% and 0.42% for the years ended May 31, 2016 and 2015, respectively.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class Z	2016		2015(a)
Per share data
Net asset value, beginning of period	$10.11		$10.00
Income from investment operations:
Net investment loss	(0.10)		(0.02)
Net realized and unrealized gain (loss)	(0.27)		0.13
Total from investment operations	(0.37)		0.11
Less distributions to shareholders:
Net investment income	(0.04)		—
Net realized gains	(0.06)		—
Total distributions to shareholders	(0.10)		—
Net asset value, end of period	$9.64		$10.11
Total return	(3.69%)		1.10%
Ratios to average net assets(b)
Total gross expenses	2.77	%(c)	1.91	%(c)(d)
Total net expenses(e)	1.97	%(c)	1.75	%(c)(d)
Net investment loss	(0.99%)		(0.74	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$738		$772
Portfolio turnover	196%		60%

Notes to Consolidated Financial Highlights

(a)  Based on operations from February 19, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.50% and 0.44% for the years ended May 31, 2016 and 2015, respectively.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

May 31, 2016

Note 1. Organization

Columbia Diversified Absolute Return Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Basis for Consolidation (Columbia Diversified Absolute Return Fund)

CDARF1 Offshore Fund, Ltd., CDARF2 Offshore Fund, Ltd. and CDARF3 Offshore Fund, Ltd. (each, a Subsidiary) are each a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. Each Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund's investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of each Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiaries, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiaries. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and each respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and each Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.

At May 31, 2016, each Subsidiary financial statement information is as follows:

	CDARF1 Offshore Fund, Ltd.	CDARF2 Offshore Fund, Ltd.	CDARF3 Offshore Fund, Ltd.
% of consolidated fund net assets	0.16%	2.19%	5.95%
Net assets	$244,031	$3,373,687	$9,180,353
Net investment income (loss)	(14,838)	(28,118)	(72,609)
Net realized gain (loss)	(83,224)	(26,201)	1,291,408
Net change in unrealized appreciation (depreciation)	(9)	206,363	(1,052,350)

The consolidated financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiaries on a consolidated basis.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R4, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2016

Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the NYSE.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

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COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2016

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Consolidated Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Consolidated Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2016

contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and/or to recover an underweight country exposure in its portfolio, to generate total return through long and short currency positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2016

benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to produce incremental earnings, to decrease the Fund's exposure to equity market risk and to increase return on investments, to protect gains, to manage exposure to fluctuations in interest rates and to hedge the fair value of other Fund investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Consolidated Statement of Assets and Liabilities and is

subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Interest Rate Swaption Contracts

Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Consolidated Statement of Assets and Liabilities. Gain or loss is recognized in the Consolidated Statement of Operations when the interest rate swaption contract is closed or expires.

When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2016

in the Consolidated Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Consolidated Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Consolidated Statement of Operations.

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund's counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to manage credit risk exposure, to increase or decrease its credit exposure to an index, to increase or decrease its credit exposure to a single issuer of debt securities, to increase or decrease its credit exposure to a specific debt security or a basket of debt securities as a protection buyer to reduce overall credit exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Consolidated Portfolio of Investments.

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As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Consolidated Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness, as determined by the Investment Manager.

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions to produce incremental earnings, to manage interest rate market risk exposure to produce incremental earnings, to gain exposure to or protect itself from market rate changes and to synthetically add or subtract principal exposure to a market. These instruments may be used for other purposes in future periods. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the agreement between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Total Return Swap Contracts

The Fund entered into total return swap contracts to manage long or short exposure to the total return on a specified reference security in return for periodic payments based on a fixed or variable interest rate, to manage long or short exposure to the total return on a basket of reference securities in return for periodic payments based on a fixed or variable interest rate, to manage long or short exposure to the total return on a reference security index in return for periodic payments based on a fixed or variable interest rate. These instruments may be used for other purposes in future

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periods. Total return swap contracts may be used to obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.

Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses).

Total return swap contracts may be subject to liquidity risk, which exists when a particular swap contract is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference security, instrument or asset. This risk may be offset if the Fund holds any of the underlying reference security, instrument or asset. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.

Total return swap contracts are also subject to the risk of the counterparty not fulfilling its obligations under the contract (counterparty credit risk). The Fund attempts to mitigate counterparty credit risk by entering into total return swap contracts only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2016:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	18,381	*
Credit risk	Premiums paid on outstanding swap contracts	71,468
Equity risk	Net assets — unrealized appreciation on futures contracts	376,469	*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	2,673,157
Interest rate risk	Net assets — unrealized appreciation on futures contracts	115,114	*
Interest rate risk	Investments, at value — options purchased	1,616
Total		3,256,205
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	2,320	*
Equity risk	Net assets — unrealized depreciation on futures contracts	36,754	*
Equity risk	Net assets — unrealized depreciation on swap contracts	512,311	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	2,597,377
Interest rate risk	Net assets — unrealized depreciation on futures contracts	70,557	*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	126,437	*
Total		3,345,756

*Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.

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May 31, 2016

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended May 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	37,394	37,394
Equity risk	—	(2,099,753)	1,291,408	(808,345)
Foreign exchange risk	(325,205)	—	—	(325,205)
Interest rate risk	—	(107,875)	(129,672)	(237,547)
Total	(325,205)	(2,207,628)	1,199,130	(1,333,703)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	(31,752)	(31,752)
Equity risk	—	132,603	—	(1,052,350)	(919,747)
Foreign exchange risk	196,955	—	—	—	196,955
Interest rate risk	—	102,154	(15,980)	(124,705)	(38,531)
Total	196,955	234,757	(15,980)	(1,208,807)	(793,075)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	88,182,656
Futures contracts — Short	34,824,890
Credit default swap contracts — buy protection	2,322,750
Credit default swap contracts — sell protection	5,091,775
Derivative Instrument	Average Market Value ($)*
Options contracts — Purchased	2,590
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	2,335,863	(2,120,454)
Interest rate swap contracts	1,244	(107,851)
Total return swap contracts	387,046	(299,200)

*Based on the ending quarterly outstanding amounts for the year ended May 31, 2016.

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Consolidated Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Interest Only and Principal Only Securities

The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security's interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the

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COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2016

maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.

Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. Securities pledged as collateral are designated in the Consolidated Portfolio of Investments. In addition, cash collateral held at broker in the Consolidated Statement of Assets and Liabilities. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security. The fee is included in "Dividends and interest on securities sold short" in the Consolidated Statement of Operations and a short position is reported as a liability at fair value in the Consolidated Statement of Assets and Liabilities. The Fund must also pay the broker for any dividends accrued (recognized on ex-date) on the borrowed security. This amount is recorded as an expense in the Consolidated Statement of Operations. The Fund will record a gain if the security declines in value, and will realize a loss if the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale.

Offsetting of Assets and Liabilities

The following table presents the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2016:

	Barclays ($)	BNP Paribas ($)	Citi ($)	Credit Suisse ($)	Deutsche Bank ($)	Goldman Sachs International ($)(a)	Goldman Sachs International ($)(a)	HSBC ($)	JPMorgan ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Standard Chartered ($)	State Street ($)	UBS ($)	Total ($)
Assets
Centrally cleared credit default swap contracts(b)	—	—	—	—	—	—	—	—	—	—	92	—	—	—	92
Forward foreign currency exchange contracts	77,546	549,675	64,308	50,199	214,645	—	—	989,647	—	10,838	—	70,916	159,019	486,364	2,673,157
Options purchased puts	1,616	—	—	—	—	—	—	—	—	—	—	—	—	—	1,616
OTC credit default swap contracts(c)	—	—	—	—	—	71,025	—	—	—	—	—	—	—	—	71,025
Total Assets	79,162	549,675	64,308	50,199	214,645	71,025	—	989,647	—	10,838	92	70,916	159,019	486,364	2,745,890

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May 31, 2016

	Barclays ($)	BNP Paribas ($)	Citi ($)	Credit Suisse ($)	Deutsche Bank ($)	Goldman Sachs International ($)(a)	Goldman Sachs International ($)(a)	HSBC ($)	JPMorgan ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Standard Chartered ($)	State Street ($)	UBS ($)	Total ($)
Liabilities
Centrally cleared credit default swap contracts(b)	—	—	—	—	—	—	—	—	—	—	5,398	—	—	—	5,398
Centrally cleared interest rate swap contracts(b)	—	—	—	—	—	—	—	—	—	—	1,989	—	—	—	1,989
Forward foreign currency exchange contracts	4,506	140,784	41,702	—	972,893	—	—	191,995	—	420	—	53,703	423,937	767,437	2,597,377
OTC total return swap contracts(c)	—	—	—	—	—	—	512,311	—	—	—	—	—	—	—	512,311
Securities borrowed	—	—	—	—	—	—	—	—	32,642,272	—	—	—	—	—	32,642,272
Total Liabilities	4,506	140,784	41,702	—	972,893	—	512,311	191,995	32,642,272	420	7,387	53,703	423,937	767,437	35,759,347
Total Financial and Derivative Net Assets	74,656	408,891	22,606	50,199	(758,248)	71,025	(512,311)	797,652	(32,642,272)	10,418	(7,295)	17,213	(264,918)	(281,073)	(33,013,457)
Total collateral received (pledged)(d)	—	—	—	—	—	—	(512,311)	—	(32,642,272)	—	(7,295)	—	—	—	(33,161,878)
Net Amount(e)	74,656	408,891	22,606	50,199	(758,248)	71,025	—	797,652	—	10,418	—	17,213	(264,918)	(281,073)	148,421

(a) Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.

(b) Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.

(c) Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(d) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(e) Represents the net amount due from/(to) counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is

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May 31, 2016

removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal

Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Consolidated Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective October 1, 2015, the Fund entered into a Management Agreement with Columbia Management

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2016

Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 1.18% to 1.03% as the Fund's net assets increase. The effective management services fee rate for the year ended May 31, 2016 was 1.18% of the Fund's average daily net assets.

Prior to October 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from June 1, 2015 through September 30, 2015, the investment advisory services fee paid to the Investment Manager was $402,600, and the administrative services fee paid to the Investment Manager was $29,280.

Subadvisory Agreement

The Fund's Board has approved a subadvisory agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of May 31, 2016, Threadneedle is not providing services to the Fund pursuant to the subadvisory agreement.

Other Expenses

Other expenses include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Class I shares do not pay transfer agency fees.

For the year ended May 31, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.79%
Class C	0.79
Class R4	0.79
Class R5	0.05
Class W	0.79
Class Z	0.79

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COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

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May 31, 2016

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Consolidated Statement of Operations. For the year ended May 31, 2016, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.25% of the average daily net assets attributable to Class C and Class W shares of the Fund, respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $3,037 for Class A shares for the year ended May 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, so that the Fund's net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through September 30, 2016
Class A	1.71%
Class C	2.46
Class I	1.31
Class R4	1.46
Class R5	1.36
Class W	1.71
Class Z	1.46

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions, net operating loss reclassification, non-deductible expenses,

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2016

late-year ordinary losses, re-characterization of distributions for investments, derivative investments, tax straddles, swap investments, investments in commodity subsidiaries, constructive sales of appreciated financial positions, and excess distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$892,144
Accumulated net realized loss	1,370,577
Paid-in capital	(2,262,721)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2016	2015
Ordinary income	$1,391,405	$—
Long-term capital gains	180,633	—
Total	$1,572,038	$—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2016, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforwards	$(1,249,633)
Net unrealized appreciation	133,808

At May 31, 2016, the cost of investments for federal income tax purposes was $162,904,264 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$4,991,057
Unrealized depreciation	(4,857,249)
Net unrealized appreciation	$133,808

The following capital loss carryforwards, determined at May 31, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	386,927
No expiration — long-term	862,706
Total	1,249,633

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2016, the Fund will elect to treat late-year ordinary losses of $749,299 as arising on June 1, 2016.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $177,331,351 and $167,742,554, respectively, for the year ended May 31, 2016, of which $9,036,382 and $15,860,216, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund significantly invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2016

emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended May 31, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At May 31, 2016, affiliated shareholders of record owned 99.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund's exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Short Selling Risk

Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Because short sales involve borrowing securities and then selling them, the Fund's short sales effectively leverage the Fund's assets. The Fund's assets that are used as collateral to secure the Fund's obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund's overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund's volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings,

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2016

and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Diversified Absolute Return Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Columbia Diversified Absolute Return Fund (the "Fund", a series of Columbia Funds Series Trust I) at May 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
July 25, 2016

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Qualified Dividend Income	5.72%
Dividends Received Deduction	5.27%

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	57	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	57

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	57	None

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	57

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	57

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	57	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	57	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	57	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	57	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Consultant to the Trustees*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Trustee Consultant 2016	Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	57	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015

* J. Kevin Connaughton was appointed consultant to the Trustees effective March 1, 2016. Shareholders of the Funds are expected to be asked to elect Mr. Connaughton as a Trustee at a future shareholder meeting.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

176

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President, and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016

COLUMBIA DIVERSIFIED ABSOLUTE RETURN FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.

Annual Report 2016

Columbia Diversified Absolute Return Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN258_05_F01_(07/16)

ANNUAL REPORT

May 31, 2016

COLUMBIA DIVIDEND INCOME FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $464 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 3rd largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of March 31, 2016. Source: Ameriprise Q1 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.

  **  Source: ICI as of March 31, 2016 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of December 2015 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

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With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit columbiathreadneedle.com/us

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer-term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

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PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA DIVIDEND INCOME FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	19
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	38
Federal Income Tax Information	39
Trustees and Officers	40
Important Information About This Report	45

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA DIVIDEND INCOME FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Dividend Income Fund (the Fund) Class A shares returned 4.42% excluding sales charges for the 12-month period that ended May 31, 2016.

■  The Fund outperformed its benchmark, the Russell 1000 Index, which returned 0.78% for the same time period.

■  The Fund's emphasis on quality provided downside protection during two major market downdrafts and solid results relative to its benchmark.

Average Annual Total Returns (%) (for period ended May 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	11/25/02
Excluding sales charges		4.42	10.92	7.93
Including sales charges		-1.56	9.62	7.30
Class B	11/25/02
Excluding sales charges		3.62	10.08	7.12
Including sales charges		-1.20	9.81	7.12
Class C	11/25/02
Excluding sales charges		3.62	10.09	7.12
Including sales charges		2.66	10.09	7.12
Class I*	09/27/10	4.88	11.37	8.31
Class R*	03/28/08	4.15	10.64	7.67
Class R4*	11/08/12	4.67	11.19	8.20
Class R5*	11/08/12	4.88	11.31	8.26
Class T	03/04/98
Excluding sales charges		4.42	10.87	7.89
Including sales charges		-1.57	9.57	7.25
Class W*	09/27/10	4.43	10.92	7.95
Class Y*	11/08/12	4.87	11.34	8.27
Class Z	03/04/98	4.69	11.20	8.20
Russell 1000 Index		0.78	11.44	7.50

Returns for Class A and Class T are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class Z shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index represents approximately 92% of the U.S. market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Annual Report 2016
2

COLUMBIA DIVIDEND INCOME FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2006 – May 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Dividend Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

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3

COLUMBIA DIVIDEND INCOME FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Scott Davis

Michael Barclay, CFA

Peter Santoro, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2016 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at May 31, 2016)
Microsoft Corp.	4.1
Exxon Mobil Corp.	3.6
Johnson & Johnson	3.4
JPMorgan Chase & Co.	2.9
Merck & Co., Inc.	2.6
Home Depot, Inc. (The)	2.6
Philip Morris International, Inc.	2.5
Comcast Corp., Class A	2.4
Verizon Communications, Inc.	2.4
Pfizer, Inc.	2.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended May 31, 2016, the Fund's Class A shares returned 4.42% excluding sales charges. The Fund outperformed its benchmark, the Russell 1000 Index, which returned 0.78% over the same period. The Fund's emphasis on quality provided downside protection during two major market downdrafts and solid results relative to its benchmark. Stock selection was strong across all sectors. Financials, health care and consumer staples were the Fund's top contributors during the period.

Bad Start, Good Finish: Investor Sentiment Drove Markets

During the first half of the 12-month period ended May 31, 2016, lackluster economic growth, contentious geopolitical conflicts and a shift in U.S. monetary policy weighed on investor confidence. Subpar global economic growth continued for a fourth straight year, with China's slowdown heading the list of disappointments. Conflicts in the Middle East and terrorism, both at home and abroad, heightened security fears. Plummeting oil prices and a rising dollar rounded the list of mounting pressures in 2015.

However, both oil and the dollar reversed course in the first half of 2016. The U.S. economy continued to expand modestly, and economic growth in Europe picked up, if ever so slightly. The U.S. manufacturing sector regained some traction in the final months of the period, and the U.S. labor markets recovered to full employment for the first time since the Great Recession. In May, the unemployment rate fell to 4.7% (Source: U.S. Bureau of Labor Statistics) even though the number of new jobs added in May was surprisingly low. The lower unemployment figure reflected a significant fall-off in the number of workers seeking employment. The sharp fall-off in new jobs added in April and May likely reflected the difficulty employers have had in filling jobs that target skilled, highly educated workers. The Federal Reserve (the Fed) responded cautiously to the weak jobs reports. After raising the target range of its benchmark interest rate by a quarter of a point to between 0.25% and 0.50% in December 2015, it took no further action in the first half of 2016.

In a risk-adverse environment, stocks fell sharply in the first half of the period then rebounded as investors grew more confident in the second half. Despite two major downdrafts, the S&P 500 Index rose 1.72% for the 12 months ended May 31, 2016. Large-company stocks outperformed small- and mid-cap stocks while value stocks outperformed growth stocks for the period. Bonds generally outperformed stocks. The Barclays U.S. Aggregate Bond Index rose 2.99%.

Contributors and Detractors

In the financials sector, we did well to stay away from money center banks, which suffered in absence of higher rates as a catalyst for earnings growth and in the presence of volatile capital markets and concerns about exposure to energy-related credits. Instead, we emphasized non-bank financials, which included these significant gainers: Public Storage, a self-storage real estate investment trust and insurance companies Ace, Chubb

Annual Report 2016
4

COLUMBIA DIVIDEND INCOME FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

and Marsh McLennan. Public Storage made a solid contribution to returns as it used its sizeable market share to raise prices. Early in the period, Ace announced its intention to buy Chubb. The market took a favorable view that the merger of the two companies with complimentary strengths has the potential to produce a strong, global franchise. We owned both names in the portfolio and both delivered strong gains after the announcement of the deal. Marsh McLennan's balanced business mix continued to produce solid top line growth and strong free cash flow, which the company has returned to shareholders via buybacks and an increasing dividend.

In the health care sector, the Fund was overweight relative to the benchmark in Johnson & Johnson, a solid dividend payer with an AAA-rated balance sheet. Pharmaceuticals drove earnings and sales for the company and helped it perform well in an uncertain market. Pharmaceutical giant Bristol-Myers Squibb did well as its immunotherapy cancer treatment Optiva received approval for lung cancer in the fourth quarter of 2015. Not owning Allergan also aided relative performance as Pfizer's termination of the planned merger with Allergan caused a decline in the market valuation of Allergan's shares. Our decision to sell Gilead and Amgen also aided relative performance given the weakness experienced in biotechnology stocks in the first quarter of 2016.

In the consumer staples sector, the Fund was overweight in tobacco stocks, which were attractive to investors looking for bond proxies in a low-rate environment. Altria and Phillip Morris, both high-yielding names, kept costs under control and benefited from pricing gains and continued innovation that led to market share gains. Altria had an added kicker: it owns a large stake of SABMiller, the world's second largest brewer of beer. SAB received a takeover bid from Anheuser Busch InBev, which bolstered Altria's gains. Also in the staples sector, Coca-Cola Enterprises and General Mills did well. Coca-Cola Enterprises announced a proposed merger with two other large Coca-Cola bottlers to create a new company, Coca-Cola European Partners. Investors were excited about the scale and synergies associated with covering the bottling needs for Coca-Cola in all of Western Europe. General Mills shares rose on positive execution. Although sales growth remained challenged, the company's margin improvement, through procurement and other cost cutting measures, was impressive.

The Fund had its share of disappointments in the energy sector, which was down for the period. However, our strategy of sticking with companies with strong balance sheets and free cash flow helped us avoid the companies most exposed to declining commodity prices. In fact, there were no major detractors from relative results for the period. The Fund gave up some ground by not owning Amazon, Facebook, Netflix and Google. However, it cannot own these stocks because they don't pay dividends. They were all big winners for the period. Yet, the Fund outperformed without them, which speaks well of the execution of our strategy.

Portfolio Breakdown (%) (at May 31, 2016)
Common Stocks	93.7
Convertible Preferred Stocks	0.2
Exchange-Traded Funds	1.9
Money Market Funds	4.2
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Equity Sector Breakdown (%) (at May 31, 2016)
Consumer Discretionary	9.4
Consumer Staples	12.8
Energy	8.8
Financials	20.1
Health Care	12.5
Industrials	12.5
Information Technology	13.7
Materials	2.4
Telecommunication Services	2.4
Utilities	5.4
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Annual Report 2016
5

COLUMBIA DIVIDEND INCOME FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Dividend payments are not guaranteed and the amount, if any, can vary over time. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund's prospectus for more information on these and other risks.

At Period's End

We believe that our consistent emphasis on quality and our focus on the longer term help us navigate in difficult times. Regardless of the environment, we emphasize higher quality companies, with healthy free cash flows and records of paying dividends. This is a relative conservative process that pays careful attention to risk as well as opportunity and has aided us in seeking good risk-adjusted terms over the longer term.

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6

COLUMBIA DIVIDEND INCOME FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2015 – May 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,041.80	1,019.90	5.21	5.15	1.02
Class B	1,000.00	1,000.00	1,037.80	1,016.15	9.02	8.92	1.77
Class C	1,000.00	1,000.00	1,037.80	1,016.15	9.02	8.92	1.77
Class I	1,000.00	1,000.00	1,043.90	1,022.05	3.01	2.98	0.59
Class R	1,000.00	1,000.00	1,040.40	1,018.65	6.48	6.41	1.27
Class R4	1,000.00	1,000.00	1,043.00	1,021.15	3.93	3.89	0.77
Class R5	1,000.00	1,000.00	1,044.20	1,021.80	3.27	3.23	0.64
Class T	1,000.00	1,000.00	1,041.70	1,019.90	5.21	5.15	1.02
Class W	1,000.00	1,000.00	1,041.80	1,019.90	5.21	5.15	1.02
Class Y	1,000.00	1,000.00	1,043.90	1,022.05	3.01	2.98	0.59
Class Z	1,000.00	1,000.00	1,043.00	1,021.15	3.93	3.89	0.77

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2016
7

COLUMBIA DIVIDEND INCOME FUND

PORTFOLIO OF INVESTMENTS

May 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 94.3%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 8.9%
Distributors 0.6%
Genuine Parts Co.	580,000	56,213,600
Hotels, Restaurants & Leisure 0.9%
McDonald's Corp.	688,500	84,038,310
Media 3.5%
Comcast Corp., Class A	3,328,800	210,713,040
Interpublic Group of Companies, Inc. (The)	145,385	3,474,701
Time Warner, Inc.	1,326,000	100,325,160
Total		314,512,901
Specialty Retail 3.4%
Foot Locker, Inc.	522,000	29,190,240
Home Depot, Inc. (The)	1,700,000	224,604,000
TJX Companies, Inc. (The)	740,000	56,328,800
Total		310,123,040
Textiles, Apparel & Luxury Goods 0.5%
VF Corp.	658,800	41,056,416
Total Consumer Discretionary		805,944,267
CONSUMER STAPLES 12.1%
Beverages 1.8%
Coca-Cola European Partners PLC	805,000	31,242,050
PepsiCo, Inc.	1,338,500	135,416,045
Total		166,658,095
Food & Staples Retailing 2.7%
CVS Health Corp.	1,852,000	178,625,400
Wal-Mart Stores, Inc.	922,000	65,259,160
Total		243,884,560
Food Products 1.1%
General Mills, Inc.	1,570,000	98,564,600
Household Products 2.0%
Kimberly-Clark Corp.	620,000	78,764,800
Procter & Gamble Co. (The)	1,260,000	102,110,400
Total		180,875,200
Tobacco 4.5%
Altria Group, Inc.	2,900,000	184,556,000
Philip Morris International, Inc.	2,230,000	220,056,400
Total		404,612,400
Total Consumer Staples		1,094,594,855

Common Stocks (continued)

Issuer	Shares	Value ($)
ENERGY 8.1%
Energy Equipment & Services 1.6%
Schlumberger Ltd.	1,898,800	144,878,440
Oil, Gas & Consumable Fuels 6.5%
Chevron Corp.	1,180,000	119,180,000
Exxon Mobil Corp.	3,500,000	311,570,000
Occidental Petroleum Corp.	1,025,000	77,326,000
Suncor Energy, Inc.	818,500	22,631,525
Valero Energy Corp.	1,042,000	56,997,400
Total		587,704,925
Total Energy		732,583,365
FINANCIALS 19.0%
Banks 8.1%
Bank of America Corp.	4,625,000	68,403,750
JPMorgan Chase & Co.	3,866,600	252,372,982
PNC Financial Services Group, Inc. (The)	1,312,825	117,812,915
U.S. Bancorp	2,162,000	92,576,840
Wells Fargo & Co.	3,940,000	199,836,800
Total		731,003,287
Capital Markets 2.7%
BlackRock, Inc.	320,550	116,632,118
Northern Trust Corp.	1,036,000	76,767,600
T. Rowe Price Group, Inc.	709,000	54,635,540
Total		248,035,258
Diversified Financial Services 1.2%
CME Group, Inc.	1,100,636	107,741,258
Insurance 3.4%
Chubb Ltd.	1,280,000	162,060,800
Marsh & McLennan Companies, Inc.	2,192,000	144,825,440
Total		306,886,240
Real Estate Investment Trusts (REITs) 3.6%
AvalonBay Communities, Inc.	311,000	55,942,680
Crown Castle International Corp.	377,500	34,280,775
Duke Realty Corp.	1,206,500	28,557,855
Essex Property Trust, Inc.	146,675	33,328,960
Public Storage	455,000	115,438,050
Simon Property Group, Inc.	301,000	59,489,640
Total		327,037,960
Total Financials		1,720,704,003

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA DIVIDEND INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
HEALTH CARE 11.9%
Biotechnology 1.2%
AbbVie, Inc.	1,644,000	103,456,920
Health Care Equipment & Supplies 0.5%
Medtronic PLC	552,000	44,424,960
Health Care Providers & Services 0.7%
Aetna, Inc.	186,800	21,151,364
UnitedHealth Group, Inc.	338,500	45,247,295
Total		66,398,659
Pharmaceuticals 9.5%
Bristol-Myers Squibb Co.	1,828,000	131,067,600
Johnson & Johnson	2,600,000	292,994,000
Merck & Co., Inc.	4,080,000	229,540,800
Pfizer, Inc.	5,895,000	204,556,500
Total		858,158,900
Total Health Care		1,072,439,439
INDUSTRIALS 11.8%
Aerospace & Defense 6.0%
Boeing Co. (The)	344,491	43,457,540
General Dynamics Corp.	837,889	118,871,312
Honeywell International, Inc.	1,630,397	185,588,091
Lockheed Martin Corp.	651,245	153,843,606
United Technologies Corp.	423,716	42,617,355
Total		544,377,904
Air Freight & Logistics 1.6%
United Parcel Service, Inc., Class B	1,391,860	143,486,847
Commercial Services & Supplies 0.9%
Waste Management, Inc.	1,363,171	83,085,272
Industrial Conglomerates 2.1%
General Electric Co.	6,295,699	190,318,981
Machinery 1.2%
Dover Corp.	756,654	50,506,655
Parker-Hannifin Corp.	522,500	60,003,900
Total		110,510,555
Total Industrials		1,071,779,559
INFORMATION TECHNOLOGY 12.9%
Communications Equipment 1.8%
Cisco Systems, Inc.	5,800,000	168,490,000

Common Stocks (continued)

Issuer	Shares	Value ($)
IT Services 1.2%
Automatic Data Processing, Inc.	1,232,000	108,218,880
Semiconductors & Semiconductor Equipment 3.2%
Intel Corp.	2,840,000	89,715,600
KLA-Tencor Corp.	630,000	45,945,900
Lam Research Corp.	300,000	24,843,000
Microchip Technology, Inc.	515,000	26,615,200
Texas Instruments, Inc.	1,642,500	99,535,500
Total		286,655,200
Software 4.5%
Activision Blizzard, Inc.	1,300,000	51,038,000
Microsoft Corp.	6,685,000	354,305,000
Total		405,343,000
Technology Hardware, Storage & Peripherals 2.2%
Apple, Inc.	2,026,500	202,366,290
Total Information Technology		1,171,073,370
MATERIALS 2.2%
Chemicals 1.6%
Dow Chemical Co. (The)	486,500	24,986,640
LyondellBasell Industries NV, Class A	675,000	54,918,000
Sherwin-Williams Co. (The)	228,650	66,557,729
Total		146,462,369
Containers & Packaging 0.6%
Sonoco Products Co.	1,146,000	54,629,820
Total Materials		201,092,189
TELECOMMUNICATION SERVICES 2.3%
Diversified Telecommunication Services 2.3%
Verizon Communications, Inc.	4,100,000	208,690,000
Total Telecommunication Services		208,690,000
UTILITIES 5.1%
Electric Utilities 2.6%
American Electric Power Co., Inc.	892,500	57,771,525
Eversource Energy	1,049,500	57,974,380
NextEra Energy, Inc.	525,000	63,063,000
PG&E Corp.	848,225	50,961,358
Total		229,770,263

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA DIVIDEND INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Multi-Utilities 2.5%
CMS Energy Corp.	1,605,000	67,121,100
Dominion Resources, Inc.	705,000	50,936,250
Sempra Energy	438,000	46,918,560
WEC Energy Group, Inc.	1,042,500	62,695,950
Total		227,671,860
Total Utilities		457,442,123
Total Common Stocks (Cost: $5,900,950,877)		8,536,343,170

Convertible Preferred Stocks 0.3%

ENERGY 0.3%
Oil, Gas & Consumable Fuels 0.3%
Hess Corp., 8.000%	284,000	21,603,880
Total Energy		21,603,880
Total Convertible Preferred Stocks (Cost: $16,010,572)		21,603,880

Exchange-Traded Funds 1.9%

	Shares	Value ($)
SPDR S&P 500 ETF Trust	820,000	172,265,600
Total Exchange-Traded Funds (Cost: $168,946,376)		172,265,600

Money Market Funds 4.2%

Columbia Short-Term Cash Fund, 0.434%(a)(b)	383,359,315	383,359,315
Total Money Market Funds (Cost: $383,359,315)		383,359,315
Total Investments (Cost: $6,469,267,140)		9,113,571,965
Other Assets & Liabilities, Net		(59,979,511)
Net Assets		9,053,592,454

Notes to Portfolio of Investments

(a)  The rate shown is the seven-day current annualized yield at May 31, 2016.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	173,397,626	1,571,084,728	(1,361,123,039)	383,359,315	719,287	383,359,315

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA DIVIDEND INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA DIVIDEND INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	805,944,267	—	—	805,944,267
Consumer Staples	1,094,594,855	—	—	1,094,594,855
Energy	732,583,365	—	—	732,583,365
Financials	1,720,704,003	—	—	1,720,704,003
Health Care	1,072,439,439	—	—	1,072,439,439
Industrials	1,071,779,559	—	—	1,071,779,559
Information Technology	1,171,073,370	—	—	1,171,073,370
Materials	201,092,189	—	—	201,092,189
Telecommunication Services	208,690,000	—	—	208,690,000
Utilities	457,442,123	—	—	457,442,123
Total Common Stocks	8,536,343,170	—	—	8,536,343,170
Convertible Preferred Stocks
Energy	21,603,880	—	—	21,603,880
Exchange-Traded Funds	172,265,600	—	—	172,265,600
Investments measured at net asset value
Money Market Funds	—	—	—	383,359,315
Total Investments	8,730,212,650	—	—	9,113,571,965

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA DIVIDEND INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $6,085,907,825)	$8,730,212,650
Affiliated issuers (identified cost $383,359,315)	383,359,315
Total investments (identified cost $6,469,267,140)	9,113,571,965
Cash	21,126
Receivable for:
Capital shares sold	14,664,084
Dividends	24,133,992
Prepaid expenses	8,567
Trustees' deferred compensation plan	219,175
Total assets	9,152,618,909
Liabilities
Payable for:
Investments purchased	79,098,033
Capital shares purchased	17,379,246
Investment management fees	561,342
Distribution and/or service fees	148,168
Transfer agent fees	1,403,181
Compensation of board members	1,267
Chief compliance officer expenses	666
Other expenses	215,377
Trustees' deferred compensation plan	219,175
Total liabilities	99,026,455
Net assets applicable to outstanding capital stock	$9,053,592,454
Represented by
Paid-in capital	$6,236,765,837
Undistributed net investment income	22,839,914
Accumulated net realized gain	149,681,878
Unrealized appreciation (depreciation) on:
Investments	2,644,304,825
Total — representing net assets applicable to outstanding capital stock	$9,053,592,454

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA DIVIDEND INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

May 31, 2016

Class A
Net assets	$2,380,537,611
Shares outstanding	129,189,320
Net asset value per share	$18.43
Maximum offering price per share(a)	$19.55
Class B
Net assets	$4,727,606
Shares outstanding	264,198
Net asset value per share	$17.89
Class C
Net assets	$692,229,486
Shares outstanding	38,708,145
Net asset value per share	$17.88
Class I
Net assets	$174,386,745
Shares outstanding	9,441,393
Net asset value per share	$18.47
Class R
Net assets	$85,065,758
Shares outstanding	4,615,366
Net asset value per share	$18.43
Class R4
Net assets	$230,892,586
Shares outstanding	12,338,468
Net asset value per share	$18.71
Class R5
Net assets	$416,310,332
Shares outstanding	22,256,616
Net asset value per share	$18.71
Class T
Net assets	$75,218,078
Shares outstanding	4,080,457
Net asset value per share	$18.43
Maximum offering price per share(a)	$19.55
Class W
Net assets	$97,839
Shares outstanding	5,313
Net asset value per share	$18.42
Class Y
Net assets	$228,089,425
Shares outstanding	12,183,177
Net asset value per share	$18.72
Class Z
Net assets	$4,766,036,988
Shares outstanding	258,379,550
Net asset value per share	$18.45

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA DIVIDEND INCOME FUND

STATEMENT OF OPERATIONS

Year Ended May 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$233,500,324
Dividends — affiliated issuers	719,287
Foreign taxes withheld	(274,677)
Total income	233,944,934
Expenses:
Investment management fees	48,163,224
Distribution and/or service fees
Class A	5,647,307
Class B	62,372
Class C	6,478,551
Class R	412,994
Class T	187,690
Class W	311
Transfer agent fees
Class A	4,205,823
Class B	11,663
Class C	1,205,030
Class R	153,758
Class R4	343,782
Class R5	181,926
Class T	139,775
Class W	233
Class Z	8,310,350
Compensation of board members	165,117
Custodian fees	53,782
Printing and postage fees	382,643
Registration fees	297,358
Audit fees	27,193
Legal fees	249,667
Chief compliance officer expenses	4,055
Other	254,051
Total expenses	76,938,655
Expense reductions	(3,749)
Total net expenses	76,934,906
Net investment income	157,010,028
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	208,460,952
Net realized gain	208,460,952
Net change in unrealized appreciation (depreciation) on:
Investments	(3,768,566)
Net change in unrealized depreciation	(3,768,566)
Net realized and unrealized gain	204,692,386
Net increase in net assets resulting from operations	$361,702,414

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA DIVIDEND INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31, 2016	Year Ended May 31, 2015
Operations
Net investment income	$157,010,028	$239,828,277
Net realized gain	208,460,952	651,310,209
Net change in unrealized appreciation (depreciation)	(3,768,566)	(90,555,502)
Net increase in net assets resulting from operations	361,702,414	800,582,984
Distributions to shareholders
Net investment income
Class A	(55,027,655)	(52,103,253)
Class B	(112,945)	(146,007)
Class C	(11,192,608)	(8,413,803)
Class I	(5,472,958)	(5,374,544)
Class R	(1,817,441)	(1,578,399)
Class R4	(4,735,609)	(3,402,520)
Class R5	(9,885,264)	(5,457,400)
Class T	(1,831,540)	(1,686,034)
Class W	(3,106)	(3,667)
Class Y	(5,350,267)	(2,567,649)
Class Z	(120,411,297)	(113,681,632)
Net realized gains
Class A	(111,629,908)	(154,661,995)
Class B	(323,970)	(666,882)
Class C	(33,162,014)	(39,573,416)
Class I	(8,564,828)	(14,365,670)
Class R	(4,164,077)	(5,290,557)
Class R4	(9,046,224)	(9,059,406)
Class R5	(17,781,173)	(14,959,685)
Class T	(3,737,695)	(5,112,385)
Class W	(5,560)	(10,578)
Class Y	(9,507,811)	(6,207,198)
Class Z	(223,233,007)	(304,390,865)
Total distributions to shareholders	(636,996,957)	(748,713,545)
Increase in net assets from capital stock activity	266,419,122	11,393,180
Total increase (decrease) in net assets	(8,875,421)	63,262,619
Net assets at beginning of year	9,062,467,875	8,999,205,256
Net assets at end of year	$9,053,592,454	$9,062,467,875
Undistributed net investment income	$22,839,914	$83,763,862

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA DIVIDEND INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2016		Year Ended May 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	30,044,947	544,040,351	26,269,621	505,942,202
Distributions reinvested	8,754,726	153,461,192	10,331,773	190,253,019
Redemptions	(41,481,154)	(747,383,055)	(39,187,240)	(752,695,905)
Net decrease	(2,681,481)	(49,881,512)	(2,585,846)	(56,500,684)
Class B shares
Subscriptions	10,472	182,644	21,032	387,751
Distributions reinvested	20,705	352,479	36,713	657,089
Redemptions(a)	(221,027)	(3,883,553)	(299,285)	(5,597,532)
Net decrease	(189,850)	(3,348,430)	(241,540)	(4,552,692)
Class C shares
Subscriptions	6,671,910	116,143,870	6,002,211	111,952,235
Distributions reinvested	2,118,177	36,003,454	2,170,132	38,808,347
Redemptions	(6,072,143)	(106,230,711)	(4,643,608)	(86,713,441)
Net increase	2,717,944	45,916,613	3,528,735	64,047,141
Class I shares
Subscriptions	6,746,241	120,049,859	5,594,689	106,474,361
Distributions reinvested	797,214	14,037,585	1,070,164	19,739,985
Redemptions	(10,599,392)	(194,815,866)	(6,427,941)	(125,559,466)
Net increase (decrease)	(3,055,937)	(60,728,422)	236,912	654,880
Class R shares
Subscriptions	1,304,089	23,619,929	1,140,625	21,963,890
Distributions reinvested	306,136	5,366,096	330,558	6,085,152
Redemptions	(1,590,754)	(28,645,921)	(1,471,139)	(28,422,039)
Net increase (decrease)	19,471	340,104	44	(372,997)
Class R4 shares
Subscriptions	7,215,555	131,875,625	5,530,539	107,109,793
Distributions reinvested	670,352	11,918,272	613,952	11,465,118
Redemptions	(4,817,980)	(88,710,635)	(3,272,567)	(63,374,156)
Net increase	3,067,927	55,083,262	2,871,924	55,200,755
Class R5 shares
Subscriptions	9,551,777	176,029,543	10,412,190	200,727,748
Distributions reinvested	1,516,893	26,966,555	1,070,135	19,961,094
Redemptions	(5,003,726)	(91,544,963)	(3,417,656)	(65,975,002)
Net increase	6,064,944	111,451,135	8,064,669	154,713,840

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA DIVIDEND INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2016		Year Ended May 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class T shares
Subscriptions	68,236	1,211,885	66,333	1,232,587
Distributions reinvested	256,403	4,495,643	301,380	5,551,683
Redemptions	(501,788)	(9,216,770)	(606,677)	(11,668,345)
Net decrease	(177,149)	(3,509,242)	(238,964)	(4,884,075)
Class W shares
Distributions reinvested	483	8,476	762	14,026
Redemptions	(3,772)	(69,255)	(2,314)	(44,286)
Net decrease	(3,289)	(60,779)	(1,552)	(30,260)
Class Y shares
Subscriptions	4,479,377	82,362,611	7,596,631	146,686,169
Distributions reinvested	820,902	14,606,163	469,395	8,774,622
Redemptions	(1,974,589)	(36,311,263)	(3,290,753)	(63,347,250)
Net increase	3,325,690	60,657,511	4,775,273	92,113,541
Class Z shares
Subscriptions	52,334,824	937,290,640	38,193,664	733,215,171
Distributions reinvested	9,975,763	175,050,909	11,487,818	211,842,271
Redemptions	(55,459,993)	(1,001,842,667)	(64,156,290)	(1,234,053,711)
Net increase (decrease)	6,850,594	110,498,882	(14,474,808)	(288,996,269)
Total net increase	15,938,864	266,419,122	1,934,847	11,393,180

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended May 31,										Year Ended September 30,
Class A	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$19.07		$19.02		$17.05		$13.96		$12.16		$12.12
Income from investment operations:
Net investment income	0.32		0.48		0.35		0.34		0.25		0.29
Net realized and unrealized gain	0.43		1.17		2.20		3.09		1.73		0.03	(b)
Total from investment operations	0.75		1.65		2.55		3.43		1.98		0.32
Less distributions to shareholders:
Net investment income	(0.45)		(0.40)		(0.34)		(0.34)		(0.18)		(0.28)
Net realized gains	(0.94)		(1.20)		(0.24)		—		—		—
Total distributions to shareholders	(1.39)		(1.60)		(0.58)		(0.34)		(0.18)		(0.28)
Net asset value, end of period	$18.43		$19.07		$19.02		$17.05		$13.96		$12.16
Total return	4.42%		9.08%		15.25%		24.91%		16.26%		2.56%
Ratios to average net assets(c)
Total gross expenses	1.02%		1.02%		1.02%		1.04%		1.06	%(d)	1.09%
Total net expenses(e)	1.02	%(f)	1.02	%(f)	1.02	%(f)	1.03	%(f)	1.00	%(d)	1.03	%(f)
Net investment income	1.74%		2.52%		1.96%		2.20%		2.71	%(d)	2.23%
Supplemental data
Net assets, end of period (in thousands)	$2,380,538		$2,514,422		$2,556,782		$2,518,406		$1,729,495		$1,103,389
Portfolio turnover	25%		27%		19%		24%		23%		20%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,										Year Ended September 30,
Class B	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$18.55		$18.54		$16.64		$13.63		$11.89		$11.86
Income from investment operations:
Net investment income	0.17		0.30		0.21		0.22		0.18		0.19
Net realized and unrealized gain	0.42		1.16		2.14		3.02		1.69		0.03	(b)
Total from investment operations	0.59		1.46		2.35		3.24		1.87		0.22
Less distributions to shareholders:
Net investment income	(0.31)		(0.25)		(0.21)		(0.23)		(0.13)		(0.19)
Net realized gains	(0.94)		(1.20)		(0.24)		—		—		—
Total distributions to shareholders	(1.25)		(1.45)		(0.45)		(0.23)		(0.13)		(0.19)
Net asset value, end of period	$17.89		$18.55		$18.54		$16.64		$13.63		$11.89
Total return	3.62%		8.26%		14.33%		23.99%		15.69%		1.74%
Ratios to average net assets(c)
Total gross expenses	1.78%		1.77%		1.77%		1.79%		1.81	%(d)	1.85%
Total net expenses(e)	1.78	%(f)	1.77	%(f)	1.77	%(f)	1.77	%(f)	1.75	%(d)	1.79	%(f)
Net investment income	0.98%		1.60%		1.22%		1.47%		1.96	%(d)	1.48%
Supplemental data
Net assets, end of period (in thousands)	$4,728		$8,423		$12,896		$15,034		$15,095		$15,659
Portfolio turnover	25%		27%		19%		24%		23%		20%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,										Year Ended September 30,
Class C	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$18.54		$18.53		$16.63		$13.62		$11.88		$11.85
Income from investment operations:
Net investment income	0.18		0.34		0.21		0.22		0.18		0.19
Net realized and unrealized gain	0.41		1.12		2.13		3.02		1.69		0.03	(b)
Total from investment operations	0.59		1.46		2.34		3.24		1.87		0.22
Less distributions to shareholders:
Net investment income	(0.31)		(0.25)		(0.20)		(0.23)		(0.13)		(0.19)
Net realized gains	(0.94)		(1.20)		(0.24)		—		—		—
Total distributions to shareholders	(1.25)		(1.45)		(0.44)		(0.23)		(0.13)		(0.19)
Net asset value, end of period	$17.88		$18.54		$18.53		$16.63		$13.62		$11.88
Total return	3.62%		8.26%		14.33%		24.00%		15.71%		1.74%
Ratios to average net assets(c)
Total gross expenses	1.78%		1.77%		1.77%		1.79%		1.81	%(d)	1.84%
Total net expenses(e)	1.78	%(f)	1.77	%(f)	1.77	%(f)	1.78	%(f)	1.75	%(d)	1.78	%(f)
Net investment income	1.00%		1.83%		1.24%		1.45%		1.96	%(d)	1.49%
Supplemental data
Net assets, end of period (in thousands)	$692,229		$667,300		$601,468		$459,966		$279,093		$181,875
Portfolio turnover	25%		27%		19%		24%		23%		20%

Notes to Financial Highlights

(a)  For the period from October 31, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,						Year Ended September 30,
Class I	2016	2015	2014	2013	2012(a)		2011
Per share data
Net asset value, beginning of period	$19.11	$19.06	$17.09	$13.99	$12.18		$12.13
Income from investment operations:
Net investment income	0.40	0.58	0.42	0.41	0.28		0.35
Net realized and unrealized gain	0.43	1.15	2.20	3.09	1.73		0.03	(b)
Total from investment operations	0.83	1.73	2.62	3.50	2.01		0.38
Less distributions to shareholders:
Net investment income	(0.53)	(0.48)	(0.41)	(0.40)	(0.20)		(0.33)
Net realized gains	(0.94)	(1.20)	(0.24)	—	—		—
Total distributions to shareholders	(1.47)	(1.68)	(0.65)	(0.40)	(0.20)		(0.33)
Net asset value, end of period	$18.47	$19.11	$19.06	$17.09	$13.99		$12.18
Total return	4.88%	9.54%	15.72%	25.42%	16.53%		3.02%
Ratios to average net assets(c)
Total gross expenses	0.59%	0.58%	0.58%	0.60%	0.63	%(d)	0.67%
Total net expenses(e)	0.59%	0.58%	0.58%	0.60%	0.63	%(d)	0.67	%(f)
Net investment income	2.19%	3.04%	2.35%	2.64%	3.08	%(d)	2.62%
Supplemental data
Net assets, end of period (in thousands)	$174,387	$238,825	$233,626	$320,524	$271,694		$249,778
Portfolio turnover	25%	27%	19%	24%	23%		20%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,										Year Ended September 30,
Class R	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$19.07		$19.02		$17.05		$13.96		$12.17		$12.13
Income from investment operations:
Net investment income	0.27		0.44		0.31		0.30		0.23		0.26
Net realized and unrealized gain	0.43		1.16		2.19		3.09		1.72		0.03	(b)
Total from investment operations	0.70		1.60		2.50		3.39		1.95		0.29
Less distributions to shareholders:
Net investment income	(0.40)		(0.35)		(0.29)		(0.30)		(0.16)		(0.25)
Net realized gains	(0.94)		(1.20)		(0.24)		—		—		—
Total distributions to shareholders	(1.34)		(1.55)		(0.53)		(0.30)		(0.16)		(0.25)
Net asset value, end of period	$18.43		$19.07		$19.02		$17.05		$13.96		$12.17
Total return	4.15%		8.80%		14.96%		24.60%		16.03%		2.30%
Ratios to average net assets(c)
Total gross expenses	1.27%		1.27%		1.27%		1.29%		1.31	%(d)	1.34%
Total net expenses(e)	1.27	%(f)	1.27	%(f)	1.27	%(f)	1.28	%(f)	1.25	%(d)	1.28	%(f)
Net investment income	1.49%		2.28%		1.73%		1.95%		2.46	%(d)	1.98%
Supplemental data
Net assets, end of period (in thousands)	$85,066		$87,646		$87,406		$72,979		$32,183		$13,101
Portfolio turnover	25%		27%		19%		24%		23%		20%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$19.34		$19.27		$17.27		$14.65
Income from investment operations:
Net investment income	0.37		0.57		0.42		0.20
Net realized and unrealized gain	0.44		1.14		2.20		2.60
Total from investment operations	0.81		1.71		2.62		2.80
Less distributions to shareholders:
Net investment income	(0.50)		(0.44)		(0.38)		(0.18)
Net realized gains	(0.94)		(1.20)		(0.24)		—
Total distributions to shareholders	(1.44)		(1.64)		(0.62)		(0.18)
Net asset value, end of period	$18.71		$19.34		$19.27		$17.27
Total return	4.67%		9.33%		15.51%		19.22%
Ratios to average net assets(b)
Total gross expenses	0.77%		0.77%		0.77%		0.82	%(c)
Total net expenses(d)	0.77	%(e)	0.77	%(e)	0.77	%(e)	0.82	%(c)
Net investment income	2.01%		2.93%		2.29%		2.17	%(c)
Supplemental data
Net assets, end of period (in thousands)	$230,893		$179,306		$123,274		$37,359
Portfolio turnover	25%		27%		19%		24%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R5	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$19.33	$19.26	$17.26	$14.65
Income from investment operations:
Net investment income	0.39	0.62	0.43	0.22
Net realized and unrealized gain	0.45	1.12	2.21	2.58
Total from investment operations	0.84	1.74	2.64	2.80
Less distributions to shareholders:
Net investment income	(0.52)	(0.47)	(0.40)	(0.19)
Net realized gains	(0.94)	(1.20)	(0.24)	—
Total distributions to shareholders	(1.46)	(1.67)	(0.64)	(0.19)
Net asset value, end of period	$18.71	$19.33	$19.26	$17.26
Total return	4.88%	9.48%	15.68%	19.27%
Ratios to average net assets(b)
Total gross expenses	0.64%	0.63%	0.64%	0.65	%(c)
Total net expenses(d)	0.64%	0.63%	0.64%	0.65	%(c)
Net investment income	2.14%	3.19%	2.41%	2.41	%(c)
Supplemental data
Net assets, end of period (in thousands)	$416,310	$313,051	$156,525	$64,986
Portfolio turnover	25%	27%	19%	24%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,										Year Ended September 30,
Class T	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$19.07		$19.02		$17.05		$13.96		$12.17		$12.13
Income from investment operations:
Net investment income	0.32		0.48		0.34		0.33		0.24		0.29
Net realized and unrealized gain	0.43		1.16		2.20		3.09		1.72		0.03	(b)
Total from investment operations	0.75		1.64		2.54		3.42		1.96		0.32
Less distributions to shareholders:
Net investment income	(0.45)		(0.39)		(0.33)		(0.33)		(0.17)		(0.28)
Net realized gains	(0.94)		(1.20)		(0.24)		—		—		—
Total distributions to shareholders	(1.39)		(1.59)		(0.57)		(0.33)		(0.17)		(0.28)
Net asset value, end of period	$18.43		$19.07		$19.02		$17.05		$13.96		$12.17
Total return	4.42%		9.03%		15.19%		24.85%		16.14%		2.51%
Ratios to average net assets(c)
Total gross expenses	1.02%		1.04%		1.07%		1.09%		1.11	%(d)	1.15%
Total net expenses(e)	1.02	%(f)	1.04	%(f)	1.07	%(f)	1.08	%(f)	1.05	%(d)	1.09	%(f)
Net investment income	1.74%		2.49%		1.92%		2.16%		2.65	%(d)	2.18%
Supplemental data
Net assets, end of period (in thousands)	$75,218		$81,206		$85,511		$84,342		$77,344		$72,421
Portfolio turnover	25%		27%		19%		24%		23%		20%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
26

COLUMBIA DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,										Year Ended September 30,
Class W	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$19.06		$19.01		$17.05		$13.96		$12.16		$12.12
Income from investment operations:
Net investment income	0.32		0.47		0.31		0.33		0.25		0.30
Net realized and unrealized gain	0.43		1.18		2.23		3.10		1.73		0.02	(b)
Total from investment operations	0.75		1.65		2.54		3.43		1.98		0.32
Less distributions to shareholders:
Net investment income	(0.45)		(0.40)		(0.34)		(0.34)		(0.18)		(0.28)
Net realized gains	(0.94)		(1.20)		(0.24)		—		—		—
Total distributions to shareholders	(1.39)		(1.60)		(0.58)		(0.34)		(0.18)		(0.28)
Net asset value, end of period	$18.42		$19.06		$19.01		$17.05		$13.96		$12.16
Total return	4.43%		9.09%		15.21%		24.91%		16.27%		2.57%
Ratios to average net assets(c)
Total gross expenses	1.02%		1.02%		1.00%		1.04%		1.05	%(d)	1.08%
Total net expenses(e)	1.02	%(f)	1.02	%(f)	1.00	%(f)	1.02	%(f)	1.00	%(d)	1.00	%(f)
Net investment income	1.72%		2.47%		1.75%		2.20%		2.71	%(d)	2.28%
Supplemental data
Net assets, end of period (in thousands)	$98		$164		$193		$9,373		$47,647		$43,525
Portfolio turnover	25%		27%		19%		24%		23%		20%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
27

COLUMBIA DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class Y	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$19.35	$19.27	$17.27	$14.66
Income from investment operations:
Net investment income	0.40	0.66	0.47	0.23
Net realized and unrealized gain	0.44	1.10	2.18	2.58
Total from investment operations	0.84	1.76	2.65	2.81
Less distributions to shareholders:
Net investment income	(0.53)	(0.48)	(0.41)	(0.20)
Net realized gains	(0.94)	(1.20)	(0.24)	—
Total distributions to shareholders	(1.47)	(1.68)	(0.65)	(0.20)
Net asset value, end of period	$18.72	$19.35	$19.27	$17.27
Total return	4.87%	9.59%	15.72%	19.29%
Ratios to average net assets(b)
Total gross expenses	0.59%	0.59%	0.59%	0.60	%(c)
Total net expenses(d)	0.59%	0.59%	0.59%	0.60	%(c)
Net investment income	2.19%	3.41%	2.58%	2.49	%(c)
Supplemental data
Net assets, end of period (in thousands)	$228,089	$171,392	$78,674	$1,190
Portfolio turnover	25%	27%	19%	24%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
28

COLUMBIA DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,										Year Ended September 30,
Class Z	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$19.09		$19.03		$17.07		$13.97		$12.17		$12.13
Income from investment operations:
Net investment income	0.36		0.53		0.39		0.38		0.27		0.33
Net realized and unrealized gain	0.44		1.18		2.19		3.10		1.72		0.03	(b)
Total from investment operations	0.80		1.71		2.58		3.48		1.99		0.36
Less distributions to shareholders:
Net investment income	(0.50)		(0.45)		(0.38)		(0.38)		(0.19)		(0.32)
Net realized gains	(0.94)		(1.20)		(0.24)		—		—		—
Total distributions to shareholders	(1.44)		(1.65)		(0.62)		(0.38)		(0.19)		(0.32)
Net asset value, end of period	$18.45		$19.09		$19.03		$17.07		$13.97		$12.17
Total return	4.69%		9.40%		15.46%		25.27%		16.39%		2.82%
Ratios to average net assets(c)
Total gross expenses	0.77%		0.77%		0.77%		0.79%		0.80	%(d)	0.84%
Total net expenses(e)	0.77	%(f)	0.77	%(f)	0.77	%(f)	0.78	%(f)	0.75	%(d)	0.79	%(f)
Net investment income	2.00%		2.76%		2.22%		2.46%		2.96	%(d)	2.48%
Supplemental data
Net assets, end of period (in thousands)	$4,766,037		$4,800,733		$5,062,852		$4,846,586		$3,396,290		$2,227,757
Portfolio turnover	25%		27%		19%		24%		23%		20%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
29

COLUMBIA DIVIDEND INCOME FUND

NOTES TO FINANCIAL STATEMENTS

May 31, 2016

Note 1. Organization

Columbia Dividend Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class T shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with previous fund reorganizations.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Annual Report 2016
30

COLUMBIA DIVIDEND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Annual Report 2016
31

COLUMBIA DIVIDEND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually.

Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective October 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.72% to 0.52% as the Fund's net assets increase. The effective management services fee rate for the year ended May 31, 2016 was 0.57% of the Fund's average daily net assets.

Prior to October 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from June 1, 2015 through September 30, 2015, the investment advisory services fee paid to the Investment Manager was $15,277,338, and the administrative services fee paid to the Investment Manager was $1,293,409.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members

Annual Report 2016
32

COLUMBIA DIVIDEND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Class I and Class Y shares do not pay transfer agency fees.

For the year ended May 31, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class R	0.19
Class R4	0.19
Class R5	0.05
Class T	0.19
Class W	0.19
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $3,749.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class R and Class W shares of the Fund, respectively.

Annual Report 2016
33

COLUMBIA DIVIDEND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund's average daily net assets attributable to Class T shares. In addition, if the Fund declares dividends on a daily basis, the servicing fee for Class T shares will be waived by selling and/or servicing agents to the extent necessary to prevent the net investment income for Class T shares from falling below 0.00% on a daily basis. The effective shareholder services fee rate for the year ended May 31, 2016 was 0.25% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $1,808,504 for Class A, $275 for Class B, $33,493 for Class C and $2,836 for Class T shares for the year ended May 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap October 1, 2015 through September 30, 2016	Voluntary Expense Cap Prior to October 1, 2015
Class A	1.13%	1.13%
Class B	1.88	1.88
Class C	1.88	1.88
Class I	0.74	0.75
Class R	1.38	1.38
Class R4	0.88	0.88
Class R5	0.79	0.80
Class T	1.13	1.13
Class W	1.13	1.13
Class Y	0.74	0.75
Class Z	0.88	0.88

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2016, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications and re-characterization of distributions for investments. To the extent these differences are

Annual Report 2016
34

COLUMBIA DIVIDEND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(2,093,286)
Accumulated net realized gain	2,093,286

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2016	2015
Ordinary income	$220,439,013	$194,414,908
Long-term capital gains	416,557,944	554,298,637
Total	$636,996,957	$748,713,545

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$22,910,531
Undistributed long-term capital gains	152,584,165
Net unrealized appreciation	2,641,551,096

At May 31, 2016, the cost of investments for federal income tax purposes was $6,472,020,869 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$2,659,750,124
Unrealized depreciation	(18,199,028)
Net unrealized appreciation	$2,641,551,096

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,016,468,368 and $2,328,124,020, respectively, for the year ended May 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended May 31, 2016.

Annual Report 2016
35

COLUMBIA DIVIDEND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

Note 8. Significant Risks

Shareholder Concentration Risk

At May 31, 2016, two unaffiliated shareholders of record owned 43.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 14.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Financial Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are

Annual Report 2016
36

COLUMBIA DIVIDEND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
37

COLUMBIA DIVIDEND INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Dividend Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Dividend Income Fund (the "Fund", a series of Columbia Funds Series Trust I) at May 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
July 25, 2016

Annual Report 2016
38

COLUMBIA DIVIDEND INCOME FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Qualified Dividend Income	100.00%
Dividends Received Deduction	100.00%
Capital Gain Dividend	$219,621,398

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2016
39

COLUMBIA DIVIDEND INCOME FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	57	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	57

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	57	None

Annual Report 2016
40

COLUMBIA DIVIDEND INCOME FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	57

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	57

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	57	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	57	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2016
41

COLUMBIA DIVIDEND INCOME FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	57	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	57	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Consultant to the Trustees*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Trustee Consultant 2016	Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	57	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015

* J. Kevin Connaughton was appointed consultant to the Trustees effective March 1, 2016. Shareholders of the Funds are expected to be asked to elect Mr. Connaughton as a Trustee at a future shareholder meeting.

Annual Report 2016
42

COLUMBIA DIVIDEND INCOME FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

176

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2016
43

COLUMBIA DIVIDEND INCOME FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
44

COLUMBIA DIVIDEND INCOME FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
45

Columbia Dividend Income Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN139_05_F01_(07/16)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that  Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the five series of the registrant whose reports to stockholders are included in this annual filing.  One series liquidated on November 23, 2015 and the fees incurred by this series through its liquidation date are included in the response to this Item.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended May 31, 2016 and May 31, 2015 are approximately as follows:

2016	2015
$167,700	$151,000

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended May 31, 2016 and May 31, 2015 are approximately as follows:

2016	2015
$2,000	$1,200

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In fiscal years 2016 and 2015, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended May 31, 2016 and May 31, 2015, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2016 and May 31, 2015 are approximately as follows:

2016	2015
$30,600	$14,300

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended May 31, 2016 and May 31, 2015, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)                                 All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2016 and May 31, 2015 are approximately as follows:

2016	2015
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended May 31, 2016 and May 31, 2015 are approximately as follows:

2016	2015
$335,000	$115,000

In fiscal years 2016 and 2015, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2016 and 2015 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended May 31, 2016 and May 31, 2015 are approximately as follows:

2016	2015
$367,600	$130,500

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	July 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	July 26, 2016

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	July 26, 2016